Q3 2014

Columbia Acorn Family of Funds

Class A, B, C, I, R, R4, R5, Y and Z Shares

Managed by Columbia Wanger Asset Management, LLC

Third Quarter Report

September 30, 2014

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 9/30/14

	Columbia Acorn Fund®	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A	$33.89	$45.23	$32.30	$27.16	$24.12	$15.01	$13.10	$14.50
Class B	$30.32	$43.63	$28.79	$25.64	$21.24	$15.06	NA	NA
Class C	$29.73	$43.43	$28.49	$25.48	$20.90	$15.03	$12.99	$14.30
Class I	$35.53	$45.44	$34.18	$27.53	$25.41	NA	$13.17	$14.52
Class R	NA	$45.07	NA	NA	NA	NA	NA	NA
Class R4	$36.00	$45.65	$34.67	$27.67	$25.77	$14.92	$13.24	$14.59
Class R5	$36.03	$45.37	$34.68	$27.67	$25.79	$14.94	$13.24	$14.66
Class Y	$36.08	$45.72	$34.75	$27.66	$25.87	$14.93	$13.12	NA
Class Z	$35.46	$45.38	$34.05	$27.52	$25.31	$14.86	$13.15	$14.53

The views expressed in the "Chattering Squirrels" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Funds. This is particularly so because the Funds focus on small- and mid-cap companies that usually have lower trading volumes and often take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate a Fund's exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Columbia Acorn Family of Funds

Table of Contents

Share Class Performance	2
Fund Performance vs. Benchmarks	3
Descriptions of Indexes	4
Chattering Squirrels: 2014 Shareholder Information Meeting Recap	5
Columbia Acorn® Fund
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	26
Statement of Investments	29
Columbia Acorn International®
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	41
Statement of Investments	43
Portfolio Diversification	52
Columbia Acorn USA®
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	53
Statement of Investments	54
Columbia Acorn International SelectSM
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	60
Statement of Investments	61
Portfolio Diversification	66
Columbia Acorn SelectSM
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	67
Statement of Investments	68
Columbia Thermostat FundSM
In a Nutshell	20
At a Glance	21
Statement of Investments	73
Columbia Acorn Emerging Markets FundSM
In a Nutshell	22
At a Glance	23
Major Portfolio Changes	75
Statement of Investments	76
Portfolio Diversification	81
Columbia Acorn European FundSM
In a Nutshell	24
At a Glance	25
Major Portfolio Changes	82
Statement of Investments	84
Portfolio Diversification	88
Columbia Acorn Family of FundsSM
Expense Information	91

Estimated Year-End Distributions

To help with your tax planning, following are the estimated year-end capital gain distributions for the Columbia Acorn Funds. With the exception of Columbia Thermostat Fund, the expected record date is December 8, 2014, and the ex-dividend and payable date is December 9, 2014. For Columbia Thermostat Fund, the expected record date is December 19, 2014, and the ex-dividend and payable date is December 22, 2014. Distribution information is not final and should not be considered final until after the record date. The board of trustees will determine the actual distributions the Funds will pay. We do not provide estimates for income distributions but some Funds may pay such distributions on the same dates noted above.

	Short-term Capital Gains	Long-term Capital Gains
Columbia Acorn Fund®	None	$4.35-$4.85
Columbia Acorn International®	None	$2.00-$2.25
Columbia Acorn USA®	None	$5.00-$5.50
Columbia Acorn International SelectSM	$0.10-$0.15	$2.40-$2.65
Columbia Acorn SelectSM	$0.00-$0.05	$3.85-$4.35
Columbia Thermostat FundSM	$0.10-$0.15	$0.05-$0.10
Columbia Acorn Emerging Markets FundSM	None	None
Columbia Acorn European FundSM	None	None

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 9/30/14

	Class A		Class B		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn® Fund
Year to date*	-3.16%	-8.72%	-3.64%	-8.34%	-3.64%	-4.58%
1 year	3.84%	-2.13%	3.16%	-1.57%	3.12%	2.18%
5 years	13.42%	12.09%	12.75%	12.51%	12.58%	12.58%
10 years	8.93%	8.29%	8.27%	8.27%	8.10%	8.10%
Columbia Acorn International®
Year to date*	-1.94%	-7.57%	-2.47%	-7.29%	-2.48%	-3.44%
1 year	3.98%	-2.00%	3.21%	-1.65%	3.20%	2.23%
5 years	9.61%	8.32%	8.86%	8.57%	8.78%	8.78%
10 years	10.58%	9.93%	9.84%	9.84%	9.73%	9.73%
Columbia Acorn USA®
Year to date*	-4.03%	-9.54%	-4.68%	-9.37%	-4.51%	-5.45%
1 year	2.43%	-3.46%	1.56%	-2.97%	1.76%	0.85%
5 years	13.20%	11.87%	12.41%	12.16%	12.38%	12.38%
10 years	7.95%	7.32%	7.23%	7.23%	7.14%	7.14%
Columbia Acorn International SelectSM
Year to date*	1.33%	-4.49%	0.85%	-4.15%	0.77%	-0.23%
1 year	3.21%	-2.73%	2.58%	-2.22%	2.46%	1.50%
5 years	10.05%	8.75%	9.36%	9.07%	9.20%	9.20%
10 years	9.70%	9.05%	9.00%	9.00%	8.84%	8.84%
Columbia Acorn SelectSM
Year to date*	-0.60%	-6.31%	-1.21%	-5.87%	-1.19%	-2.12%
1 year	8.91%	2.63%	8.03%	3.97%	8.09%	7.28%
5 years	11.32%	10.01%	10.57%	10.30%	10.47%	10.47%
10 years	8.12%	7.48%	7.39%	7.39%	7.27%	7.27%
Columbia Thermostat FundSM
Year to date*	3.47%	-2.48%	3.11%	-1.89%	2.90%	1.90%
1 year	5.42%	-0.63%	4.94%	0.02%	4.68%	3.70%
5 years	10.64%	9.33%	10.07%	9.80%	9.82%	9.82%
10 years	6.70%	6.07%	6.14%	6.14%	5.90%	5.90%
Columbia Acorn Emerging Markets FundSM
Year to date*	-1.96%	-7.62%	NA	NA	-2.48%	-3.45%
1 year	4.92%	-1.14%	NA	NA	4.17%	3.17%
Life of Fund	9.51%	7.45%	NA	NA	8.75%	8.75%
Columbia Acorn European FundSM
Year to date*	-7.05%	-12.42%	NA	NA	-7.54%	-8.46%
1 year	3.38%	-2.55%	NA	NA	2.67%	1.67%
Life of Fund	13.42%	11.29%	NA	NA	12.60%	12.60%

	Class I	Class R	Class R4	Class R5	Class Y	Class Z

Columbia Acorn® Fund
Year to date*	-2.89%	NA	-2.96%	-2.90%	-2.87%	-2.95%
1 year	4.22%	NA	4.11%	4.16%	4.22%	4.14%
5 years	13.81%	NA	13.73%	13.77%	13.78%	13.75%
10 years	9.28%	NA	9.25%	9.26%	9.27%	9.25%
Columbia Acorn International®
Year to date*	-1.66%	-2.22%	-1.80%	-1.70%	-1.65%	-1.72%
1 year	4.38%	3.54%	4.19%	4.30%	4.36%	4.26%
5 years	10.03%	9.26%	9.94%	9.98%	10.00%	9.97%
10 years	10.98%	10.24%	10.93%	10.94%	10.96%	10.94%
Columbia Acorn USA®
Year to date*	-3.71%	NA	-3.84%	-3.76%	-3.73%	-3.83%
1 year	2.90%	NA	2.74%	2.80%	2.85%	2.73%
5 years	13.61%	NA	13.52%	13.54%	13.56%	13.51%
10 years	8.31%	NA	8.26%	8.27%	8.28%	8.26%
Columbia Acorn International SelectSM
Year to date*	1.64%	NA	1.52%	1.60%	1.60%	1.57%
1 year	3.63%	NA	3.49%	3.59%	3.62%	3.57%
5 years	10.49%	NA	10.41%	10.44%	10.45%	10.43%
10 years	10.09%	NA	10.04%	10.06%	10.06%	10.05%
Columbia Acorn SelectSM
Year to date*	-0.38%	NA	-0.49%	-0.41%	-0.37%	-0.42%
1 year	9.27%	NA	9.13%	9.22%	9.27%	9.18%
5 years	11.73%	NA	11.61%	11.64%	11.67%	11.63%
10 years	8.47%	NA	8.41%	8.43%	8.44%	8.42%
Columbia Thermostat FundSM
Year to date*	NA	NA	3.71%	3.78%	3.78%	3.72%
1 year	NA	NA	5.72%	5.81%	5.84%	5.75%
5 years	NA	NA	10.89%	10.92%	10.93%	10.90%
10 years	NA	NA	6.96%	6.97%	6.98%	6.97%
Columbia Acorn Emerging Markets FundSM
Year to date*	-1.73%	NA	-1.79%	-1.72%	-1.73%	-1.80%
1 year	5.33%	NA	5.27%	5.29%	5.33%	5.20%
Life of Fund	9.95%	NA	9.89%	9.92%	9.91%	9.83%
Columbia Acorn European FundSM
Year to date*	-6.87%	NA	-6.83%	-6.86%	NA	-6.86%
1 year	3.68%	NA	3.67%	3.70%	NA	3.64%
Life of Fund	13.74%	NA	13.73%	13.72%	NA	13.72%

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower. Please see Page 91 of this report for information on contractual fee waiver and expense reimbursement agreements in place on September 30, 2014, for Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Select.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Continued on Page 3.

Fund Performance vs. Benchmarks Class Z Average Annual Total Returns through 9/30/14

Class Z Shares	3rd quarter*	Year to date*	1 year	5 years	10 years	Life of Fund
Columbia Acorn® Fund (ACRNX) (6/10/70)	-5.44%	-2.95%	4.14%	13.75%	9.25%	14.58%
Russell 2500 Index	-5.35%	0.28%	8.97%	15.99%	9.45%	NA
S&P 500 Index**	1.13%	8.34%	19.73%	15.70%	8.11%	11.03%
Russell 2000 Index	-7.36%	-4.41%	3.93%	14.29%	8.19%	NA
Lipper Mid-Cap Growth Funds Index	-2.23%	1.98%	10.64%	14.69%	9.68%	NA
Columbia Acorn International® (ACINX) (9/23/92)	-7.29%	-1.72%	4.26%	9.97%	10.94%	11.14%
S&P Global Ex-U.S. Between $500M and $5B Index	-5.50%	1.78%	5.91%	8.66%	9.74%	8.58%
S&P Global Ex-U.S. SmallCap Index	-6.76%	0.20%	5.40%	8.79%	9.30%	8.02%
MSCI EAFE Index (Net)	-5.88%	-1.38%	4.25%	6.56%	6.32%	6.22%
Lipper International Small/Mid Growth Funds Index	-6.92%	-2.85%	3.77%	11.01%	10.17%	NA
Columbia Acorn USA® (AUSAX) (9/4/96)	-6.35%	-3.83%	2.73%	13.51%	8.26%	10.51%
Russell 2000 Index	-7.36%	-4.41%	3.93%	14.29%	8.19%	8.26%
Lipper Small-Cap Growth Funds Index	-5.46%	-5.42%	1.98%	14.47%	8.06%	6.88%
Columbia Acorn Int'l SelectSM (ACFFX) (11/23/98)	-7.43%	1.57%	3.57%	10.43%	10.05%	9.53%
S&P Developed Ex-U.S. Between $2B and $10B Index	-6.36%	0.37%	4.80%	8.31%	8.15%	7.70%
MSCI EAFE Index (Net)	-5.88%	-1.38%	4.25%	6.56%	6.32%	4.46%
Lipper International Small/Mid Growth Funds Index	-6.92%	-2.85%	3.77%	11.01%	10.17%	10.40%
Columbia Acorn SelectSM (ACTWX) (11/23/98)	-1.75%	-0.42%	9.18%	11.63%	8.42%	10.26%
S&P MidCap 400 Index	-3.98%	3.22%	11.82%	16.37%	10.29%	10.36%
S&P 500 Index**	1.13%	8.34%	19.73%	15.70%	8.11%	5.32%
Lipper Mid-Cap Core Funds Index	-3.33%	3.48%	12.48%	14.93%	9.17%	9.02%
Columbia Thermostat FundSM (COTZX) (9/25/02)	-0.34%	3.72%	5.75%	10.90%	6.97%	8.00%
S&P 500 Index	1.13%	8.34%	19.73%	15.70%	8.11%	9.80%
Barclays U.S. Aggregate Bond Index	0.17%	4.10%	3.96%	4.12%	4.62%	4.62%
Lipper Flexible Portfolio Funds Index	-1.84%	4.05%	9.63%	9.59%	6.89%	8.19%
50/50 Blended Benchmark	0.66%	6.28%	11.69%	10.04%	6.65%	7.47%
Columbia Acorn Emerging Markets FundSM (CEFZX) (8/19/11)	-4.99%	-1.80%	5.20%	—	—	9.83%
S&P Emerging Markets Between $500M and $5B Index	-2.35%	5.40%	8.26%	—	—	4.71%
MSCI Emerging Markets Small Cap Index	-1.37%	7.48%	8.84%	—	—	3.29%
Lipper Emerging Markets Index	-3.56%	2.73%	4.59%	—	—	4.14%
Columbia Acorn European FundSM (CAEZX) (8/19/11)	-9.07%	-6.86%	3.64%	—	—	13.72%
S&P Europe Between $500M and $5B Index	-9.96%	-3.94%	6.06%	—	—	15.54%
Euromoney Smaller European Companies Index	-11.07%	-4.41%	5.44%	—	—	13.99%
Lipper European Region Index	-7.74%	-4.06%	5.01%	—	—	14.08%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R shares for Columbia Acorn International is 8/2/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12, except that Class Y shares of Columbia Acorn Emerging Markets Fund commenced operations on 6/13/13 and Class R4 shares of Columbia Acorn European Fund commenced operations on 6/25/14. The inception date for Class R5 shares of Columbia Acorn International is 8/2/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500® Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 4 for a description of the indexes listed above.

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Euromoney Smaller European Companies (inc UK) Index is an index of smaller companies in Europe including the UK market. The Euromoney Smaller European Companies Index covers companies of small- and mid-cap market capitalization in Europe's developed markets. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Mid-Cap Core Funds Index, 30 largest mid-cap core funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index (Net), a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  S&P MidCap 400® Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B® Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B® Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 20 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B® Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 European countries (as of December 31, 2013): Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap® Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B® Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Chattering Squirrels: 2014 Shareholder Information Meeting Recap

On September 24, 2014, we held our annual Shareholder Information Meeting in Chicago. Following are highlights from the presentations given at that meeting on our two largest funds, Columbia Acorn Fund and Columbia Acorn International. Data used in the presentations has been updated in this recap through September 30, 2014.

P. Zachary Egan, President and International Chief Investment Officer of Columbia Wanger Asset Management, LLC, Co-Portfolio Manager of Columbia Acorn International and Columbia Acorn Emerging Markets Fund

We often get questions from investors on the global economy, but macroeconomic issues do not form a central part of our investment process. We do think that macroeconomic factors matter, but we're realists about the extent to which we can build a differentiated view that is likely also to be correct. Instead, we seek out investment situations in which the most important variables impacting a company's cash flows, and ultimately its share price, are not macro events, but micro factors that are company or industry specific. This is where we believe we can form a unique view, because these factors lie below the radar of many investors, providing an opportunity to leverage the experience and networks that we have to develop a broader understanding of a company.

Ferreting out these ideas is a labor-intensive enterprise and requires a high degree of decentralized decision making. Columbia Wanger Asset Management (Columbia Wanger) is fortunate to have a large analyst team that plays a central role in our process. Our analysts run their own research programs, they largely determine what goes into portfolios and, within limits set by portfolio managers, they determine position sizes. We think this is essential to identifying interesting situations early and reacting to them as they evolve.

Typically, our analysts focus on long-fuse situations that may take many years to play out. The implications of this are twofold. First, we must take a multi-year view on a company to even recognize the development. Second, we have to be prepared to dig in for at least several years to let the idea work in a portfolio, while taking advantage of short-term wobbles in the share price to add to high-conviction ideas. Many fund managers, by contrast, adopt very short-term views and are correspondingly interested in short-term factors that might move the share price in their brief holding period.

This contrast in Columbia Wanger's approach versus much of the industry is demonstrably true by looking at mutual fund turnover ratios. The average U.S. mid-cap growth fund had an average portfolio turnover rate over the last five years of 93% through the end of 2013. This compares to Columbia Acorn Fund's turnover rate of 21%, which is reasonably consistent with the Fund's long-term history. Looking at foreign small- to mid-cap growth funds, they have had a turnover rate of 87%, whereas Columbia Acorn International's turnover rate was 33% for the five-year trailing period.1 Our longer holding periods lead us to focus on a different set of questions, and provide an important potential edge that we can leverage as investors.

The quality of the company matters a great deal when you have a long holding period. We define a quality company as one that has the ability to generate returns on invested capital that are comparatively high, and provides an opportunity to reinvest those high cash flows back into similarly high-returning projects. This is how companies compound value over time. The sources of high returns vary, but often have to do with a favorable market structure or with products whose value is very high relative to their cost. To recognize this, we consider a company's competition and how difficult it is to enter the business. We question whether customers can switch to other suppliers relatively easily and how important product reliability and traceability is in the event of a product failure. We believe that one of the ironic features of the free market economy is that businesses in perfectly competitive markets, where anybody can arrive and set up shop and compete, tend to have investment returns that trend down toward the merely tolerable. Businesses, on the other hand, that operate in niches protected from the full force of competition tend to generate the most attractive returns. Every business sits somewhere on a continuum between perfect competition, on the one hand, and some form of oligopoly on the other hand. We believe the best businesses for investors tend to be situated toward the latter end of that continuum and that is where the Columbia Acorn Funds seek to invest.

Robert A. Mohn, Domestic Chief Investment Officer of Columbia Wanger, Lead Portfolio Manager of Columbia Acorn Fund and Columbia Acorn USA

For the year ended September 30, 2014, Columbia Acorn Fund Class Z shares returned 4.14%, trailing the Fund's primary benchmark, the Russell 2500 Index, which was up 8.97% for the same period. On an industry basis, three areas that impaired Fund relative results were retailing, energy and capital goods.

Retailing has been one of the weakest performing industries in the benchmark over the past year, as consumer spending ran out of steam. We reduced the Fund's exposure to apparel retailers early last year. However, a couple of our larger positions in non-apparel retailers reported disappointing sales results during the holiday season, which continued into the new year. Within the energy sector, Fund returns suffered as larger national oil companies crimped their capital expenditure budgets, hurting Fund offshore oil service companies. In the capital goods sector, the lackluster global economic growth environment has not been conducive to companies the Fund owns that earn a significant portion of their revenues from overseas markets.

Two stronger industries within the Fund over the past 12 months were telecommunications and banks. Chuck McQuaid, former lead portfolio manager of the Fund, continues to follow the telecom space for us as an analyst, and the Fund has benefited from his skills. One of his large positions announced it was to be acquired by a larger rival this past June. Dave Frank, the co-portfolio manager of the Fund, has demonstrated a knack for investing in differentiated banks possessing niche areas of expertise. Two of Dave's banks, which target venture capital and entertainment financing in the United States, were winners this past year.

Columbia Acorn Fund has lagged its benchmark for the second consecutive year, which is very disappointing to us. Our individual stock picking has not been satisfactory but, beyond that, our analysis suggests that our overall investment style has recently been out of favor. Our core investment style is generally referred to as "growth at a reasonable price." A better phrase may be "common sense investing." We believe that common sense holds that one should buy well-managed companies with high returns on investment and favorable long-term growth prospects, and that one should pay a reasonable, appropriate price for these stocks; hence the phrase "growth at a reasonable price." This is the style of investing Columbia Wanger has successfully employed for over four decades. It works extremely well in the long run but can lag over shorter periods of time. The best returns have recently been produced by companies with negative earnings and stocks with the lowest price-to-earnings ratios, which tend to have poor long-term growth outlooks. Although we do own individual investments in both of those groupings, our emphasis on quality growth business models trading at reasonable prices has left us underrepresented in cheaply valued and negative earning stocks. The most profitable companies, those with the highest profit margins, have been the poorest performers in the market over the last two years.

So why is the stock market caught in this rather peculiar cycle? One explanation may hinge on the flood of excess liquidity sloshing around the financial markets as a result of monetary authorities' easy money policies. Across the financial spectrum, we've seen these surplus dollars gravitating toward lower-quality investments, more speculative stocks, or even high-yield investments like utilities and REITs. If the policies of the Federal Reserve (the Fed) are to blame, we expect the apparent winding down of quantitative easing may soon turn the market cycle in our favor.

We have noticed some encouraging signs of a change in the market winds of late. We've seen a welcome return of takeover activity in the Fund. Larger company corporate acquirers tend to pursue takeover targets with good sustainable growth potential that they can acquire without paying too high of a price. That's exactly what we do at Columbia Wanger. In 2007, when 37 of the Fund's stocks were acquired, Columbia Acorn Fund outperformed its benchmark by 6.3%. After a long period of few Fund takeouts, merger and acquisition activity finally began to pick up in June, with eight of the Fund's stocks taken out from June through September. While still a low number, it's an improvement. Large corporations and buyout funds are currently flush with near-record amounts of cash. To the extent they continue to deploy that cash to purchase smaller-sized companies, Columbia Acorn Fund should benefit.

Louis J. Mendes, Co-Portfolio Manager of Columbia Acorn International and Columbia Acorn Emerging Markets Fund

For the 12 months ended September 30, 2014, Columbia Acorn International Class Z shares returned 4.26%, behind the 5.91% gain of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B® Index, and in line with the 4.25% return of the large-cap MSCI EAFE Index (Net). Historically, small-cap international investing has provided significant excess returns relative to traditional larger cap international investing. From the Fund's inception 22 years ago, Columbia Acorn International's annualized return of 11.14% compounded to a total return of 923.83% at the end of September, while the 6.22% return of the MSCI EAFE Index (Net) only reached 277.39%.

Looking at the Fund's returns relative to its primary benchmark and its peers over the five-year, 10-year and life-of-fund periods, the Fund's analyst team has been able to add value to the investment process by outperforming both its benchmark and its Lipper peers, as reflected by the performance of the Lipper International Small/Mid Growth Funds Index, over most periods. (See Page 3 of this report for additional data.)

The above data supports two points: there are long-term benefits of investing in international small-cap equities, rather than international, large-cap equities alone; and Columbia Acorn International has been a very compelling vehicle for achieving this goal.

Efficient market theorists would argue that for a given higher level of return there must be a commensurate higher level of risk. However, one of the primary tenets of Columbia Wanger's investment style is risk management through diversification.2 We have consistently held over 200 positions in the Fund. Furthermore, the top 10 positions have ranged from 10% to 15% of Fund assets. So, no single stock or group of stocks is likely to account for the bulk of investment performance, good or bad, in any given time period. In addition, the Fund is diversified both by country and by sector. Returns come from many different companies, operating in many different countries, often performing independently of one another.

Investors may wonder if there is ever a time one should avoid investing in international stocks altogether. Well, if there ever was such a time for that scenario to be considered, 2014 has been as good a year as any to question the wisdom of international investing. In February/March, Russia's military occupied the Crimean Peninsula. On March 8, Malaysian Flight 370 mysteriously disappeared on its way from Kuala Lumpur to Beijing. On May 22, the military of Thailand staged a coup, deposed the elected government and imposed martial law. In July, Israel implemented Operation Protective Edge in the Gaza Strip. Since early summer, the largest outbreak of the deadly Ebola virus continues to spread throughout western Africa. And, most recently, the gruesome executions of civilians in the Middle East have renewed fears of a Jihadist threat to modern society.

With all this disturbing news, it may seem surprising that the international equity markets haven't responded with a correction to reflect a heightened risk premium. One explanation, particularly in the area of small-cap investing, may be that these companies are simply unaffected by the myriad of news that floods our TVs, radios and iPhones.

To illustrate this point, let's consider a Japanese holding in the Fund that operates an airport in Tokyo. Its business is driven by travelers passing through its airport and spending money. Surely it would be affected by global events. Not so. It was unaffected by the lost Malaysian airliner, the Thai coup or any of the European/Mideast crises. In fact, the company may actually have benefited from tourists deciding that Japan is as safe a place to travel as anywhere else in the world.

By owning many separate and distinct companies in the portfolio, companies that operate on divergent local metrics and not necessarily on global cycles or sentiment, we can reduce stock correlations. We continue to believe in the merits of international small-cap investing and believe that our diversified style may provide very competitive returns, while mitigating stock-specific risk.

Our Analysts' Approach

Also at this year's meeting, two members of Columbia Wanger's investment team spoke on the industries that they cover, providing insight into their process and the different issues they consider when selecting stocks for our Funds.

David L. Frank, Co-Portfolio Manager of Columbia Acorn Fund and Financials, Transportation and Housing Analyst at Columbia Wanger

The U.S. highway system provides an intriguing example of the breadth and tremendous complexity of issues we grapple with as analysts. Our perspective extends far beyond merely crunching numbers in annual reports and talking to brokerages about their latest earnings estimates. We must evaluate a multitude of hard-to-quantify political, demographic and technological factors as they evolve over many years.

A good analyst always learns the history of an industry to better understand its present and future. Dwight Eisenhower oversaw the creation of our mammoth interstate highway system in the 1950s. Since then, the United States has relied on it to move the vast majority of both domestic and imported goods. For decades, the unrivaled excellence of our highways conferred economic and strategic advantages over every other country in the world.

Counting both interstates and other roads, the National Highway System spans over 160,000 miles. According to the U.S. Department of Transportation, trucks moved in excess of $11 trillion of goods in 2012 on both federal and local grids. More than 1.5 million Americans work as drivers of large trucks. Many other workers in large metro areas can spend 10% or more of their waking hours commuting.

In recent decades, investment in this vital network has failed to keep pace with growth in population, GDP and transport volumes. The American Society of Civil Engineers graded overall U.S. infrastructure "D" in its 2013 report card. The group estimates that traffic congestion costs $101 billion annually in wasted time and fuel. Capital expenditures at all levels on our roads amount to $91 billion annually with roughly half of that coming from the federal government. The Federal Highway Administration calculates that $170 billion every year would be needed to steadily improve the network. Even the current rate of outlays is at risk as the National Highway Trust teeters on the verge of depleting its reserves. Congress hasn't raised the $0.18 per gallon tax on gasoline in over two decades. The Obama Administration and Congress cannot seem to come to an agreement on the best way to fund maintenance and improvements, so stopgap measures to keep money flowing are likely until after the upcoming mid-term elections.

Let's consider a couple investment options available in the transportation sector. Driven in large part by a resurgence in rail, we've seen the advent and rapid growth of intermodal shipping. This method of transit uses a combination of rail for the majority of haul and then trucks on either end to bring containerized cargo to destinations that are not located near train terminals. An intermodal haul is much cheaper than a pure truck haul because it uses both labor and fuel far more efficiently. Unlike rail, intermodal players can operate with only moderate capital expenditures and thus can achieve very high returns on capital, making them attractive to investors.

Another group to consider in the transportation sector is freight brokers. Often described as "asset-light" logistics providers, freight brokers own no transportation equipment but act as intermediaries between carriers and companies with goods to ship. They assist in matching demand with hauling capacity and have been especially successful in reducing the number of miles trucks must move empty to pick up their next load. Freight brokers' only major investment is technology and they can enjoy good economics even in downturns.

Transportation has been a fertile area for investment for Columbia Acorn Fund analysts over several decades. Chuck McQuaid was one of the first major investors in freight brokers. One of his selections appreciated well over tenfold. Rob Mohn identified intermodal companies early on as a promising theme and was also highly successful with his approach. I have sought to continue their success. As firm founder Ralph Wanger taught us, we must always question whether what succeeded in the past will keep working and humbly attempt to discern how the future might look without either staying blindly stuck in the past or wildly imagining massive overnight change.

William J. Doyle, Co-Portfolio Manager of Columbia Acorn USA and Global Energy Analyst at Columbia Wanger

Some very significant changes have taken place in the energy sector in recent years, particularly in North American oil and natural gas. According to the U.S. Department of Energy, U.S. crude oil production has grown over the last few years at a rate unparalleled since the 1970s.

This transition back to oil production growth after decades of decline results from a technological revolution in extracting oil and gas from shale formations. Success in

"unconventional production," which produces hydrocarbons via horizontal drilling and multi-stage hydraulic fracturing, began from the pursuit of more natural gas reserves, particularly in shale formations that had previously been unproductive and not commercially successful. The new technology ultimately worked after years of trying, dramatically increasing natural gas production in the U.S. since 2008.

Industry confidence that significant gas resources remain to be produced from shale for many years to come, combined with the recent growth in production, has pushed natural gas prices down. In the 2006-2008 period before this revolution took place, several entities were building terminals in the United States to import liquefied natural gas for as much as $13 per thousand cubic feet of natural gas. In a dramatic reversal, those same terminals are now being reconfigured to export liquefied natural gas to Europe or Asia, and natural gas prices in the United States are under $4 per thousand cubic feet.

This technological revolution started with natural gas but it migrated to oil very quickly. There has been a significant increase in U.S. crude oil production since horizontal drilling and multi-stage fracturing began. Producing oil from shale formations was initially proven in the Bakken Shale in North Dakota and growth has spread from there. The United States has led world growth in crude oil production, measured on a cumulative basis over the last five years, well ahead of several of the world's largest oil-producing nations.

With the North American refining system meeting more of its needs from U.S. production, oil imports are down. The increased production in the United States has also led to dramatic changes in the logistics of oil and gas. For example, the industry has come full circle, now moving crude oil by rail, a practice originally used with great success by John D. Rockefeller during the formation of the Standard Oil Company.

The shale revolution is still relatively young on a historical basis and has to face a number of challenges going forward. For one thing, unconventional oil and gas production is very resource intensive with significant use and transport of water and sand. Another big challenge is not all of the acreage in each formation is uniformly productive. The Bakken Shale Formation covers six counties in North Dakota and three counties in Montana but the most productive wells are concentrated in relatively small portions of just two of those counties.

Unconventional oil and gas production also has relatively high capital costs with individual well costs often near $10 million, making it difficult for small companies to compete. There are also some limits on the size of available markets for hydrocarbons in North America, excluding export markets. The United States has a law in place that effectively prevents exports of crude oil produced here. The debate around the merits of that law is intensifying, but it still remains in place today.

Energy sector stocks have fallen significantly since June 2014 and detracted from the performance of several of the Columbia Acorn Funds in the third quarter. The return of Libyan oil into the global market, combined with robust oil production growth in the United States and slightly reduced demand, put downward pressure on oil prices and dampened returns. We have selectively increased the Funds' positions in stocks that should be able to benefit from what we believe is the most likely case going forward: continued growth in energy demand over a multi-year period.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Chattering Squirrels" are those of the authors and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries.

1  Source: Columbia Wanger Asset Management, LLC, and Morningstar Direct. Portfolio turnover is the percentage of the lesser of sales or purchases relative to the average market value of the portfolio. The Morningstar Mid-Cap Growth Category, which included 678 funds as of 12/31/13, is made up of funds that target U.S. firms that are projected to grow faster than other mid-cap stocks. The Morningstar Foreign Small/Mid Growth Category, which included 126 funds as of 12/31/13, is made up of funds that invest in small- and mid-sized international stocks that are growth-oriented. Columbia Acorn Fund and Columbia Acorn International one-year turnover figures were published in the audited annual reports for each Fund. For the previous five years, an average was calculated to get the five-year average turnover ratio. For the two Morningstar category averages, one-year turnover ratios for the full category were exported from Morningstar Direct. Morningstar pulls the annual turnover ratios for the funds within the category from each fund's annual report and creates an average for the category for the one-year period. An average for the previous five years was calculated to get the five-year average turnover ratio for the respective Morningstar categories.

2  Diversification does not assure a profit or protect against loss.

Columbia Acorn® Fund

In a Nutshell

Robert A. Mohn Lead Portfolio Manager	David L. Frank Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Columbia Acorn Fund Class Z shares ended the third quarter of 2014 down 5.44%, underperforming the 5.35% drop in its primary benchmark, the Russell 2500 Index. Takeover activity continued to be a positive for the Fund, while declines in several health care and industrial stocks dampened performance.

Bally Technologies, a slot machine manufacturer and software developer, was the top contributor to Fund performance, gaining 18% in the quarter. In August, it was announced that Bally would be acquired by Scientific Games. We sold the Fund's position in Bally, taking advantage of the positive upturn caused by the news. A second takeout in the three-month period was Concur Technologies, a provider of web-enabled expense management software. Its stock gained 36% on a September announcement that the company would be acquired by SAP.

Consumer stocks ULTA, a specialty beauty product retailer, and Burlington Stores, an off-price apparel retailer, were also strong in the quarter. Up 29%, ULTA reported revenue growth of 22% over the prior year on the back of strong same-store sales. The company's results were aided by initiatives put in place by a new CEO who joined the company in 2013. Burlington Stores gained 25% in the quarter on strong revenue growth that beat market expectations.

Other winners included SEI Investments, a mutual fund administrator and investment manager. The company gained 10% over the three-month period, benefiting from relatively strong inflows into its investment strategies. Vail Resorts, a ski resort operator and developer, saw its stock rise 12% on favorable market reaction to the news of its well-priced acquisition of Park City Ski Resort.

The Fund saw mixed results from holdings in the biotech sector during the third quarter. Ultragenyx Pharmaceutical, a biotech focused on "ultra-orphan" drugs, gained 32% on continued progress in advancing the company's pipeline of orphan drugs. In contrast, orphan drug developer Synageva BioPharma fell 34%, despite reporting solid Phase III data for its lead drug, sebelipase alfa.

Industrial stocks presented a headwind to Fund performance. Generac, a manufacturer of standby power generators, fell 17% in the quarter on lackluster sales results versus last year's storm-impacted numbers. Trimble

Navigation, a manufacturer of GPS-based instruments, was also down 17% at the quarter end. The company's stock declined with the price of grain, due to lower demand from its agricultural customers.

Hurt by falling oil prices, Fund energy stocks struggled in the quarter. Oil and gas well head manufacturer FMC Technologies was off 11%. Rosetta Resources, an oil and gas producer exploring in Texas, dropped 19%. Hornbeck Offshore, a supply vessel operator in the Gulf of Mexico, declined 30%.

With large-cap stocks outperforming small caps through the end of the third quarter of 2014, there has been a great deal of industry discussion about the reasons for this change. Small caps were the first to rebound off the bottom in 2009 and generally outperformed large caps through the end of last year. While the small-cap strength was a positive for those invested in smaller stocks, it also fueled concerns over valuations. Small caps got ahead of themselves last year, with price performance outpacing improving fundamentals and improving earnings. This year, earnings are growing and stock prices are down, remedying much of the valuation discrepancy. As a result, we believe the relative attractiveness of the small-to-mid-cap category has improved. There appear to be more of what we consider to be good companies available at good valuations now than there were at the start of the year.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/14

SEI Investments	1.5%
FMC Technologies	1.2
Synageva BioPharma	1.0
Generac	0.9
Trimble Navigation	0.8
Vail Resorts	0.7
ULTA	0.7
Rosetta Resources	0.6
Ultragenyx Pharmaceutical	0.5
Burlington Stores	0.3
Hornbeck Offshore	0.3
Concur Technologies	0.2

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn® Fund

At a Glance

Total Net Assets of the Fund:
$17.4 billion

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn® Fund Class Z Shares

June 10, 1970 (Fund inception) through September 30, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended September 30, 2014

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (6/10/70 inception)	-5.44%	-2.95%	4.14%	13.75%	9.25%	14.58%
Class A (10/16/00 inception)
without sales charge	-5.49	-3.16	3.84	13.42	8.93	14.21
with sales charge	-10.93	-8.72	-2.13	12.09	8.29	14.06
Russell 2500 Index*	-5.35	0.28	8.97	15.99	9.45	n/a

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 0.79% for Class Z shares and 1.08% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/ appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/14

Top 10 Holdings

as a percentage of net assets, as of 9/30/14

1.	Ametek Aerospace/Industrial Instruments	2.3%
2.	Mettler-Toledo International Laboratory Equipment	2.0%
3.	Donaldson Industrial Air Filtration	2.0%
4.	Amphenol Electronic Connectors	1.8%
5.	SEI Investments Mutual Fund Administration & Investment Management	1.5%
6.	SBA Communications Communications Towers	1.5%
7.	Nordson Dispensing Systems for Adhesives & Coatings	1.5%
8.	Cepheid Molecular Diagnostics	1.5%
9.	Avis Budget Group Second Largest Car Rental Company	1.2%
10.	FMC Technologies Oil & Gas Well Head Manufacturer	1.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International®

In a Nutshell

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

Columbia Acorn International Class Z shares ended the third quarter of 2014 down 7.29%, trailing its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B® Index, which was down 5.50%. In the first nine months of the year, the Fund was down 1.72%, behind the benchmark's gain of 1.78%. The large-cap, developed market MSCI EAFE Index (Net), by comparison, fell 5.88% in the quarter and was down 1.38% year to date.

For international small-cap stocks, the third quarter was characterized by a strong U.S. dollar, which appreciated over 5% against most major currencies. Within the Fund's benchmark, the only region to post significant positive returns locally was Japan, where Fund holdings rose 2.6% in local currency only to see this offset by the strong U.S. dollar. Continued concerns about growth, coinciding with anticipated increases in U.S. interest rates in the next few years as the Fed's tapering ends, weighed down many markets. This was most pronounced in the energy markets where the Fund's holdings declined over 15% as weak industrial expectations and strong supply drove prices down.

Top contributors in the quarter came mostly from Asia with the largest being BitAuto, an automotive information website for buyers and dealers in China, which rose nearly 59%. Revenues and operating costs beat expectations, and we believe the company should benefit from continuing growth in both the new and used car markets in China. Another top contributor was Japan Airport Terminal, an airport terminal operator at Haneda, which rose over 35% on continued strong passenger traffic to the country.

Elsewhere, Australian pizza chain operator Domino's Pizza Enterprises had another strong quarter, gaining 14%. Management continued to execute on its expansion into new markets, moving beyond its core operations in Australia and New Zealand.

On the downside, the weakness in Macau high-end gambling continued to pressure the Fund's positions in Melco Crown Entertainment and its holding company, Melco International, driving shares down 26% and 23%, respectively. Other detractors in the quarter included

Aalberts Industries, a Dutch industrial company that provides flow control and heat treatment equipment, which retraced over 20%. Spanish retailer DIA, a leading discount retailer in Spain, Latin America and the Eastern Mediterranean, fell 21% on concerns over demand in its key markets.

As we enter the fourth quarter of 2014, we remain cautious on the near-term outlook for international markets. The corporate executives that we meet with express muted optimism over the short-term, while the outlook for rising interest rates, increased international tensions and slower growth in general warrant caution as they consider their mid-term investment plans. The Fund seeks to invest in higher-quality, leading business models, which we expect will allow Fund holdings to ride through these periods of turbulence and eventually continue on their historic growth paths.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/14

Domino's Pizza Enterprises	1.0%
Aalberts Industries	0.8
Melco Crown Entertainment	0.7
DIA	0.7
Japan Airport Terminal	0.5
Melco International	0.5
BitAuto	0.4

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn International®

At a Glance

Total Net Assets of the Fund:
$8.1 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International® Class Z Shares

September 23, 1992 (Fund inception) through September 30, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2014

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	-7.29%	-1.72%	4.26%	9.97%	10.94%	11.14%
Class A (10/16/00 inception)
without sales charge	-7.35	-1.94	3.98	9.61	10.58	10.72
with sales charge	-12.68	-7.57	-2.00	8.32	9.93	10.42
S&P Global Ex-U.S. Between $500M® and $5B*	-5.50	1.78	5.91	8.66	9.74	8.58

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 0.94% for Class Z shares and 1.29% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/14

Top 10 Holdings

as a percentage of net assets, as of 9/30/14

1.	Coronation Fund Managers (South Africa) South African Fund Manager	1.5%
2.	Neopost (France) Postage Meter Machines	1.2%
3.	CCL Industries (Canada) Largest Global Label Converter	1.1%
4.	WuXi Pharma Tech—ADR (China) Largest Contract Research Organization Business in China	1.1%
5.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.1%
6.	Domino's Pizza Enterprises (Australia) Domino's Pizza Operator in Australia & New Zealand	1.0%
7.	IAG (Australia) General Insurance Provider	0.9%
8.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	0.9%
9.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	0.9%
10.	Challenger Financial (Australia) Largest Annuity Provider in Australia	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn USA®

In a Nutshell

Robert A. Mohn Lead Portfolio Manager	William J. Doyle Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Columbia Acorn USA ended the third quarter of 2014 down 6.35%, holding up better than the 7.36% drop in the Fund's primary benchmark, the Russell 2000 Index. Consumer and industrial sector holdings helped relative performance, while a decline in a large health care position detracted from gains.

The top contributor in the quarter was Bally Technologies, a slot machine manufacturer and software developer that ended the quarter up 18%. In August, it was announced that Bally would be acquired by Scientific Games. We sold the Fund's position, taking advantage of the positive news. Another significant takeout in the period was Concur Technologies, a provider of web-enabled expense management software. Its stock gained 36% on a September announcement that the company would be acquired by SAP.

Consumer stocks Burlington Stores, an off-price apparel retailer, and Shutterfly, an Internet photo-centric retailer, were also strong in the quarter. Up 25%, Burlington Stores gained on revenue growth that beat market expectations. Shutterfly's stock rose 13% on healthy year-over-year revenue growth of 19%. Also in the consumer sector, Blackhawk Network, a third-party distributor of prepaid content like gift cards, gained 20% in the quarter on solid financial results and the announcement of its plans to acquire Parago, a provider of global incentive solutions.

Other winners included WNS, a provider of offshore business process outsourcing services. Up 17% for the quarter, the company benefited from new contracts with several larger customers. Infinera, a manufacturer of optical networking equipment, also enjoyed a 17% third-quarter gain on solid earnings news and on expectations of a new product launch.

Orphan drug developer Synageva BioPharma was the biggest detractor from performance in the quarter. Its stock fell 34% in the quarter, despite reporting solid Phase III data for its lead drug, sebelipase alfa.

Two holdings operating in the manufactured home industry were also down in the quarter. Drew Industries, a maker of RV and manufactured home components, fell 16%, and Cavco Industries, a builder of manufactured homes, fell 20%. Both companies announced solid profits but Drew Industries fell on general concerns about the downward trend in consumer discretionary spending. Cavco Industries' market has been slowly rebounding along with the standard housing market, but worries remain about the slow pace of that rebound.

Hurt by falling oil prices, Fund energy stocks struggled in the quarter. Hornbeck Offshore, a supply vessel operator in the Gulf of Mexico, and Clayton Williams, an oil and gas producer, each ended the quarter down 30%.

RetailMeNot, an online digital coupon marketplace, fell 39% in the quarter, as a change in the algorithm used by search engine Google compromised the company's positioning in search results. Despite meeting its second-quarter targets, the reduced search hits created a headwind that resulted in a lowering of second-half revenue guidance.

The third quarter saw a cooling of interest in the more speculative companies that have been leading market performance. As growth-at-a-reasonable-price investors, we have limited exposure to such stocks, which benefited Fund performance relative to the benchmark. Also in the quarter, we saw an increase in market volatility driven by weaker economic growth projections, geopolitical events and market participants' concerns over the possibility of higher short-term rates from the Fed. As a result of declines in the market, there are more of what we consider to be good companies available at good valuations now than there were at the start of the year.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/14

Drew Industries	1.6%
Synageva BioPharma	1.5
Cavco Industries	0.9
Shutterfly	0.6
Burlington Stores	0.6
Blackhawk Network	0.6
Infinera	0.5
Clayton Williams	0.5
WNS	0.5
Hornbeck Offshore	0.5
Concur Technologies	0.5
RetailMeNot	0.3

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn USA®

At a Glance

Total Net Assets of the Fund:
$1.4 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn USA® Class Z Shares

September 4, 1996 (Fund inception) through September 30, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2014

	3rd	Year to				Life of
	quarter	date	1 year	5 years	10 years	Fund
Class Z (9/4/96 inception)	-6.35%	-3.83%	2.73%	13.51%	8.26%	10.51%
Class A (10/16/00 inception)
without sales charge	-6.43	-4.03	2.43	13.20	7.95	10.14
with sales charge	-11.82	-9.54	-3.46	11.87	7.32	9.78
Russell 2000 Index*	-7.36	-4.41	3.93	14.29	8.19	8.26

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.07% for Class Z shares and 1.33% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/14

Top 10 Holdings

as a percentage of net assets, as of 9/30/14

1.	Avis Budget Group Second Largest Car Rental Company	3.4%
2.	Nordson Dispensing Systems for Adhesives & Coatings	3.1%
3.	Extra Space Storage Self Storage Facilities	3.0%
4.	Mettler-Toledo International Laboratory Equipment	2.9%
5.	Ametek Aerospace/Industrial Instruments	2.8%
6.	Donaldson Industrial Air Filtration	2.4%
7.	HEICO FAA-approved Aircraft Replacement Parts	2.1%
8.	IPG Photonics Fiber Lasers	2.1%
9.	Ansys Simulation Software for Engineers & Designers	1.8%
10.	Cepheid Molecular Diagnostics	1.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International SelectSM

In a Nutshell

Christopher J. Olson Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Due to the Fund's concentration in a limited number of stocks, the Fund's portfolio will tend to diverge significantly from benchmark weightings and may therefore pose greater risk and volatility relative to its benchmark, or in comparison to other Columbia Acorn Fund portfolios. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

Columbia Acorn International Select Class Z shares ended the third quarter of 2014 down 7.43%. This compares to a 6.36% drop in the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B® Index. The Fund's exposure to the industrial sector was a positive in the quarter but gains in this sector were overshadowed by losses in material stocks.

In a sea of red, the Fund did have a number of industrial stocks that rose during the quarter. The Fund's top contributor was CJ Corporation, a holding company of Korean consumer conglomerates. The company's stock rose 19% as new management increased its focus on lowering operating costs, which has helped drive up margins across most of its business lines. Also in Korea, KEPCO Plant Service & Engineering, a provider of power plant and grid maintenance services, gained 15% in the quarter. Aging power plants have created a need for maintenance services to raise throughput and extend the useful life of the plants. We opted to take our gains in the stock and sold the Fund's position in KEPCO during the quarter.

Outside the industrial sector, other top contributors had fairly modest gains. New to the portfolio this quarter, Toyo Suisan Kaisha, a Japanese provider of instant noodles and processed foods, ended the period with a 7% gain on expectations that the drop in agricultural commodity prices would boost margins. Also in Japan, auto parts manufacturer NGK Spark Plug gained 5%, benefiting from continued strong earnings growth. CCL Industries, a Canadian global label converter, gained 4% as it continues to benefit from a well-timed and well-priced acquisition.

Tahoe Resources, a silver miner operating in Guatemala, went from being a top contributor last quarter to being the biggest detractor this quarter as mining stocks reversed direction. Tahoe Resources fell 22% as silver prices dropped along with most other commodities. Beadell Resources, a gold miner in Brazil, fell 40% due to a combination of lower gold prices and unusual rains that hampered mining operations. Archipelago Resources, a gold miner operating in Indonesia, Vietnam and the Philippines, ended the quarter down 15%, also declining with gold prices.

The energy sector, as might be expected, declined with the price of oil in the quarter. Baytex, a Canadian oil and gas producer, fell 17% and Denbury Resources, a U.S. oil producer using Co2 injection, dropped 20%.

Global equity markets experienced a significant drop in the third quarter as economic growth expectations were downgraded around the world and numerous companies reported disappointing earnings. Additionally, we believe that investors seem to fear that central banks are more intent on ending their loose monetary programs and will not be there to save the markets in the event of a significant fall. Against this backdrop, our focus remains on what we believe to be strong companies with less cyclical businesses.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/14

Baytex	4.7%
Tahoe Resources	3.6
Denbury Resources	3.5
Archipelago Resources†	3.4
CCL Industries	3.3
CJ Corporation	2.9
NGK Spark Plug	2.6
Beadell Resources	1.3
Toyo Suisan Kaisha	0.6

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

† Includes both stock and option.

Columbia Acorn International SelectSM

At a Glance

Total Net Assets of the Fund:
$327.8 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Class Z Shares

November 23, 1998 (Fund inception) through September 30, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2014

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	-7.43%	1.57%	3.57%	10.43%	10.05%	9.53%
Class A (10/16/00 inception)
without sales charge	-7.52	1.33	3.21	10.05	9.70	9.17
with sales charge	-12.84	-4.49	-2.73	8.75	9.05	8.76
S&P Developed Ex-U.S. Between $2B and $10B® Index*	-6.36	0.37	4.80	8.31	8.15	7.70

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.21% for Class Z shares and 1.49% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/14

Top 10 Holdings

as a percentage of net assets, as of 9/30/14

1.	Ascendas REIT (Singapore) Industrial Property Landlord	5.1%
2.	Baytex (Canada) Oil & Gas Producer in Canada	4.7%
3.	IAG (Australia) General Insurance Provider	4.1%
4.	Challenger Financial (Australia) Largest Annuity Provider in Australia	3.9%
5.	KT&G (Korea) Tobacco & Ginseng Products	3.8%
6.	Tahoe Resources (Guatemala) Silver Project in Guatemala	3.6%
7.	Denbury Resources (United States) Oil Producer Using Co2 Injection	3.5%
8.	Archipelago Resources (Indonesia)† Gold Mining Projects in Indonesia, Vietnam & the Philippines	3.4%
9.	CCL Industries (Canada) Largest Global Label Converter	3.3%
10.	Swedish Match (Sweden) Swedish Snus	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

† Includes both stock and option.

Columbia Acorn SelectSM

In a Nutshell

Robert A. Chalupnik Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Columbia Acorn Select Class Z shares ended the third quarter of 2014 down 1.75%, outperforming the 3.98% decline of its primary benchmark, the S&P MidCap 400® Index. Although the Fund trailed its benchmark year to date through September, we are pleased by progress made during the third quarter to reduce the underperformance gap.

The top contributor to performance in the quarter was WNS, a provider of offshore business process outsourcing services. Its stock gained 17% on solid financial results and on an improved outlook for 2015. WNS has continued to gain new, larger customers.

Consumer stock ULTA, a specialty beauty product retailer, was up 29% for the quarter, benefiting from better-than-expected financial results and from management's announcement of new five-year financial targets. Also in the consumer sector, Blackhawk Network, a third-party distributor of prepaid content like gift cards, gained 20% on solid financial results and the announcement of an agreement to acquire Parago, a provider of global incentive solutions.

Detractors in the quarter included Trimble Navigation, a provider of GPS-based instruments. Although second quarter earnings beat expectations, the stock sold off in the third quarter due to weaker demand for products in the agriculture market. This market represents 15% of sales and 20% of profits for Trimble, which ended the third quarter down 17%.

Other larger detractors during the quarter were energy stocks. Canacol (an oil producer in South America), Canadian Overseas Petroleum (an oil and gas exploration company offshore of West Africa) and Shamaran Petroleum (an oil exploration and production company in Kurdistan) were each down between 25% and 45% due to the decline in oil and gas prices.

Taking advantage of a dip in the company's stock price, we added Synageva BioPharma, a biotech focused on orphan diseases, in the quarter. Synageva has an experienced management team and strong pricing power because the drugs it has in development generally have little to no competition. Vonage, a provider of business and consumer

Internet telephone service, was also added. Voice over Internet Protocol (VoIP) has been taking share from traditional phone companies and, in addition to residential customers, Vonage has targeted small businesses as a growth area for its service.

Sales in the quarter included FMC Corporation, a provider of niche specialty chemicals. We opted to sell this stock to purchase other ideas. We also sold Best Buy, a consumer electronic specialty retailer. Although we were encouraged by Best Buy's success in reducing costs and growing its e-commerce sales, we became more concerned about future declines in same-store sales. We opted to exit ITT Educational Services, a for-profit provider of postsecondary degree services, due to increased financial uncertainty following the termination of a tentative sale and leaseback agreement covering 24 properties.

September 30, 2014, marks the first quarter-end since June 2012 that the S&P MidCap 400® Index declined. This has been quite a run for mid-cap stocks. Large-cap stocks, as measured by the S&P 500® Index, continued their positive streak by eking out a 1.13% gain in the third quarter. Some think that the markets are overdue for a correction. Although this thesis has merit, the U.S. economy remains resilient in spite of a lot of negative global headlines. We continue to manage the Fund using Columbia Wanger's time-tested, growth-at-a-reasonable-price (GARP) and low turn-over investment approach.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/14

WNS	4.4%
Trimble Navigation	2.2
ULTA	1.9
Blackhawk Network	1.6
Synageva BioPharma	1.3
Canacol	1.2
Shamaran Petroleum	0.8
Vonage	0.7
Canadian Overseas Petroleum	0.4

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn SelectSM

At a Glance

Total Net Assets of the Fund:
$718.0 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn SelectSM Class Z Shares

November 23, 1998 (Fund inception) through September 30, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2014

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	-1.75%	-0.42%	9.18%	11.63%	8.42%	10.26%
Class A (10/16/00 inception)
without sales charge	-1.79	-0.60	8.91	11.32	8.12	9.91
with sales charge	-7.44	-6.31	2.63	10.01	7.48	9.50
S&P MidCap 400® Index*	-3.98	3.22	11.82	16.37	10.29	10.36

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.03% for Class Z shares and 1.31% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/14

Top 10 Holdings

as a percentage of net assets, as of 9/30/14

1.	Ametek Aerospace/Industrial Instruments	6.0%
2.	Donaldson Industrial Air Filtration	4.5%
3.	WNS—ADR (India) Offshore Business Process Outsourcing Services	4.4%
4.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.3%
5.	Amphenol Electronic Connectors	4.1%
6.	Discover Financial Services Credit Card Company	3.5%
7.	SEI Investments Mutual Fund Administration & Investment Management	3.2%
8.	F5 Networks Internet Traffic Management Equipment	3.2%
9.	Mettler-Toledo International Laboratory Equipment	3.2%
10.	LKQ Alternative Auto Parts Distribution	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Thermostat FundSM

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund Class Z shares ended the third quarter of 2014 down 0.34%. This compares to a 1.13% quarterly gain of the Fund's primary equity benchmark, the S&P 500® Index. The Fund's primary debt benchmark, the Barclays U.S. Aggregate Bond Index, rose 0.17% in the quarter, and the 50/50 Blended Benchmark gained 0.66% for the same period.

Both the equity and bond portions of the Fund had a weighted average loss in the quarter. Columbia Thermostat Fund's equity tilt toward small caps and foreign stocks hurt performance somewhat. The weighted average loss for the Fund's equity portfolio was 1.38%. Columbia Select Large Cap Growth Fund offered top gains among the underlying funds, returning 2.78% in the quarter. On the downside, Columbia Acorn International was the worst performer in the portfolio, falling 7.25% in the quarter.

The bond portfolio weighted average loss for the quarter was 0.30%. Three of the four bond funds had returns ranging from 0.04% to 0.15%, but Columbia Income Opportunities Fund brought down the weighted average with a 1.86% decline in the quarter.

The Fund hit two reallocation triggers in the quarter, increasing stock exposure in August to 20% to take advantage of market declines and reducing the equity exposure in September to 15% as the markets strengthened in the last month of the quarter.

The stock market became more volatile in the third quarter, and the volatility continued after the quarter end. The Fund's trimming of stocks in September proved fortuitous when stocks plunged in the first half of October. As designed, the Fund has a low equity weight when stocks seem somewhat expensive and increases that weight as stocks appear more attractively valued. Columbia Thermostat Fund's sell-high, buy-low, valuation-based discipline remains intact.

Results of the Funds Owned in Columbia Thermostat Fund, as of September 30, 2014

Stock Funds

Fund	Weightings in category	3rd quarter	Year to date
Columbia Acorn International, Class I	20%	-7.25%	-1.66%
Columbia Dividend Income Fund, Class I	20%	1.49%	7.92%
Columbia Acorn Fund, Class I	15%	-5.40%	-2.89%
Columbia Contrarian Core Fund, Class I	15%	1.60%	8.01%
Columbia Acorn Select, Class I	10%	-1.74%	-0.38%
Columbia Large Cap Enhanced Core Fund, Class I	10%	2.61%	9.65%
Columbia Select Large Cap Growth Fund, Class I	10%	2.78%	4.24%
Weighted Average Equity Gain/Loss	100%	-1.38%	3.37%

Bond Funds

Fund	Weightings in category	3rd quarter	Year to date
Columbia Short Term Bond Fund, Class I	40%	0.04%	0.85%
Columbia Intermediate Bond Fund, Class I	25%	0.12%	4.58%
Columbia Income Opportunities Fund, Class I	20%	-1.86%	3.26%
Columbia U.S. Government Mortgage Fund, Class I	15%	0.15%	3.69%
Weighted Average Income Gain/Loss	100%	-0.30%	2.84%

Columbia Thermostat Fund Rebalancing
in the Third Quarter

August 1, 2014	20% stocks, 80% bonds
September 2, 2014	15% stocks, 85% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or produce lower total return.

The Fund's investments in the underlying funds may also present certain risks, including the following. Investments made by underlying funds in foreign securities, particularly those in emerging markets countries, are subject to special risks, including but not limited to a greater degree of social, political and economic volatility than is associated with domestic investments, as well as the risks associated with any differences in financial standards, including foreign taxation. Investments by the underlying funds in small- and mid-cap companies, as well as in restricted securities, pose special risks, including potential illiquidity and price volatility. Underlying funds that concentrate their investments in a single industry sector, such as technology or healthcare, are subject to the risk that companies in the same sector may be similarly affected by economic or market downturns. Risks associated with investments in bond funds include credit risk, interest rate risk, and prepayment and extension risk. Debt securities with the lowest investment grade ratings and unrated securities of comparable quality are more speculative than securities with higher ratings and may experience greater price fluctuations. These securities also tend to be more sensitive to credit risk than higher-rated securities. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat FundSM

At a Glance

Total Net Assets of the Fund:
$1.2 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Thermostat FundSM Class Z Shares

September 25, 2002 (Fund inception) through September 30, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2014

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	-0.34%	3.72%	5.75%	10.90%	6.97%	8.00%
Class A (3/3/03 inception)
without sales charge	-0.40	3.47	5.42	10.64	6.70	7.73
with sales charge	-6.13	-2.48	-0.63	9.33	6.07	7.20
S&P 500® Index*	1.13	8.34	19.73	15.70	8.11	9.80
Barclays U.S. Aggregate Bond Index*	0.17	4.10	3.96	4.12	4.62	4.62

Results for other share classes can be found on Page 2.

*The Fund's primary benchmarks. Please see Page 4 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 0.80% for Class Z shares and 1.05% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 9/30/14

Portfolio Weightings

as a percentage of assets in each investment category, as of 9/30/14

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Intermediate Bond Fund, Class I	25%
Columbia Income Opportunities Fund, Class I	20%
Columbia U.S. Government Mortgage Fund, Class I	15%

Columbia Acorn Emerging Markets FundSM

In a Nutshell

Fritz Kaegi Lead Portfolio Manager	Stephen Kusmierczak Lead Portfolio Manager

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

Columbia Acorn Emerging Markets Fund Class Z shares declined 4.99% in the third quarter of 2014, underperforming the 2.35% drop of the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B® Index. For the first nine months of the year, the Fund lost 1.80%, trailing the benchmark's gain of 5.40% by 720 basis points. Since its inception in August 2011, the Fund has returned an annualized gain of 9.83% compared to the benchmark's 4.71% return, or 512 basis points of outperformance on an annualized basis. The Fund lagged the benchmark in the first nine months of the year primarily due to poor performance of Hong Kong-listed gaming and consumer-related stocks.

The Fund's largest performance contributor in the quarter was Chinese automotive information website BitAuto, which gained 58%. Both revenues and operating costs were better than anticipated, and the company should benefit from continuing growth in both the new and used car markets. Sihuan Pharmaceuticals manufactures generic drugs in China. Its stock gained 23% on strong revenues in its flagship products and good growth in existing and new provinces where the company has recently won tenders. Integrated resort operator Melco Crown (Philippines) Resorts gained 12% as its new development in Manila appears to be on track for a fourth quarter opening. The company may also be benefiting from an influx of Chinese VIP players following a corruption crackdown in Beijing. AMVIG Holdings, a producer of packaging materials for Chinese tobacco companies, gained 30% in the quarter. AMVIG's margins improved as the company focused more on higher-end products. Its stock also benefited from the announcement of a special dividend.

The Fund's largest detractor in absolute dollar terms was Macau casino operator and holding company Melco International. Its stock declined 23% in the third quarter as the anti-corruption drive by the Chinese government curtailed junket travel to Macau, while overall worsening sentiment on the sector caused valuation multiples to contract. Spending by more profitable, middle class players has increased, however, and we believe this mix change should be positive in the medium-term for Melco International.

NewOcean Energy sells liquefied petroleum gas in Southern China. Its stock declined 33% as market share losses to other fuels increased uncertainty about the company's growth initiatives, and industrial demand proved weaker than expected. MNC Skyvision is the largest satellite Pay TV broadcaster in Indonesia. Its stock fell 24% after customers froze their subscriptions to switch to competing broadcasters with World Cup coverage. Rupiah devaluation raised costs of U.S. dollar-based content, but price increases should offset these costs and restore margins going forward. Brazilian gold miner Beadell Resources fell 40% in the quarter. Falling gold prices, wet weather that delayed development of its new Duckhead mine in Brazil, and higher operating expenses lowered Beadell's profitability.

So far in 2014, the Fund has given back much of the nearly 11.3 percentage points of outperformance achieved in 2013. This is disappointing. In fact, several of the stocks that were top-10 contributors in 2013, such as Melco International and former Russian holdings QIWI and Yandex, were among the 10 biggest performance detractors year to date. The last nine months have been characterized by considerable volatility in emerging market share prices, and we have used the opportunity to buy or add to positions that we believe have declined due to short-term and fixable issues. In areas like Russia, where we expect long-term value impairment, we finished selling all the Fund's holdings early in the second quarter. We remain sharply focused on investing in companies that we believe can create value for long-term shareholders.

Columbia Acorn Emerging Markets Fund is closed to new investors and new accounts with certain exceptions. Refer to the Fund's prospectus for details.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/14

Melco Crown (Philippines) Resorts	3.0%
Melco International	2.2
Sihuan Pharmaceuticals	1.9
BitAuto	1.6
MNC Skyvision	1.6
AMVIG Holdings	1.2
NewOcean Energy	1.0
Beadell Resources	0.7

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn Emerging Markets FundSM

At a Glance

Total Net Assets of the Fund:
$547.3 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Class Z Shares

August 19, 2011 (Fund inception) through September 30, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2014

	3rd quarter	Year to date	1 year	Life of Fund
Class Z (8/19/11 inception)	-4.99%	-1.80%	5.20%	9.83%
Class A (8/19/11 inception)
without sales charge	-5.07	-1.96	4.92	9.51
with sales charge	-10.52	-7.62	-1.14	7.45
S&P Emerging Markets Between $500M and $5B® Index*	-2.35	5.40	8.26	4.71

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.59% for Class Z shares and 1.81% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 9/30/14

Top 10 Holdings

as a percentage of net assets, as of 9/30/14

1.	Coronation Fund Managers (South Africa) South African Fund Manager	3.2%
2.	Melco Crown Resorts (Philippines) Integrated Resort Operator in Manila	3.0%
3.	Halyk Savings Bank of Kazakhstan—GDR (Kazakhstan) Largest Retail Bank & Insurer in Kazakhstan	2.7%
4.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	2.5%
5.	Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	2.2%
6.	Melco International (Hong Kong) Macau Casino Operator	2.2%
7.	Vacon (Finland) Leading Independent Manufacturer of Variable Speed Air Conditioning Drives	2.1%
8.	WuXi Pharma Tech—ADR (China) Largest Contract Research Organization Business in China	2.0%
9.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.0%
10.	Sihuan Pharmaceuticals (China) Chinese Generic Drug Manufacturer	1.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn European FundSM

In a Nutshell

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

Andreas Waldburg-Wolfegg Lead Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

At the end of June 2014, it looked like Columbia Acorn European Fund's benchmark, the S&P Europe Between $500M and $5B® Index, would stage a recovery that would last into the next quarter. Unfortunately, we realized early in the third quarter that the benchmark's breakout from its second-quarter range would be down, rather than up. Reaching its peak for the year so far on July 4, the benchmark declined—almost without pause—to end the third quarter down 9.96%. Columbia Acorn European Fund fared slightly better, falling 9.07% in the third quarter and improving on its slight outperformance from the second quarter. Year to date, the Fund was down 6.86% compared to a 3.94% drop in the benchmark.

The top contributor to gains in the quarter was one of the Fund's more recent additions. Sweden's Recipharm, a large player in the very fragmented market for contract drug development, has been growing on the back of cost pressures facing big pharma and smaller biotech operators. Recipharm's shares performed well following its IPO in the spring, when we bought the stock for the Fund, and its stock got another shot in the arm in August when first-half results showed strong growth. Recipharm ended the third quarter up 22%. Another strong contributor to performance was Finland's Vacon, a leading manufacturer of variable speed air conditioning drives that gained 6% in the quarter. Danfoss, which is based in Denmark, offered to buy Vacon in mid-September and we tendered the Fund's shares at a price over 10% above levels at the end of June.

The two stocks that had the largest percentage loss in the quarter are not new names to the laggard list. So far in 2014, Ocado, a leading online grocery retailer in the UK, has been giving back much of the gains it enjoyed in 2013, falling an additional 33% in the third quarter. We believe that investors are worried about the impact the introduction of new discount stores in the UK will have on the company. This rollout of new stores has already created aggressive pricing pressure throughout the industry. We continue to believe that the company's superior operating model, and its transportability into other markets, will win the day. EVS Broadcast Equipment, a developer of digital live mobile production software and systems in Belgium, continued to suffer from weak spending in the United States, which has affected sales growth and profitability. The market has also been correcting the company's price multiple on the back of a setback that we deem temporary. In the short term, however, the stock's 30% decline hurt the portfolio's performance.

Looking at the bigger picture, we would like to make two points. First, statistics for the Fund's portfolio performance reveal its ability to outperform in downdrafts and underperform in upswings or, put technically, the Fund has a relatively high alpha (1.14 for the three years ended September 30, 2014) and a low beta (0.80 for the same period). The decline in the Fund's Russian stocks earlier this year temporarily obfuscated these characteristics, but we expect them to become more evident in the coming quarters. Secondly, we don't believe much has changed in Europe since the end of June. Geopolitical risks continue unabated and the fragility of the recovery is omnipresent, with the German export engine showing increasing signs of weakness. The economies of the Eurozone are the latest, and last, major currency block to enter quantitative easing with unclear outcomes, especially as there seems to be plenty of slack left in the increasingly reform-tired economies that abut the Mediterranean, especially France and Italy. The slew of IPOs seen all over the region this year may be a sign that valuations are too high. We continue to monitor developments closely and we are making investments in companies with attractive business models and valuations.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/14

Recipharm	1.3%
Ocado	0.9
EVS Broadcast Equipment	0.8

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn
European FundSM

At a Glance

Total Net Assets of the Fund:
$51.6 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn European FundSM Class Z Shares

August 19, 2011 (Fund inception) through September 30, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2014

	3rd quarter	Year to date	1 year	Life of Fund
Class Z (8/19/11 inception)	-9.07%	-6.86%	3.64%	13.72%
Class A (8/19/11 inception)
without sales charge	-9.15	-7.05	3.38	13.42
with sales charge	-14.35	-12.42	-2.55	11.29
S&P Europe Between $500M and $5B® Index*	-9.96	-3.94	6.06	15.54

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 4 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.51% for Class Z shares and 1.76% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 9/30/14

Top 10 Holdings

as a percentage of net assets, as of 9/30/14

1.	Neopost (France) Postage Meter Machines	3.3%
2.	Assura (United Kingdom) UK Primary Health Care Property Developer	2.9%
3.	Spirax Sarco (United Kingdom) Steam Systems for Manufacturing & Process Industries	2.7%
4.	Aurelius (Germany) European Turnaround Investor	2.2%
5.	NORMA Group (Germany) Clamps for Automotive & Industrial Applications	2.2%
6.	Partners Group (Switzerland) Private Markets Asset Management	2.2%
7.	Geberit (Switzerland) Plumbing Supplies	2.2%
8.	Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	2.1%
9.	DIA (Spain) Discount Retailer in Spain, Latin America & the Eastern Mediterranean	2.0%
10.	Babcock International (United Kingdom) Public Sector Outsourcer	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn® Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/14	9/30/14
Purchases
Information
Amber Road	1,000,000	1,046,288
Audience	1,000,000	1,753,625
Bankrate	2,962,840	4,800,000
Boingo Wireless	2,772,402	2,800,000
DemandWare	955,000	1,000,000
E2Open	610,000	2,225,000
FLIR Systems	582,000	876,000
Gogo	0	2,000,000
GTT Communications	755,000	1,430,000
IMAX (Canada)	1,000,000	1,250,000
Infinera	2,365,000	2,983,000
Navigant Consulting	4,025,000	4,075,000
RetailMeNot	1,594,707	2,199,707
Rubicon Technology	115,279	2,500,000
Solera Holdings	860,000	1,176,000
SPS Commerce	940,000	1,035,000
Stratasys	344,000	395,000
Textura	249,870	589,372
Ultimate Software	250,000	450,000
VeriFone Holdings	0	539,000
Vonage	7,950,000	12,165,736
WNS - ADR (India)	2,000,000	2,112,805
Industrial Goods & Services
Dorman Products	550,000	881,086
Generac	3,555,000	4,000,000
LKQ	4,400,000	5,148,000
Lumber Liquidators	0	400,000
PGT	2,500,000	3,592,200
Rexnord	0	705,000
Sociedad Quimica y Minera de Chile - ADR (Chile)	882,558	917,486
Thermon	1,555,349	1,827,007
Consumer Goods & Services
Cavco Industries	460,000	500,000
Fiesta Restaurant Group	876,988	1,001,000
Gentex	0	653,000
Interface	2,325,000	2,920,000
Kate Spade & Company	1,660,000	2,366,000
La-Z-Boy	0	700,000
Michaels Stores	1,185,000	1,238,262
Papa John's International	0	492,000
Performance Sports Group	550,000	650,000
Select Comfort	1,650,000	1,900,000
United Natural Foods	1,181,000	1,340,000
Zulily	600,000	1,170,000
	Number of Shares
	6/30/14	9/30/14
Finance
Cascade Bancorp	176,000	1,922,634
Liberty Tax	209,980	400,000
SEI Investments	7,275,000	7,368,774
WEX	620,000	670,000
Wisdom Tree	500,000	1,000,000
Health Care
Abaxis	0	506,020
Bio-Techne	936,000	1,040,000
Cepheid	5,590,000	5,836,000
Envision Healthcare Holdings	1,004,000	1,277,000
Medidata Solutions	1,080,000	1,384,000
Sarepta Therapeutics	2,050,000	2,552,000
Synageva BioPharma	2,312,309	2,493,309
Wright Medical Group	97,647	647,000
Energy & Minerals
Alamos Gold (Canada)	3,400,000	4,000,000
Alexco Resource	2,322,841	2,800,000
Allied Nevada Gold	2,373,342	3,650,000
Argonaut Gold (Canada)	3,986,900	4,250,000
Carrizo Oil & Gas	550,000	926,000
Gulfport Energy	321,000	780,000
Parsley Energy	434,159	891,000
Petromanas (Canada)	62,000,000	64,685,000
RGS Energy	4,100,000	4,699,210
Shamaran Petroleum (Iraq)	27,815,500	28,700,000
Other Industries
Amerco	130,000	150,000
Heartland Express	0	400,000

	Number of Shares
	6/30/14	9/30/14
Sales
Information
Amphenol	3,311,000	3,156,000
Avnet	3,125,000	2,738,000
Bally Technologies	3,028,000	0
Concur Technologies	450,000	260,000
Crown Castle International	1,170,000	940,000
Discovery Series C	800,000	670,000
Equinix	175,000	0
Exa	1,000,000	699,967
Finisar	1,538,000	0
General Communications	1,500,000	0
Genpact	2,558,000	1,983,000
Globalstar	27,650,000	26,000,000
Hexagon (Sweden)	2,924,000	2,693,000
iGATE	3,875,000	3,775,000
II-VI	2,339,000	1,604,000
Informatica	6,050,000	5,800,000
Jack Henry & Associates	750,000	0
Measurement Specialties	240,374	0
Mettler-Toledo International	1,475,000	1,351,638
Micros Systems	530,000	0
Pandora Media	3,840,000	3,456,000
Plexus	842,000	684,918
Red Hat	500,000	0
SBA Communications	2,520,000	2,360,000
Tangoe	2,100,000	1,750,000
Telefonica Deutschland (Germany)	2,500,000	0
TripAdvisor	800,000	625,000
tw telecom	1,113,743	0
Windstream	2,500,000	0
Yelp	300,000	0
Zebra Technologies	1,041,000	803,000
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,500,000	2,321,000
Acuity Brands	1,415,000	1,209,000
Ametek	8,860,000	7,996,000
CAE (Canada)	2,400,000	1,894,000
Chicago Bridge & Iron	1,807,000	1,631,000
Drew Industries	1,780,000	1,680,000
DXP Enterprises	225,000	0
ESCO Technologies	2,300,000	2,185,000
FMC Corporation	1,000,000	350,000
Insperity	1,144,000	822,000
Kennametal	3,725,000	3,182,000
Mobile Mini	1,350,000	1,250,000
Moog	3,230,000	2,974,827
MRC Global	2,320,000	1,545,000
MTU Aero Engines (Germany)	255,000	0
Novozymes (Denmark)	1,288,000	1,090,000
Oshkosh Corporation	1,815,000	1,724,000
	Number of Shares
	6/30/14	9/30/14
Pall	1,405,000	1,335,000
PolyOne	1,150,000	700,000
Toro	1,610,000	1,529,000
Valmont Industries	435,000	225,000
Wabtec	1,200,000	1,083,000
WESCO International	1,870,000	1,687,000
Consumer Goods & Services
Avis Budget Group	4,300,000	3,950,000
Boulder Brands	4,386,552	3,947,000
Burlington Stores	1,535,000	1,381,000
Choice Hotels	1,033,483	849,483
DeVry	1,300,000	1,075,000
Domino's Pizza	968,000	719,000
Expedia	1,100,000	1,050,000
Fossil	822,845	646,845
GNC Holdings	1,430,000	819,000
Groupon	8,765,000	4,972,000
Herman Miller	1,605,000	916,000
Hertz	4,750,000	3,000,000
HomeAway	2,380,000	2,142,000
ITT Educational Services	550,000	0
Lifetime Fitness	982,000	0
Localiza Rent A Car (Brazil)	2,100,000	0
Melco International (Hong Kong)	7,000,000	0
Pier 1 Imports	4,290,000	1,762,555
Pool	2,015,000	1,818,000
Popeyes Louisiana Kitchen	1,875,000	1,350,000
PVH	932,000	793,000
Shutterfly	1,845,498	1,660,000
ULTA	1,160,000	1,044,000
Williams-Sonoma	1,675,000	1,508,000
Finance
Allied World Holdings	2,499,000	2,275,000
BOK Financial	1,950,000	1,800,000
CNO Financial Group	8,900,000	8,800,000
H & E Equipment Services	1,120,000	0
Marlin Business Services	1,091,000	902,210
McGrath Rentcorp	2,150,000	2,000,000
OFG Bancorp	300,000	0
Onex Capital (Canada)	200,000	0
TCF Financial	1,550,000	950,000
The Hanover Insurance Group	500,000	0
Heath Care
Akorn	5,966,000	5,089,000
Alimera Sciences	790,158	0
Allscripts Healthcare Solutions	7,949,000	6,724,600

Columbia Acorn® Fund

Major Portfolio Changes in the Third Quarter (Unaudited), continued

	Number of Shares
	6/30/14	9/30/14
Sales (continued)
Health Care—continued
Alnylam Pharmaceuticals	613,400	423,400
BioMarin Pharmaceutical	969,000	737,000
Henry Schein	772,000	687,000
NPS Pharmaceuticals	1,352,000	963,000
Patterson Companies	395,375	0
PerkinElmer	925,000	0
Seattle Genetics	4,972,000	4,001,000
Sirona Dental Systems	1,080,000	833,000
Energy & Minerals
Atwood Oceanics	507,000	0
Baytex (Canada)	743,000	0
Bill Barrett Corporation	1,601,197	770,000
Black Diamond Group (Canada)	596,600	463,863
Cabot Oil and Gas	551,000	0
Duluth Metals (Canada)	5,979,000	5,544,000
Forum Energy Technology	530,000	0
Laredo Petroleum	1,159,000	928,000
Range Resources	695,000	632,000
Other Industries
American Residential Properties	950,000	0
Biomed Realty Trust	1,900,000	0
Coresite Realty	1,170,000	880,000
Glimcher Realty Trust	2,350,000	0
Hudson Pacific Properties	1,300,000	975,000
Kirby	758,000	530,000
Kite Realty Group	1,562,500	1,172,500
Northeast Utilities	2,000,000	1,900,000
Post Properties	1,760,000	1,320,000
REMAX	400,000	0
Rush Enterprises, Class A	3,100,000	2,704,100
Wisconsin Energy	700,000	650,000

Columbia Acorn® Fund

Statement of Investments (Unaudited), September 30, 2014

Number of Shares		Value
		Equities: 98.2%
Information 25.8%
	> Business Software 6.0%
5,800,000	Informatica (a)(b)	$198,592,000
	Enterprise Data Integration Software
2,500,000	Ansys (a)	189,175,000
	Simulation Software for Engineers & Designers
2,693,000	Hexagon (Sweden)	85,153,780
	Design, Measurement & Visualization Software & Equipment
1,176,000	Solera Holdings	66,279,360
	Software for Automotive Insurance Claims Processing
450,000	Ultimate Software (a)	63,679,500
	Human Capital Management Systems
1,035,000	SPS Commerce (a)(b)	55,010,250
	Supply Chain Management Software Delivered via Web
1,000,000	DemandWare (a)	50,920,000
	eCommerce Website Platform for Retailers & Apparel Manufacturers
550,000	NetSuite (a)	49,247,000
	End-to-end IT Systems Solution Delivered via Web
500,000	Tyler Technologies (a)	44,200,000
	Financial, Tax, Court & Document Management Systems for Local Governments
260,000	Concur Technologies (a)(c)	32,973,200
	Web-enabled Expense Management Software
3,741,000	InContact (a)(b)	32,527,995
	Call Center Systems Delivered via Web & Telecommunication Services
550,000	Commvault Systems (a)	27,720,000
	Data Storage Management
610,000	Envestnet (a)	27,450,000
	Technology Platform for Investment Advisors
1,750,000	Tangoe (a)	23,712,500
	Software Solution for Managing Communication Expense & Devices
2,225,000	E2Open (a)(b)	20,714,750
	Supply Chain Management Software & Supplier/Partner Network
1,046,288	Amber Road (a)(c)	18,142,634
	Global Trade Management Software Delivered via Web
1,050,000	RealPage (a)	16,275,000
	Software for Managing Rental Properties Delivered via Web
589,372	Textura (a)(c)	15,559,421
	Construction Vendor Management Software
1,728,000	Five9 (a)(c)	11,301,120
	Call Center Software
Number of Shares		Value
708,300	Kinaxis (Canada) (a)	$10,081,077
	Supply Chain Planning & Analytics Software
699,967	Exa (a)(b)	7,895,627
	Simulation Software
540,000	Covisint (a)(c)	2,241,000
	Collaboration Software Platform Provider
		1,048,851,214
	> Instrumentation 3.5%
1,351,638	Mettler-Toledo International (a)	346,195,041
	Laboratory Equipment
4,362,000	Trimble Navigation (a)	133,041,000
	GPS-based Instruments
1,620,000	IPG Photonics (a)(c)	111,423,600
	Fiber Lasers
876,000	FLIR Systems	27,453,840
	Infrared Cameras
		618,113,481
	> Computer Hardware & Related Equipment 3.0%
3,156,000	Amphenol	315,158,160
	Electronic Connectors
803,000	Zebra Technologies (a)	56,988,910
	Bar Code Printers
395,000	Stratasys (a)(c)	47,708,100
	Rapid Prototyping & Direct Digital Manufacturing Systems
624,000	Rogers (a)	34,170,240
	Printed Circuit Materials & High-performance Foams
507,000	Belden	32,458,140
	Specialty Cable
1,604,000	II-VI (a)	18,879,080
	Laser Optics & Specialty Materials
539,000	VeriFone Holdings (a)	18,530,820
	Point of Sale Systems
		523,893,450
	> Mobile Communications 2.7%
2,360,000	SBA Communications (a)	261,724,000
	Communications Towers
26,000,000	Globalstar (a)(c)	95,160,000
	Satellite Mobile Voice & Data Carrier
940,000	Crown Castle International	75,698,200
	Communications Towers
2,000,000	Gogo (a)(c)	33,720,000
	Provider of Wi-Fi on Airplanes
1,753,625	Audience (a)(b)	12,976,825
	Improving Voice Quality for Mobile Devices
		479,279,025
	> Computer Services 2.2%
3,775,000	iGATE (a)(b)	138,618,000
	IT & Business Process Outsourcing Services

Columbia Acorn® Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Computer Services—continued
1,835,000	Virtusa (a)(b)	$65,252,600
	Offshore IT Outsourcing
2,112,805	WNS - ADR (India) (a)	47,559,240
	Offshore Business Process Outsourcing Services
1,618,000	ExlService Holdings (a)	39,495,380
	Business Process Outsourcing
373,000	Syntel (a)	32,801,620
	Offshore IT Services
1,983,000	Genpact (a)	32,362,560
	Business Process Outsourcing
3,274,000	Hackett Group (b)	19,513,040
	IT Integration & Best Practice Research
		375,602,440
	> Business Information & Marketing Services 1.5%
1,900,000	Verisk Analytics (a)	115,691,000
	Risk & Decision Analytics
4,075,000	Navigant Consulting (a)(b)	56,683,250
	Financial Consulting Firm
4,800,000	Bankrate (a)	54,528,000
	Internet Advertising for the Insurance, Credit Card & Banking Markets
2,570,000	RPX (a)	35,286,100
	Patent Aggregation & Defensive Patent Consulting
		262,188,350
	> Internet Related 1.3%
3,456,000	Pandora Media (a)	83,496,960
	Streaming Music
625,000	TripAdvisor (a)	57,137,500
	Online Travel Research
12,165,736	Vonage (a)(b)	39,903,614
	Business & Consumer Internet Telephony
2,199,707	RetailMeNot (a)	35,547,265
	Digital Coupon Marketplace
257,000	Rightmove (United Kingdom)	8,938,213
	Internet Real Estate Listings
		225,023,552
	> Semiconductors & Related Equipment 0.9%
5,390,000	Atmel (a)	43,551,200
	Microcontrollers, Radio Frequency & Memory Semiconductors
420,000	Littelfuse	35,775,600
	Little Fuses
699,000	Monolithic Power Systems	30,790,950
	High-performance Analog & Mixed Signal Integrated Circuits
560,000	Semtech (a)	15,204,000
	Analog Semiconductors
615,000	Ultratech (a)	13,991,250
	Semiconductor Equipment
Number of Shares		Value
2,500,000	Rubicon Technology (a)(b)(c)	$10,625,000
	Sapphire for the Lighting, Electronics & Automotive Industries
		149,938,000
	> Telecommunications Equipment 0.8%
640,000	F5 Networks (a)	75,993,600
	Internet Traffic Management Equipment
2,983,000	Infinera (a)	31,828,610
	Optical Networking Equipment
1,118,000	CalAmp (a)	19,699,160
	Machine to Machine Communications
1,040,000	Ixia (a)	9,505,600
	Telecom Network Test Equipment
		137,026,970
	> Financial Processors 0.8%
1,700,000	Global Payments	118,796,000
	Credit Card Processor
1,300,000	Liquidity Services (a)	17,875,000
	E-auctions for Surplus & Salvage Goods
		136,671,000
	> Telephone & Data Services 0.7%
2,200,000	Cogent Communications	73,942,000
	Internet Data Pipelines
2,800,000	Boingo Wireless (a)(b)	19,964,000
	Wholesale & Retail Wi-Fi Networks
1,430,000	GTT Communications (a)	17,031,300
	Provider of High-capacity Data Transit
4,000,000	Towerstream (a)(b)	5,920,000
	High Speed Wireless, Rooftop Antenna Space & Wi-Fi Offload
		116,857,300
	> Electronics Distribution 0.6%
2,738,000	Avnet	113,627,000
	Electronic Components Distribution
	> Contract Manufacturing 0.6%
3,800,000	Sanmina-SCI (a)	79,268,000
	Electronic Manufacturing Services
684,918	Plexus (a)	25,294,022
	Electronic Manufacturing Services
		104,562,022
	> Cable TV 0.5%
800,000	Liberty Global Series A (a)	34,032,000
800,000	Liberty Global Series C (a)	32,812,000
	Cable TV Franchises Outside U.S.
670,000	Discovery Series C (a)	24,977,600
	Cable TV Programming
		91,821,600

Number of Shares		Value
	> Entertainment Programming 0.4%
1,250,000	IMAX (Canada) (a)(c)	$34,325,000
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
5,500,000	Zee Entertainment Enterprises (India)	27,917,050
	Indian Programmer of Pay Television Content
		62,242,050
	> Advertising 0.3%
1,000,000	Lamar Advertising	49,250,000
	Outdoor Advertising
Information: Total		4,494,947,454
Industrial Goods & Services 23.4%
	> Machinery 14.0%
7,996,000	Ametek	401,479,160
	Aerospace/Industrial Instruments
8,400,000	Donaldson (b)	341,292,000
	Industrial Air Filtration
3,400,000	Nordson (b)	258,638,000
	Dispensing Systems for Adhesives & Coatings
2,974,827	Moog (a)(b)	203,478,167
	Motion Control Products for Aerospace, Defense & Industrial Markets
4,000,000	Generac (a)(b)(c)	162,160,000
	Standby Power Generators
3,828,750	HEICO (b)	154,298,625
	FAA-approved Aircraft Replacement Parts
3,182,000	Kennametal	131,448,420
	Consumable Cutting Tools
1,335,000	Pall	111,739,500
	Life Science, Water & Industrial Filtration
1,210,000	WABCO Holdings (a)	110,049,500
	Truck & Bus Component Supplier
1,081,200	Middleby (a)	95,286,156
	Manufacturer of Cooking Equipment
1,529,000	Toro	90,562,670
	Turf Maintenance Equipment
1,083,000	Wabtec	87,766,320
	Freight & Transit Component Supplier
1,724,000	Oshkosh Corporation	76,114,600
	Specialty Truck Manufacturer
2,185,000	ESCO Technologies (b)	75,994,300
	Industrial Filtration & Advanced Measurement Equipment
664,400	Neopost (France)	48,867,344
	Postage Meter Machines
881,086	Dorman Products (a)(c)	35,296,305
	Aftermarket Auto Parts Distributor
225,000	Valmont Industries (c)	30,359,250
	Center Pivot Irrigation Systems & Utility Poles
Number of Shares		Value
705,000	Rexnord (a)	$20,057,250
	Manufacturer of Mechanical Power Transmission Parts & Water Management Equipment
10,000,000	Marel (Iceland) (a)	8,809,297
	Largest Manufacturer of Poultry & Fish Processing Equipment
		2,443,696,864
	> Other Industrial Services 2.2%
5,148,000	LKQ (a)	136,885,320
	Alternative Auto Parts Distribution
1,800,000	Expeditors International of Washington	73,044,000
	International Freight Forwarder
1,500,000	Forward Air	67,245,000
	Freight Transportation Between Airports
1,250,000	Mobile Mini	43,712,500
	Portable Storage Units Leasing
1,375,000	KAR Auction Services	39,366,250
	Auto Auctions
1,894,000	CAE (Canada)	22,965,775
	Flight Simulator Equipment & Training Centers
		383,218,845
	> Industrial Distribution 1.7%
1,687,000	WESCO International (a)	132,024,620
	Industrial Distributor
930,000	Airgas	102,904,500
	Industrial Gas Distributor
1,545,000	MRC Global (a)	36,029,400
	Industrial Distributor
883,000	Boise Cascade (a)	26,613,620
	Wood Products Manufacturer & Distributor
		297,572,140
	> Construction 1.7%
94,500	NVR (a)	106,786,890
	Homebuilder
1,631,000	Chicago Bridge & Iron	94,353,350
	Engineering & Construction for Liquefied Natural Gas & Petrochemicals
930,000	Fortune Brands Home & Security	38,232,300
	Home Building Supplies & Small Locks
3,592,200	PGT (a)(b)	33,479,304
	Wind Resistant Windows & Doors
400,000	Lumber Liquidators (a)(c)	22,952,000
	Hardwood Flooring Retailer
		295,803,844
	> Electrical Components 1.2%
1,209,000	Acuity Brands	142,311,390
	Commercial Lighting Fixtures
1,827,007	Thermon (a)(b)	44,615,511
	Global Engineered Thermal Solutions

Columbia Acorn® Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Electrical Components—continued
1,500,000	Ushio (Japan)	$15,855,381
	Industrial Light Sources
		202,782,282
	> Industrial Materials & Specialty Chemicals 1.1%
1,680,000	Drew Industries (b)	70,879,200
	RV & Manufactured Home Components
1,090,000	Novozymes (Denmark)	47,291,191
	Industrial Enzymes
700,000	PolyOne	24,906,000
	Intermediate Stage Chemicals Producer
917,486	Sociedad Quimica y Minera de Chile - ADR (Chile)	23,983,084
	Producer of Specialty Fertilizers, Lithium & Iodine
350,000	FMC Corporation	20,016,500
	Niche Specialty Chemicals
		187,075,975
	> Outsourcing Services 0.8%
3,000,000	Quanta Services (a)	108,870,000
	Electrical & Telecom Construction Services
822,000	Insperity	22,473,480
	Professional Employer Organization
		131,343,480
	> Waste Management 0.4%
1,500,000	Waste Connections	72,780,000
	Solid Waste Management
	> Conglomerates 0.3%
2,321,000	Aalberts Industries (Netherlands)	60,091,545
	Flow Control & Heat Treatment
Industrial Goods & Services: Total		4,074,364,975
Consumer Goods & Services 14.4%
	> Retail 4.8%
1,044,000	ULTA (a)	123,369,480
	Specialty Beauty Product Retailer
1,475,839	Casey's General Stores	105,817,656
	Owner/Operator of Convenience Stores
1,508,000	Williams-Sonoma	100,387,560
	Home Goods & Furnishing Retailer
1,660,000	Shutterfly (a)	80,908,400
	Internet Photo-centric Retailer
2,366,000	Kate Spade & Company (a)	62,060,180
	Global Lifestyle Brand
646,845	Fossil (a)	60,738,746
	Watch Designer & Retailer
1,381,000	Burlington Stores (a)	55,046,660
	Off-price Apparel Retailer
1,535,000	The Fresh Market (a)(c)	53,617,550
	Specialty Food Retailer
1,170,000	Zulily (a)(c)	44,331,300
	eCommerce Retailer Offering Flash Sale Events
Number of Shares		Value
900,000	Urban Outfitters (a)	$33,030,000
	Multi-channel Apparel & Accessory Retailer
945,000	DSW	28,453,950
	Branded Footwear Retailer
1,238,262	Michaels Stores (a)(c)	21,644,820
	Craft & Hobby Specialty Retailer
1,762,555	Pier 1 Imports	20,956,779
	Home Furnishing Retailer
2,557,000	DIA (Spain)	18,324,037
	Discount Retailer in Spain, Latin America & the Eastern Mediterranean
2,100,000	Gaiam (a)(b)	15,414,000
	Healthy Living Through Catalogs, eCommerce & Gaiam TV
852,000	Massmart Holdings (South Africa) (c)	9,269,283
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
		833,370,401
	> Travel 3.6%
3,950,000	Avis Budget Group (a)	216,815,500
	Second Largest Car Rental Company
1,430,000	Vail Resorts	124,066,800
	Ski Resort Operator & Developer
1,050,000	Expedia	92,001,000
	Online Travel Services Company
3,000,000	Hertz (a)	76,170,000
	Largest U.S. Rental Car Operator
2,142,000	HomeAway (a)	76,041,000
	Vacation Rental Online Marketplace
849,483	Choice Hotels	44,173,116
	Franchisor of Budget Hotel Brands
		629,267,416
	> Consumer Goods Distribution 1.5%
1,818,000	Pool	98,026,560
	Swimming Pool Supplies & Equipment Distributor
1,340,000	United Natural Foods (a)	82,356,400
	Distributor of Natural/Organic Foods to Grocery Stores
4,972,000	Groupon (a)(c)	33,212,960
	Global Marketplace for Deals
819,000	GNC Holdings	31,728,060
	Specialty Retailer of Health & Wellness Products
900,000	The Chefs' Warehouse (a)	14,634,000
	Distributor of Specialty Foods to Fine Dining Restaurants
		259,957,980
	> Furniture & Textiles 1.1%
3,669,000	Knoll (b)	63,510,390
	Office Furniture
2,920,000	Interface	47,128,800
	Modular Carpet
812,360	Caesarstone (Israel)	41,982,765
	Quartz Countertops

Number of Shares		Value
	> Furniture & Textiles—continued
916,000	Herman Miller	$27,342,600
	Office Furniture
700,000	La-Z-Boy	13,853,000
	Upholstery Giant
		193,817,555
	> Restaurants 1.0%
719,000	Domino's Pizza	55,334,240
	Franchisor of Pizza Restaurants
1,350,000	Popeyes Louisiana Kitchen (a)(b)	54,675,000
	Popeyes Restaurants
1,001,000	Fiesta Restaurant Group (a)	49,729,680
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
492,000	Papa John's International	19,675,080
	Franchisor of Pizza Restaurants
		179,414,000
	> Apparel 0.5%
793,000	PVH	96,071,950
	Apparel Wholesaler & Retailer
	> Other Durable Goods 0.5%
1,900,000	Select Comfort (a)	39,748,000
	Specialty Mattresses
500,000	Cavco Industries (a)(b)	34,000,000
	Manufactured Homes
653,000	Gentex	17,480,810
	Manufacturer of Auto Parts
		91,228,810
	> Food & Beverage 0.5%
3,947,000	Boulder Brands (a)(b)	53,797,610
	Healthy Food Products
1,029,000	B&G Foods	28,348,950
	Acquirer of Small Food Brands
1,665,270	GLG Life Tech (Canada) (a)(b)	550,158
	Producer of an All-natural Sweetener Extracted from the Stevia Plant
		82,696,718
	> Educational Services 0.3%
1,075,000	DeVry	46,020,750
	Postsecondary Degree Services
	> Nondurables 0.2%
229,000	KT&G (Korea)	20,494,092
	Tobacco & Ginseng Products
620,000	Prestige Brands Holdings (a)	20,069,400
	Household & Personal Care Products
		40,563,492
	> Other Consumer Services 0.2%
900,000	Blackhawk Network (a)	29,070,000
	Third Party Distributer of Prepaid Content, Mostly Gift Cards
	> Casinos & Gaming 0.1%
900,000	Melco Crown Entertainment - ADR (Hong Kong)	23,661,000
	Macau Casino Operator
Number of Shares		Value
	> Leisure Products 0.1%
650,000	Performance Sports Group (a)	$10,445,500
	Sporting Goods Manufacturer
52,654	Fox Factory Holding (a)	816,137
	High Performance Suspension Systems for Leisure Market
		11,261,637
Consumer Goods & Services: Total		2,516,401,709
Finance 12.1%
	> Banks 4.1%
9,000,000	Associated Banc-Corp (b)	156,780,000
	Midwest Bank
1,800,000	BOK Financial	119,664,000
	Tulsa-based Southwest Bank
840,000	SVB Financial Group (a)	94,155,600
	Bank to Venture Capitalists
2,860,000	MB Financial	79,164,800
	Chicago Bank
940,000	City National	71,129,800
	Bank & Asset Manager
1,900,000	Hancock Holding	60,895,000
	Gulf Coast Bank
3,323,500	Valley National Bancorp (c)	32,204,715
	New Jersey/New York Bank
4,841,882	First Busey (b)	26,969,283
	Illinois Bank
1,162,000	Sandy Spring Bancorp	26,598,180
	Baltimore & Washington, D.C. Bank
843,000	Hudson Valley	15,300,450
	Metro New York City Bank
950,000	TCF Financial	14,753,500
	Great Lakes Bank
2,136,500	TrustCo Bank	13,759,060
	New York State Bank
1,922,634	Cascade Bancorp (a)	9,709,301
	Central Oregon & Idaho Bank
		721,083,689
	> Insurance 2.9%
8,800,000	CNO Financial Group	149,248,000
	Life, Long-term Care & Medical Supplement Insurance
2,275,000	Allied World Holdings	83,811,000
	Commercial Lines Insurance/ Reinsurance
2,625,000	Selective Insurance Group	58,117,500
	Commercial & Personal Lines Insurance
1,100,000	HCC Insurance Holdings	53,119,000
	Specialty Insurance
1,650,000	Brown & Brown	53,047,500
	Insurance Broker
800,000	RLI	34,632,000
	Specialty Insurance
250,000	Enstar Group (a)	34,080,000
	Insurance/Reinsurance & Related Services

Columbia Acorn® Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Insurance—continued
10,837,000	Rand Merchant Insurance (South Africa)	$34,001,445
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
		500,056,445
	> Brokerage & Money Management 2.5%
7,368,774	SEI Investments	266,454,868
	Mutual Fund Administration & Investment Management
3,052,000	Eaton Vance	115,151,960
	Specialty Mutual Funds
11,436,300	Sprott (Canada) (c)	29,000,484
	Asset Manager Focused on Resources, Particularly Gold & Silver
1,648,030	Coronation Fund Managers (South Africa)	14,117,311
	South African Fund Manager
1,000,000	Wisdom Tree (a)(c)	11,380,000
	Fund Manager with ETF Specialty
		436,104,623
	> Credit Cards 1.1%
490,000	Alliance Data Systems (a)	121,652,300
	Diversified Credit Card Provider
670,000	WEX (a)	73,914,400
	Card Processor
		195,566,700
	> Finance Companies 1.0%
2,000,000	McGrath Rentcorp (b)	68,400,000
	Mini-rental Conglomerate
808,343	World Acceptance (a)(b)(c)	54,563,153
	Personal Loans
1,500,000	CAI International (a)(b)	29,025,000
	International Container Leasing
902,210	Marlin Business Services (b)	16,528,487
	Small Equipment Leasing
		168,516,640
	> Diversified Financial Companies 0.5%
2,820,000	Leucadia National	67,228,800
	Holding Company
400,000	Liberty Tax (a)	12,920,000
	Tax Preparation Company
		80,148,800
Finance: Total		2,101,476,897
Health Care 9.6%
	> Biotechnology & Drug Delivery 3.7%
2,493,309	Synageva BioPharma (a)(b)(c)	171,489,793
	Biotech Focused on Orphan Diseases
4,001,000	Seattle Genetics (a)	148,757,180
	Antibody-based Therapies for Cancer
Number of Shares		Value
1,624,689	Ultragenyx Pharmaceutical (a)(b)(c)	$91,957,398
	Biotech Focused on "Ultra-Orphan" Drugs
2,552,000	Sarepta Therapeutics (a)(b)(c)	53,847,200
	Biotech Focused on Rare Diseases
737,000	BioMarin Pharmaceutical (a)	53,181,920
	Biotech Focused on Orphan Diseases
153,000	Intercept Pharmaceuticals (a)	36,213,570
	Biotech Developing Drugs for Several Diseases
2,750,000	Celldex Therapeutics (a)(c)	35,640,000
	Biotech Developing Drugs for Cancer
423,400	Alnylam Pharmaceuticals (a)	33,067,540
	Biotech Developing Drugs for Rare Diseases
963,000	NPS Pharmaceuticals (a)	25,038,000
	Orphan Drugs & Healthy Royalties
359,944	MicroDose Therapeutx Contingent Value Rights (a)(d)(e)	705,490
	Drug Inhaler Development
		649,898,091
	> Medical Supplies 2.5%
5,836,000	Cepheid (a)(b)	256,959,080
	Molecular Diagnostics
1,040,000	Bio-Techne	97,292,000
	Cytokines, Antibodies & other Reagents for Life Science
687,000	Henry Schein (a)	80,014,890
	Large Distributor of Dental, Vet & Medical Products
		434,265,970
	> Health Care Services 1.7%
6,724,600	Allscripts Healthcare Solutions (a)	90,210,509
	Health Care IT
2,100,000	HealthSouth	77,490,000
	Inpatient Rehabilitation Facilities
1,384,000	Medidata Solutions (a)	61,297,360
	Cloud-based Software for Drug Studies
1,277,000	Envision Healthcare Holdings (a)	44,286,360
	Provider of Health Care Outsourcing Services
890,000	Castlight Health (a)(b)(c)	11,516,600
	Provider of Cloud-based Software for Managing Health Care Costs
		284,800,829
	> Pharmaceuticals 1.1%
5,089,000	Akorn (a)	184,578,030
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
476,000	Revance Therapeutics (a)(c)	9,201,080
	Drug Developer Focused on Aesthetics
		193,779,110

Number of Shares		Value
	> Medical Equipment & Devices 0.6%
833,000	Sirona Dental Systems (a)	$63,874,440
	Manufacturer of Dental Equipment
506,020	Abaxis	25,660,274
	Instruments & Tests for Vet & Medical Markets
647,000	Wright Medical Group (a)	19,604,100
	Leader in Foot & Ankle Replacement
		109,138,814
Health Care: Total		1,671,882,814
Energy & Minerals 6.9%
	> Oil & Gas Producers 3.0%
2,322,600	Rosetta Resources (a)	103,495,056
	Oil & Gas Producer Exploring in Texas
778,000	SM Energy	60,684,000
	Oil & Gas Producer
717,000	Energen Corporation	51,796,080
	Oil & Gas Producer with Natural Gas Utility
926,000	Carrizo Oil & Gas (a)	49,837,320
	Oil & Gas Producer
632,000	Range Resources	42,855,920
	Oil & Gas Producer
2,200,000	Pacific Rubiales Energy (Colombia)	36,890,933
	Oil Production & Exploration in Colombia
1,358,000	WPX Energy (a)	32,673,480
	Oil & Gas Produced in U.S. & Argentina
281,000	Clayton Williams (a)	27,102,450
	Oil & Gas Producer
928,000	Laredo Petroleum (a)(c)	20,796,480
	Permian Basin Oil Producer
891,000	Parsley Energy (a)	19,005,030
	Permian-Midland Basin Oil & Gas Producer
770,000	Bill Barrett Corporation (a)	16,970,800
	Oil & Gas Producer in U.S. Rockies
570,000	Rice Energy (a)	15,162,000
	Natural Gas Producer
262,000	PDC Energy (a)	13,175,980
	Oil & Gas Producer in U.S.
64,685,000	Petromanas (Canada) (a)(b)(c)	12,706,549
	Exploring for Oil in Albania
1,400,000	DeeThree Exploration (Canada) (a)	11,375,508
	Canadian Oil & Gas Producer
42,000,000	Petroamerica Oil (Colombia) (a)(c)	11,062,994
	Oil Exploration & Production in Colombia
28,700,000	Shamaran Petroleum (Iraq) (a)	8,328,497
	Oil Exploration & Production in Kurdistan
24,115,500	Canadian Overseas Petroleum (Canada) (a)(b)	3,337,562
Number of Shares		Value
8,400,000	Canadian Overseas Petroleum (Canada) (a)(b)(d)	$1,104,424
	Oil & Gas Exploration Offshore West Africa
26,000,000	Petrodorado Energy (Colombia) (a)(b)	812,536
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
		539,173,599
	> Oil Services 2.6%
3,858,000	FMC Technologies (a)	209,527,980
	Oil & Gas Well Head Manufacturer
1,314,579	ShawCor (Canada) (c)	66,318,776
	Oil & Gas Pipeline Products
964,000	Chart Industries (a)	58,929,320
	Manufacturer of Natural Gas Processing/Storage Equipment
1,613,000	Hornbeck Offshore (a)	52,793,490
	Supply Vessel Operator in U.S. Gulf of Mexico
780,000	Gulfport Energy (a)	41,652,000
	Oil & Gas Producer Focused on Utica Shale in Ohio
2,601,900	Horizon North Logistics (Canada) (c)	11,802,002
	Diversified Oil Service Offering in Northern Canada
463,863	Black Diamond Group (Canada)	9,865,813
	Provides Accommodations/Equipment for Oil Sands Development
289,000	Rowan	7,314,590
	Contract Offshore Driller
		458,203,971
	> Mining 1.1%
492,000	Core Labs (Netherlands)	72,004,200
	Oil & Gas Reservoir Consulting
4,000,000	Alamos Gold (Canada)	31,894,281
	Gold Mining
503,000	US Silica	31,442,530
	Provider of Frac Sand & Industrial Sand in U.S.
5,500,000	Kirkland Lake Gold (Canada) (a)(b)	24,309,121
	Gold Mining
4,250,000	Argonaut Gold (Canada) (a)	14,875,664
	Gold & Silver Mining
3,650,000	Allied Nevada Gold (a)(c)	12,081,500
	Gold & Silver Mining
3,000,000	Kaminak Gold (a)	2,062,592
	Exploration Stage Canadian Gold Miner
2,800,000	Alexco Resource (a)	1,875,720
	Mining, Exploration & Environmental Services
5,544,000	Duluth Metals (Canada) (a)	1,188,053
	Copper & Nickel Miner
		191,733,661

Columbia Acorn® Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	$13,224,998
	Farmland Operator in Uruguay
	> Alternative Energy 0.1%
4,699,210	RGS Energy (a)(b)(c)	8,082,641
	U.S. Residential & Commercial Solar Systems Installer
1,210,300	Synthesis Energy Systems (China) (a)	1,379,742
	Owner/Operator of Gasification Plants/Technology Licenses
		9,462,383
Energy & Minerals: Total		1,211,798,612
Other Industries 6.0%
	> Real Estate 3.8%
2,100,000	Extra Space Storage	108,297,000
	Self Storage Facilities
750,000	Federal Realty	88,845,000
	Shopping Centers
7,350,000	EdR (b)	75,558,000
	Student Housing
1,320,000	Post Properties	67,768,800
	Multifamily Properties
325,000	Jones Lang LaSalle	41,060,500
	Real Estate Services
2,150,000	Terreno Realty (b)	40,484,500
	Industrial Properties
150,000	Amerco	39,283,500
	North American Moving & Storage
5,175,000	DCT Industrial Trust	38,864,250
	Industrial Properties
1,800,000	St. Joe (a)(c)	35,874,000
	Florida Panhandle Landowner
880,000	Coresite Realty	28,925,600
	Data Centers
1,172,500	Kite Realty Group	28,421,400
	Community Shopping Centers
975,000	Hudson Pacific Properties	24,043,500
	West Coast Office Buildings & Production Studios
20,282,089	Mapletree Commercial Trust (Singapore)	22,417,297
	Retail & Office Property Landlord
10,362	Orix JREIT (Japan)	13,025,866
	Diversified REIT
90,000	Deltic Timber	5,608,800
	Arkansas Land & Timber
		658,478,013
	> Transportation 1.6%
2,704,100	Rush Enterprises, Class A (a)(b)	90,452,145
550,000	Rush Enterprises, Class B (a)(b)	16,450,500
	Truck Sales & Service
1,000,000	JB Hunt Transport Services	74,050,000
	Truck & Intermodal Carrier
Number of Shares		Value
530,000	Kirby (a)	$62,460,500
	Largest Operator of U.S. (Jones Act) Liquid Tank Barges
300,000	Genesee & Wyoming (a)	28,593,000
	Short-line Operator
400,000	Heartland Express	9,584,000
	Regional Trucker
		281,590,145
	> Regulated Utilities 0.6%
1,900,000	Northeast Utilities	84,170,000
	Regulated Electric Utility
650,000	Wisconsin Energy	27,950,000
	Wisconsin Utility
		112,120,000
Other Industries: Total		1,052,188,158
Total Equities: 98.2% (Cost: $9,605,414,967)		17,123,060,619	(f)
Short-Term Investments 1.8%
280,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	280,000,000
27,132,688	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	27,132,688
Total Short-Term Investments: 1.8% (Cost: $307,132,688)		307,132,688
Securities Lending Collateral 2.4%
419,416,059	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	419,416,059
Total Securities Lending Collateral: 2.4% (Cost: $419,416,059)		419,416,059
Total Investments: 102.4% (Cost: $10,331,963,714)(h)		17,849,609,366	(i)
Obligation to Return Collateral for Securities Loaned: (2.4)%		(419,416,059)
Cash and Other Assets Less Liabilities: —%		6,499,802
Net Assets: 100.0%		$17,436,693,109

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/14	Value	Dividend
Mettler-Toledo International (1)	1,475,000	-	123,362	1,351,638	$346,195,041	$-
Donaldson	8,400,000	-	-	8,400,000	341,292,000	3,948,000
Nordson	3,400,000	-	-	3,400,000	258,638,000	1,972,000
Cepheid	6,170,000	246,000	580,000	5,836,000	256,959,080	-
Moog	3,230,000	-	255,173	2,974,827	203,478,167	-
Informatica	5,500,000	550,000	250,000	5,800,000	198,592,000	-
Akorn (1)	5,417,981	676,000	1,004,981	5,089,000	184,578,030	-
Synageva BioPharma	2,392,000	181,000	79,691	2,493,309	171,489,793	-
Generac	3,113,000	887,000		4,000,000	162,160,000	-
Associated Banc-Corp	9,000,000	-	-	9,000,000	156,780,000	2,430,000
HEICO	3,828,750	-	-	3,828,750	154,298,625	229,725
iGATE	4,150,000	-	375,000	3,775,000	138,618,000	-
Rush Enterprises	3,650,000	-	395,900	3,254,100	106,902,645	-
Globalstar (1)	25,500,000	2,150,000	1,650,000	26,000,000	95,160,000	-
Ultragenyx Pharmaceutical (2)	3,610,890	472,707	2,458,908	1,624,689	91,957,398	253,930
Allscripts Healthcare Solutions (1)	9,905,000	-	3,180,400	6,724,600	90,210,509	-
MB Financial (1)	2,860,000	-	-	2,860,000	79,164,800	1,086,800
ESCO Technologies	2,300,000	-	115,000	2,185,000	75,994,300	542,800
EdR	7,350,000	-	-	7,350,000	75,558,000	2,499,000
Drew Industries	1,780,000	-	100,000	1,680,000	70,879,200	-
McGrath Rentcorp	2,150,000	-	150,000	2,000,000	68,400,000	1,569,500
Virtusa	1,985,000	-	150,000	1,835,000	65,252,600	-
Knoll	3,669,000	-	-	3,669,000	63,510,390	1,320,840
Navigant Consulting	4,025,000	50,000	-	4,075,000	56,683,250	-
SPS Commerce	900,000	285,000	150,000	1,035,000	55,010,250	-
Popeyes Louisiana Kitchen	2,000,000	-	650,000	1,350,000	54,675,000	-
World Acceptance	850,000	-	41,657	808,343	54,563,153	-
Sarepta Therapeutics	2,050,000	502,000	-	2,552,000	53,847,200	-
Boulder Brands	2,886,552	1,500,000	439,552	3,947,000	53,797,610	-
Thermon	1,065,000	762,007	-	1,827,007	44,615,511	-
Terreno Realty	2,020,931	129,069	-	2,150,000	40,484,500	580,500
Vonage	-	12,165,736	-	12,165,736	39,903,614	-
Cavco Industries	460,000	40,000	-	500,000	34,000,000	-
PGT	738,564	2,853,636		3,592,200	33,479,304
InContact	3,740,596	404	-	3,741,000	32,527,995	-
Blackhawk Network (1)	900,000	-	-	900,000	29,070,000	-
CAI International	1,500,000	-	-	1,500,000	29,025,000	-
Coresite Realty (1)	1,170,000	-	290,000	880,000	28,925,600	1,139,962
First Busey	4,841,882	-	-	4,841,882	26,969,283	677,863
Kirkland Lake Gold	4,900,000	600,000	-	5,500,000	24,309,121	-
Tangoe (1)	2,100,000	-	350,000	1,750,000	23,712,500	-
Insperity (1)	1,400,000	-	578,000	822,000	22,473,480	599,750
Pier 1 Imports (1)	7,185,000	-	5,422,445	1,762,555	20,956,779	922,800
E2Open	610,000	1,615,000	-	2,225,000	20,714,750	-
Boingo Wireless	2,500,000	300,000	-	2,800,000	19,964,000	-
Hackett Group	3,274,000	-	-	3,274,000	19,513,040	-
II-VI (1)	3,640,000	-	2,036,000	1,604,000	18,879,080	-
Marlin Business Services	1,091,000	-	188,790	902,210	16,528,487	376,395
Gaiam	1,500,000	600,000	-	2,100,000	15,414,000	-
Audience	-	1,753,625	-	1,753,625	12,976,825	-
Petromanas	51,359,500	13,325,500	-	64,685,000	12,706,549	-
Castlight Health	-	890,000		890,000	11,516,600
Petroamerica Oil (1)	35,000,000	7,000,000	-	42,000,000	11,062,994	-
Rubicon Technology	-	2,500,000	-	2,500,000	10,625,000	-
RGS Energy	2,600,000	2,099,210	-	4,699,210	8,082,641	-
Exa	1,000,000	-	300,033	699,967	7,895,627	-
Towerstream	3,319,900	680,100	-	4,000,000	5,920,000	-
Canadian Overseas Petroleum	19,471,000	13,044,500	-	32,515,500	4,441,986	-

Columbia Acorn® Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/14	Value	Dividend
Duluth Metals (1)	7,025,500	-	1,481,500	5,544,000	$1,188,053	$-
Petrodorado Energy	26,000,000	-	-	26,000,000	812,536	-
GLG Life Tech	1,665,270	-	-	1,665,270	550,158	-
Bally Technologies (1)	3,105,000	-	3,105,000	-	-	-
tw telecom (1)	9,500,000	-	9,500,000	-	-	-
H & E Equipment Services (1)	2,508,816	-	2,508,816	-	-	-
Alimera Sciences (1)	2,040,000	-	2,040,000	-	-	-
Acorn Energy (1)	1,161,957	-	1,161,957	-	-	-
Dupont Fabros Technology (1)	3,625,000	-	3,625,000	-	-	1,128,750
Simplicity Bancorp (1)	452,146	-	452,146	-	-	72,577
Total of Affiliated Transactions	348,019,235	67,858,494	45,189,311	370,688,418	$4,413,890,054	$21,351,192

(1) At September 30, 2014, the Fund owned less than five percent of the company's outstanding voting shares.

(2) Includes the effects of a stock split.

  The aggregate cost and value of these companies at September 30, 2014, was $2,032,462,853 and $3,462,313,188, respectively. Investments in affiliated companies represented 19.86% of the Fund's total net assets at September 30, 2014.

(c)  All or a portion of this security was on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $399,879,068.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At September 30, 2014, the market value of these securities amounted to $15,034,912, which represented 0.09% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$13,224,998
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591,152	1,104,424
MicroDose Therapeutx Contingent Value Rights	8/14/13	359,944	-	705,490
			$18,591,152	$15,034,912

(e)  Illiquid security.

(f)  On September 30, 2014, the market value of foreign securities represented 5.74% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$285,700,247	1.64
Netherlands	132,095,745	0.76
Sweden	85,153,780	0.49
India	75,476,290	0.43
South Africa	57,388,039	0.33
France	48,867,344	0.28
Colombia	48,766,463	0.28
Denmark	47,291,191	0.27
Israel	41,982,765	0.24
Japan	28,881,247	0.16
Chile	23,983,084	0.14
Hong Kong	23,661,000	0.14
Singapore	22,417,297	0.13
Korea	20,494,092	0.12
Spain	18,324,037	0.10
Uruguay	13,224,998	0.07
United Kingdom	8,938,213	0.05
Iceland	8,809,297	0.05
Iraq	8,328,497	0.05
China	1,379,742	0.01
Total Foreign Portfolio	$1,001,163,368	5.74

> Notes to Statement of Investments

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2014, for federal income tax purposes, the cost of investments was approximately $10,331,963,714 and net unrealized appreciation was $7,517,645,652 consisting of gross unrealized appreciation of $7,970,738,342 and gross unrealized depreciation of $453,092,690.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,372,938,411	$122,009,043	$-	$4,494,947,454
Industrial Goods & Services	3,893,450,217	180,914,758	-	4,074,364,975
Consumer Goods & Services	2,468,314,297	48,087,412	-	2,516,401,709
Finance	2,053,358,141	48,118,756	-	2,101,476,897
Health Care	1,671,177,324	-	705,490	1,671,882,814
Energy & Minerals	1,197,469,190	1,104,424	13,224,998	1,211,798,612
Other Industries	1,016,744,995	35,443,163	-	1,052,188,158
Total Equities	16,673,452,575	435,677,556	13,930,488	17,123,060,619
Total Short-Term Investments	307,132,688	-	-	307,132,688
Total Securities Lending Collateral	419,416,059	-	-	419,416,059
Total Investments	$17,400,001,322	$435,677,556	$13,930,488	$17,849,609,366

Columbia Acorn® Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table shows transfers between Level 1 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 3	Level 1	Level 3
$14,371,342	$-	$-	$14,371,342

  Financial assets were transferred from Level 3 to Level 1 as resale restrictions no longer apply.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International®

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/14	9/30/14
Purchases
Asia
> Japan
Aeon Financial Service	0	1,150,000
Aeon Mall	1,740,000	2,255,000
Ezaki Glico	0	269,000
Hirose Electric	182,900	264,400
Japan Retail Fund	0	8,150
Moshi Moshi Hotline	2,241,000	2,736,000
Nihon Parkerizing	1,065,780	1,222,080
Nippon Kayaku	2,958,000	3,196,000
NOF	4,407,000	4,800,000
Park24	1,850,000	1,956,400
Rohto Pharmaceutical	1,400,000	1,668,900
Stanley Electric	408,200	1,107,000
Tamron	1,132,000	1,402,000
Toto	0	2,000,000
Toyo Suisan Kaisha	749,900	792,900
> Taiwan
Chroma Ate	4,627,000	6,427,000
Ginko International	1,750,000	1,925,000
Largan Precision	322,000	336,000
President Chain Store	4,956,000	5,250,000
St. Shine Optical	1,747,000	2,001,000
Vanguard International Semiconductor	0	3,927,000
> Korea
Grand Korea Leisure	0	591,876
LF Corp	0	628,107
> China
Sihuan Pharmaceuticals	64,516,000	83,100,000
> Singapore
Mapletree Industrial Trust	11,851,934	15,000,000
Singapore Exchange	3,800,000	5,803,000
> Indonesia
Arwana Citramulia	149,822,800	220,150,800
Matahari Department Store	15,200,000	20,000,000
> Philippines
Puregold Price Club	27,000,000	32,706,600
Robinsons Retail Holdings	16,736,330	17,000,000
Universal Robina	3,112,380	3,743,130
Europe
> United Kingdom
Assura	0	20,900,000
Halfords	3,218,000	3,277,885
Halma	0	2,483,322
RPS Group	4,988,000	5,800,000
	Number of Shares
	6/30/14	9/30/14
> Sweden
Unibet	784,000	818,422
> Netherlands
Brunel	0	764,253
> Denmark
SimCorp	1,702,063	1,932,063
> Finland
Sponda	7,377,602	7,766,000
> Belgium
EVS Broadcast Equipment	437,465	516,965
Other Countries
> Australia
Challenger Financial	10,653,000	11,515,000
Mermaid Marine	0	12,820,287
Spotless	25,500,000	37,550,000
> Canada
Ag Growth	514,001	518,589
Canadian Energy Services & Technology	2,523,000	3,622,000
Rona	959,416	1,656,569
> South Africa
Rand Merchant Insurance	19,098,300	22,959,300
> United States
Bladex	33,468	912,000
> New Zealand
Ryman Healthcare	3,287,830	3,738,000
Latin America
> Colombia
Isagen	14,729,000	23,377,000
> Chile
Sociedad Quimica y Minera de Chile - ADR	868,556	921,000

Columbia Acorn International®

Major Portfolio Changes in the Third Quarter (Unaudited), continued

	Number of Shares
	6/30/14	9/30/14
Sales
Asia
> Japan
Aica Kogyo	1,658,000	1,538,500
Aozora Bank	11,000,000	8,340,000
Ariake Japan	1,456,000	1,129,000
Disco	461,400	439,400
Global One Real Estate	2,099	0
Glory	1,600,000	1,555,000
Hoshizaki Electric	700,000	500,000
Japan Airport Terminal	1,300,000	1,090,000
Kenedix Office Investment	6,002	5,560
Lifenet Insurance	1,575,000	1,191,200
Misumi Group	1,050,000	960,000
MonotaRO	866,500	575,600
Nabtesco	1,600,000	1,440,000
Nakanishi	900,000	749,800
NGK Insulators	1,953,000	1,200,000
NGK Spark Plug	1,250,000	1,010,000
Nippon Paint	1,408,000	970,000
OBIC	931,000	838,000
Omron	709,000	603,000
Santen Pharmaceutical	561,600	486,600
Seven Bank	6,712,000	0
Shimano	245,000	208,000
Suruga Bank	1,638,000	1,560,000
Wacom	4,338,000	3,885,400
> Taiwan
Advantech	3,559,966	3,078,687
Delta Electronics	7,651,000	6,729,000
Far EasTone Telecom	29,700,000	15,613,000
Lite-On Technology	13,181,881	11,470,881
> Korea
AmorePacific Group	17,583	0
CJ Corp	329,844	316,943
Coway	332,580	295,580
KEPCO Plant Service & Engineering	388,540	294,940
Paradise	1,424,261	974,261
Soulbrain	359,000	279,090
> China
BitAuto - ADR	663,431	407,570
> Hong Kong
Kingboard Chemicals	6,287,000	5,175,500
Melco Crown Entertainment - ADR	2,500,000	2,178,000
Melco International	20,000,000	16,798,000
MGM China Holdings	10,000,000	8,320,000
Vitasoy International	19,282,000	10,000,000
> India
Redington India	3,002,768	0
SKIL Ports and Logistics	1,032,077	0
	Number of Shares
	6/30/14	9/30/14
> Singapore
Super Group	19,560,000	3,802,000
> Indonesia
Surya Citra Media	85,000,000	74,536,300
Tower Bersama Infrastructure	40,000,000	39,077,300
> Philippines
Security Bank	6,960,000	5,555,150
> Thailand
Samui Airport Property Fund	1,210,900	0
> Malaysia
Aeon	26,000,000	24,006,700
Europe
> United Kingdom
Croda International	960,100	0
Elementis	6,424,803	5,650,001
Jardine Lloyd Thompson Group	4,560,000	4,365,635
Shaftesbury	4,550,000	3,066,000
Smith and Nephew	2,490,000	1,510,000
Spirax Sarco	1,323,842	1,300,000
Telecity	3,937,000	2,210,000
> Sweden
Kambi Group	427,409	0
> Germany
Rational	148,295	130,000
TAG Immobilien	2,350,000	406,158
> Switzerland
Zehnder	119,285	0
> Netherlands
Arcadis	1,091,670	790,670
> Norway
Orkla	4,154,000	3,784,000
> Turkey
Bizim Toptan	1,785,000	0
Other Countries
> Australia
SAI Global	7,300,000	3,900,000
> Canada
Black Diamond Group	709,576	551,976
> United States
Atwood Oceanics	592,080	0
Latin America
> Mexico
Gruma	3,466,000	2,200,000
Qualitas	15,876,000	12,339,000

Columbia Acorn International®

Statement of Investments (Unaudited), September 30, 2014

Number of Shares		Value
		Equities: 95.8%
Asia 43.0%
	> Japan 19.2%
4,784,600	Kansai Paint	$71,535,459
	Paint Producer in Japan, India, China & Southeast Asia
1,555,000	Glory	43,894,114
	Currency Handling Systems & Related Equipment
1,090,000	Japan Airport Terminal	43,751,344
	Airport Terminal Operator at Haneda
2,255,000	Aeon Mall	43,077,759
	Suburban Shopping Mall Developer, Owner & Operator
32,000	Orix JREIT	40,226,570
	Diversified REIT
1,050,000	Familymart	40,071,970
	Convenience Store Operator
3,196,000	Nippon Kayaku	39,091,154
	Functional Chemicals, Pharmaceuticals & Auto Safety Systems
1,105,800	Benesse	36,278,936
	Education Service Provider
630,000	Makita	35,589,812
	Power Tools
1,440,000	Nabtesco	34,496,176
	Machinery Components
1,538,500	Aica Kogyo	32,688,909
	Laminated Sheets, Building Materials & Chemical Adhesives
264,400	Hirose Electric	32,643,042
	Electrical Connectors
1,956,400	Park24	31,219,040
	Parking Lot Operator
1,560,000	Suruga Bank	31,125,086
	Regional Bank
2,900,000	Ushio	30,653,735
	Industrial Light Sources
2,100,000	Asahi Diamond Industrial	30,406,586
	Consumable Diamond Tools
838,000	OBIC	29,989,898
	Computer Software
4,800,000	NOF	29,942,449
	Specialty Chemicals, Life Science & Rocket Fuels
439,400	Disco	29,880,074
	Semiconductor Dicing & Grinding Equipment
5,560	Kenedix Office Investment	29,853,988
	Tokyo Mid-size Office REIT
1,010,000	NGK Spark Plug	29,719,081
	Automobile Parts
355,000	Rinnai	29,453,469
	Gas Appliances for Home & Commercial Use
1,580,000	Daiseki	29,446,343
	Waste Disposal & Recycling
960,000	Misumi Group	29,007,254
	Industrial Components Distributor
Number of Shares		Value
1,200,000	NGK Insulators	$28,604,050
	Ceramic Products for Auto, Power & Electronics
750,000	Kintetsu World Express	28,599,833
	Airfreight Logistics
8,340,000	Aozora Bank	28,200,992
	Commercial Bank
1,222,080	Nihon Parkerizing	27,940,690
	Metal Surface Treatment Agents & Processing Service
1,600,000	OSG	27,744,394
	Consumable Cutting Tools
749,800	Nakanishi	27,602,478
	Dental Tools & Machinery
1,600,000	Doshisha	27,440,382
	Consumer Goods Wholesaler
603,000	Omron	27,405,144
	Electric Components for Factory Automation
486,600	Santen Pharmaceutical	27,250,070
	Specialty Pharma (Ophthalmic Medicine)
1,402,000	Tamron (a)	26,939,371
	Camera Lenses
792,900	Toyo Suisan Kaisha	26,328,501
	Instant Noodles & Processed Foods
2,736,000	Moshi Moshi Hotline	25,948,104
	Call Center Operator
1,129,000	Ariake Japan	25,307,440
	Commercial Soup & Sauce Extracts
208,000	Shimano	25,301,849
	Bicycle Components & Fishing Tackle
527,500	Hamamatsu Photonics	25,063,950
	Optical Sensors for Medical & Industrial Applications
930,000	JIN (b)	25,056,113
	Eyeglasses Retailer
3,000	Industrial & Infrastructure Fund	24,873,104
	Industrial REIT in Japan
1,150,000	Aeon Financial Service	24,609,526
	Diversified Consumer-related Finance Company
1,107,000	Stanley Electric	23,965,590
	Automobile Lighting & LED Equipment
500,000	Hoshizaki Electric	23,332,035
	Commercial Kitchen Equipment
1,668,900	Rohto Pharmaceutical	22,381,437
	Pharmaceutical, Health & Beauty Products
2,000,000	Toto	22,003,206
	Toilets & Bathroom Fittings
970,000	Nippon Paint	21,881,139
	Paints for Automotive, Decorative & Industrial Usage
835,000	Icom (a)	20,928,973
	Two-way Radio Communication Equipment
571,080	Milbon	18,957,344
	Hair Products for Salons

Columbia Acorn International®

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Japan—continued
255,800	Hikari Tsushin	$18,184,950
	Office IT/Mobiles/Insurance Distribution
3,885,400	Wacom (b)	16,766,033
	Computer Graphic Illustration Devices
8,150	Japan Retail Fund	16,427,958
	Largest Retail REIT in Japan
575,600	MonotaRO (b)	14,408,029
	Online Maintenance, Repair and Operations Goods Distributor in Japan
269,000	Ezaki Glico	9,276,416
	Confectionary, Ice Cream & Dairy Products
1,191,200	Lifenet Insurance (c)	4,520,938
	Online Life Insurance Company in Japan
		1,567,292,287
	> Taiwan 4.0%
2,001,000	St. Shine Optical	42,690,164
	Disposable Contact Lens Original Equipment Manufacturer
6,729,000	Delta Electronics	42,508,930
	Industrial Automation, Switching Power Supplies & Passive Components
5,250,000	President Chain Store	37,642,249
	Taiwan's Number One Convenience Chain Store Operator
15,613,000	Far EasTone Telecom	29,933,307
	Taiwan's Third Largest Mobile Operator
5,410,000	Novatek Microelectronics	26,699,358
	Display-related Integrated Circuit Designer
1,925,000	Ginko International	25,866,363
	Largest Contact Lens Maker in China
336,000	Largan Precision	24,038,465
	Mobile Device Camera Lenses & Modules
3,078,687	Advantech	21,726,480
	Industrial PC & Components
2,139,680	PC Home	20,803,832
	Taiwanese Internet Retail Company
6,427,000	Chroma Ate	17,832,013
	Automatic Test Systems, Testing & Measurement Instruments
11,470,881	Lite-On Technology	16,498,853
	Mobile Device, LED & PC Server Component Supplier
349,750	Hermes Microvision	14,548,755
	E-beam Inspection Systems for Semiconductor Integrated Circuits
3,927,000	Vanguard International Semiconductor	5,735,062
	Semiconductor Foundry
		326,523,831
Number of Shares		Value
	> Korea 3.2%
316,943	CJ Corp	$52,123,793
	Holding Company of Korean Consumer Conglomerate
507,000	KT&G	45,373,382
	Tobacco & Ginseng Products
631,865	LS Industrial Systems	35,121,677
	Electrical & Automation Equipment
974,261	Paradise	31,841,900
	Korean Casino Operator
295,580	Coway	23,573,838
	Household Appliance Rentals
591,876	Grand Korea Leisure	23,466,916
	'Foreigner Only' Casino Group in Korea
294,940	KEPCO Plant Service & Engineering	23,336,758
	Power Plant & Grid Maintenance
628,107	LF Corp	20,809,364
	Apparel Design & Retail
279,090	Soulbrain	6,830,398
	Electronic Chemical Producer
		262,478,026
	> China 3.2%
2,500,000	WuXi PharmaTech - ADR (c)	87,550,000
	Largest Contract Research Organization Business in China
83,100,000	Sihuan Pharmaceuticals	62,240,256
	Chinese Generic Drug Manufacturer
407,570	BitAuto - ADR (c)	31,790,460
	Automotive Information Website for Buyers & Dealers
17,890,000	CIMC Enric	17,866,962
	Tanks & Equipment to Supply Natural Gas & Liquefied Natural Gas
35,119,000	AMVIG Holdings	16,051,041
	Chinese Tobacco Packaging Material Supplier
29,072,000	NewOcean Energy (b)	14,485,826
	Southern China Liquefied Petroleum Gas Distributor
580,600	Jumei International - ADR (b)(c)	13,632,488
	Online Beauty & Apparel Products Retailer
3,850,000	Biostime (b)	11,958,958
	Pediatric Nutrition & Baby Care Products Provider
		255,575,991
	> Hong Kong 2.8%
2,178,000	Melco Crown Entertainment - ADR	57,259,620
	Macau Casino Operator
16,798,000	Melco International	38,936,098
	Macau Casino Operator
50,000,000	Mapletree Greater China Commercial Trust	35,442,149
	Retail & Office Property Landlord
47,509,000	Sa Sa International	32,548,742
	Cosmetics Retailer

Number of Shares		Value
	> Hong Kong—continued
8,320,000	MGM China Holdings	$23,975,131
	Macau Casino Operator
10,000,000	Lifestyle International (d)	17,727,745
	Mid- to High-end Department Store Operator in Hong Kong & China
10,000,000	Vitasoy International	12,738,840
	Hong Kong Soy Food Brand
5,175,500	Kingboard Chemicals	10,289,349
	Paper & Glass Laminates, PCB, Specialty Chemicals & Properties
		228,917,674
	> India 2.5%
13,478,000	Zee Entertainment Enterprises	68,412,000
	Indian Programmer of Pay Television Content
3,423,265	Asian Paints	34,816,322
	India's Largest Paint Company
6,095,000	Adani Ports & Special Economic Zone	27,323,162
	Indian West Coast Shipping Port
920,000	Colgate Palmolive India	25,939,673
	Consumer Products in Oral Care
2,085,000	United Breweries	24,010,602
	India's Largest Brewer
90,000	Bosch	21,871,201
	Automotive Parts
		202,372,960
	> Singapore 2.4%
40,564,179	Mapletree Commercial Trust	44,834,595
	Retail & Office Property Landlord
5,803,000	Singapore Exchange	32,855,106
	Singapore Equity & Derivatives Market Operator
8,900,000	Petra Foods	28,185,310
	Chocolate Manufacturer in Southeast Asia
20,000,000	CDL Hospitality Trust	26,155,554
	Hotel Owner Operator
13,500,000	Ascendas REIT	23,813,251
	Industrial Property Landlord
19,349,750	Mapletree Logistics Trust	17,522,634
	Industrial Property Landlord
15,000,000	Mapletree Industrial Trust	16,688,508
	Industrial Property Landlord
3,802,000	Super Group (b)	3,803,892
	Instant Food & Beverages in Southeast Asia
		193,858,850
	> Indonesia 2.1%
31,764,600	Archipelago Resources (a)(c)(d)(e)(f)	28,837,304
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
400,000,000	Ace Indonesia	29,053,592
	Home Improvement Retailer
20,000,000	Matahari Department Store	26,641,613
	Largest Department Store Chain in Indonesia
Number of Shares		Value
39,077,300	Tower Bersama Infrastructure	$25,696,612
	Communications Towers
74,536,300	Surya Citra Media	23,449,388
	Free to Air TV Station in Indonesia
220,150,800	Arwana Citramulia	17,959,387
	Ceramic Tiles for Home Decoration
5,600,000	Mayora Indah	14,011,126
	Consumer Branded Food Manufacturer
49,000,000	MNC Skyvision	6,833,532
	Largest Satellite Pay TV Operator in Indonesia
		172,482,554
	> Philippines 1.3%
32,706,600	Puregold Price Club	25,271,778
	Supermarket Operator in the Philippines
17,000,000	Robinsons Retail Holdings	23,978,608
	Multi-format Retailer in the Philippines
78,170,000	Melco Crown (Philippines) Resorts (c)	22,914,556
	Integrated Resort Operator in Manila
5,555,150	Security Bank	18,160,511
	Commercial Bank in the Philippines
3,743,130	Universal Robina	15,542,903
	Branded Consumer Food Manufacturer in the Philippines
		105,868,356
	> Thailand 1.1%
4,360,000	Airports of Thailand	32,053,475
	Airport Operator of Thailand
95,761,333	Home Product Center	30,725,188
	Home Improvement Retailer
15,703,000	Robinson Department Store	25,520,024
	Department Store Operator in Thailand
		88,298,687
	> Malaysia 0.7%
51,801,200	7-Eleven Malaysia Holdings (c)	28,265,249
	Exclusive 7-Eleven Franchisor for Malaysia
24,006,700	Aeon	27,515,681
	Shopping Center & Department Store Operator
		55,780,930
	> Cambodia 0.5%
60,000,000	Nagacorp	42,930,918
	Casino & Entertainment Complex in Cambodia
Asia: Total		3,502,381,064

Columbia Acorn International®

Statement of Investments (Unaudited), continued

Number of Shares		Value
Europe 30.5%
	> United Kingdom 9.5%
4,365,635	Jardine Lloyd Thompson Group	$68,862,615
	International Business Insurance Broker
3,590,000	Babcock International	63,348,328
	Public Sector Outsourcer
1,300,000	Spirax Sarco	59,320,119
	Steam Systems for Manufacturing & Process Industries
2,430,000	WH Smith	42,511,232
	Newsprint, Books & General Stationery Retailer
606,940	Whitbread	40,783,859
	UK Hotelier & Coffee Shop
1,134,000	Rightmove	39,439,428
	Internet Real Estate Listings
958,646	Fidessa Group	35,604,640
	Software for Financial Trading Systems
3,066,000	Shaftesbury	33,790,099
	London Prime Retail REIT
4,550,000	Abcam	29,670,898
	Online Sales of Antibodies
2,834,000	PureCircle (b)(c)	27,577,523
	Natural Sweeteners
11,184,000	Connect Group (a)	27,060,433
	Newspaper & Magazine Distributor
2,210,000	Telecity	26,743,660
	European Data Center Provider
35,245,747	Cable and Wireless	26,693,634
	Telecommunications Service Provider in the Caribbean
6,534,800	Polypipe	26,087,460
	Manufacturer of Plastic Piping & Fittings
1,510,000	Smith and Nephew	25,400,698
	Medical Equipment & Supplies
3,277,885	Halfords	25,102,369
	UK Retailer of Leisure Goods & Auto Parts
5,800,000	RPS Group	24,540,971
	Consultant Specializing in Energy, Water, Urban Planning, Health & Safety
2,483,322	Halma	24,536,592
	Health & Safety Sensor Technology
2,660,000	Domino's Pizza UK & Ireland	24,463,176
	Pizza Delivery in UK, Ireland & Germany
975,602	Aggreko	24,418,081
	Temporary Power & Temperature Control Services
5,650,001	Elementis	23,289,101
	Specialty Chemicals
908,500	AVEVA	22,666,622
	Engineering Software
4,712,000	Ocado (c)	20,135,499
	Online Grocery Retailer
Number of Shares		Value
20,900,000	Assura	$15,755,148
	UK Primary Health Care Property Developer
		777,802,185
	> Sweden 2.9%
2,308,522	Hexagon	72,996,426
	Design, Measurement & Visualization Software & Equipment
1,580,000	Swedish Match	51,115,517
	Swedish Snus
3,255,024	Sweco	46,123,365
	Engineering Consultants
818,422	Unibet	41,170,619
	European Online Gaming Operator
1,044,000	Mekonomen	22,572,330
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
		233,978,257
	> France 2.7%
1,350,000	Neopost	99,293,970
	Postage Meter Machines
146,000	Eurofins Scientific	37,774,918
	Food, Pharmaceuticals & Materials Screening & Testing
729,096	Saft	24,808,643
	Niche Battery Manufacturer
767,000	Eutelsat	24,766,342
	Fixed Satellite Services
163,400	Norbert Dentressangle	23,521,408
	European Logistics & Transport Group
1,831,204	Hi-Media (b)(c)	6,007,377
	Online Advertiser in Europe
		216,172,658
	> Germany 2.6%
1,663,000	Wirecard	61,159,627
	Online Payment Processing & Risk Management
130,000	Rational	38,639,479
	Commercial Ovens
795,000	NORMA Group	33,129,610
	Clamps for Automotive & Industrial Applications
365,000	MTU Aero Engines	31,053,633
	Airplane Engine Components & Services
795,000	Aurelius	28,276,521
	European Turnaround Investor
595,000	Elringklinger (b)	17,532,802
	Automobile Components
406,158	TAG Immobilien (b)	4,591,785
	Owner of Residential Properties in Germany
		214,383,457

Number of Shares		Value
	> Switzerland 2.5%
263,500	Partners Group	$69,256,757
	Private Markets Asset Management
179,000	Geberit	57,694,033
	Plumbing Supplies
16,300	Sika	56,360,101
	Chemicals for Construction & Industrial Applications
72,500	INFICON	22,098,565
	Gas Detection Instruments
		205,409,456
	> Netherlands 2.1%
2,491,770	Aalberts Industries	64,512,844
	Flow Control & Heat Treatment
790,670	Arcadis	26,152,255
	Engineering Consultants
237,700	Gemalto	21,825,478
	Digital Security Solutions
404,124	Vopak	21,775,997
	World's Largest Operator of Petroleum & Chemical Storage Terminals
143,395	Core Labs	20,985,858
	Oil & Gas Reservoir Consulting
764,253	Brunel	17,502,582
	NL Specialist & Energy Staffing
		172,755,014
	> Spain 2.0%
7,828,000	DIA	56,097,209
	Discount Retailer in Spain, Latin America & the Eastern Mediterranean
794,000	Viscofan	43,492,925
	Sausage Casings Maker
830,000	Bolsas y Mercados Españoles	31,577,543
	Spanish Stock Markets
5,042,000	Prosegur	31,273,475
	Security Guards
		162,441,152
	> Denmark 1.9%
1,315,800	Novozymes	57,087,843
	Industrial Enzymes
1,932,063	SimCorp	56,714,018
	Software for Investment Managers
709,000	Jyske Bank (c)	38,315,871
	Danish Bank
		152,117,732
	> Finland 1.7%
1,226,866	Vacon	52,221,307
	Leading Independent Manufacturer of Variable Speed Air Conditioning Drives
7,766,000	Sponda	35,007,197
	Office, Retail & Logistics Properties
1,669,000	Tikkurila	34,750,416
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
Number of Shares		Value
711,000	Konecranes	$19,068,026
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		141,046,946
	> Norway 1.0%
3,784,000	Orkla	34,219,293
	Food & Brands, Aluminum, Chemicals Conglomerate
2,613,864	Atea	29,394,400
	Nordic IT Hardware/Software Reseller & Installation Company
1,321,000	Subsea 7	18,864,820
	Offshore Subsea Contractor
		82,478,513
	> Kazakhstan 0.7%
5,143,000	Halyk Savings Bank of Kazakhstan - GDR	59,144,500
	Largest Retail Bank & Insurer in Kazakhstan
	> Iceland 0.4%
28,312,499	Marel (g)	20,589,282
7,670,000	Marel (g)	6,756,731
	Largest Manufacturer of Poultry & Fish Processing Equipment
		27,346,013
	> Italy 0.3%
1,959,000	Pirelli	27,012,764
	Global Tire Supplier
	> Belgium 0.2%
516,965	EVS Broadcast Equipment	18,011,027
	Digital Live Mobile Production Software & Systems
Europe: Total		2,490,099,674
Other Countries 18.1%
	> Australia 5.0%
3,500,000	Domino's Pizza Enterprises	80,212,854
	Domino's Pizza Operator in Australia & New Zealand
14,000,000	IAG	75,031,064
	General Insurance Provider
11,515,000	Challenger Financial	71,656,897
	Largest Annuity Provider in Australia
7,030,000	Amcor	69,633,228
	Global Leader in Flexible & Rigid Packaging
37,550,000	Spotless (c)	59,395,259
	Largest Facility Management & Catering Company
12,820,287	Mermaid Marine (b)	21,616,190
	Support Vessels for Offshore Oil/Gas Industry
2,189,620	Austbrokers	19,362,934
	Australian Small Business Insurance Broker

Columbia Acorn International®

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Australia—continued
3,900,000	SAI Global	$13,844,514
	Publishing, Certification, Compliance Services
		410,752,940
	> Canada 4.8%
926,772	CCL Industries	92,615,137
	Largest Global Label Converter
1,067,730	ShawCor (b)	53,865,570
	Oil & Gas Pipeline Products
1,108,857	Baytex (b)	41,930,527
	Oil & Gas Producer in Canada
3,188,000	CAE	38,656,226
	Flight Simulator Equipment & Training Centers
3,622,000	Canadian Energy Services & Technology	30,335,604
	North American Drilling Fluids & Chemicals
490,200	Onex Capital	27,294,854
	Private Equity
2,168,377	DeeThree Exploration (c)	17,618,850
1,130,000	DeeThree Exploration (c)(e)	8,998,027
	Canadian Oil & Gas Producer
518,589	Ag Growth	20,605,572
	Manufacturer of Augers & Grain Handling Equipment
1,656,569	Rona	20,175,544
	Canadian Home Improvement Retailer
766,000	Trilogy Energy (b)	17,345,203
	Oil & Gas Producer in Canada
551,976	Black Diamond Group	11,739,871
	Provides Accommodations/Equipment for Oil Sands Development
1,901,514	Horizon North Logistics (b)	8,625,109
	Diversified Oil Service Offering in Northern Canada
		389,806,094
	> South Africa 4.7%
14,021,217	Coronation Fund Managers	120,108,185
	South African Fund Manager
777,188	Naspers	85,759,151
	Media in Africa, China, Russia & Other Emerging Markets
22,959,300	Rand Merchant Insurance	72,035,560
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
2,644,083	Mr. Price	49,758,981
	South African Retailer of Apparel, Household & Sporting Goods
8,679,940	Northam Platinum (c)	28,326,019
	Platinum Mining in South Africa
2,230,504	Massmart Holdings (b)	24,266,634
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
		380,254,530
Number of Shares		Value
	> United States 2.2%
1,272,297	Textainer Group Holdings (b)	$39,593,883
	Top International Container Leaser
601,213	FMC Technologies (c)	32,651,878
	Oil & Gas Well Head Manufacturer
912,000	Bladex	27,980,160
	Latin American Trade Financing House
350,000	Synageva Biopharma (b)(c)	24,073,000
	Biotech Focused on Orphan Diseases
634,500	Hornbeck Offshore (c)	20,767,185
	Supply Vessel Operator in U.S. Gulf of Mexico
685,900	Rowan	17,360,129
	Contract Offshore Driller
225,000	Chart Industries (c)	13,754,250
	Manufacturer of Natural Gas Processing/Storage Equipment
		176,180,485
	> New Zealand 0.9%
10,800,000	Auckland International Airport	32,446,000
	Auckland Airport Operator
8,000,000	Sky City Entertainment	22,789,674
	Casino & Entertainment Complex
3,738,000	Ryman Healthcare	22,778,011
	Retirement Village Operator
		78,013,685
	> Israel 0.5%
791,000	Caesarstone	40,878,880
	Quartz Countertops
Other Countries: Total		1,475,886,614
Latin America 4.2%
	> Brazil 1.5%
4,000,000	Localiza Rent A Car	57,489,531
	Car Rental
1,184,000	Linx	24,649,838
	Retail Management Software in Brazil
6,000,000	Odontoprev	21,717,904
	Dental Insurance
58,937,078	Beadell Resources (a)(c)	20,786,982
	Gold Mining in Brazil
		124,644,255
	> Mexico 1.4%
15,347,000	Genomma Lab International (c)	36,794,862
	Develops, Markets & Distributes Consumer Products
12,339,000	Qualitas	33,074,271
	Auto Insurer in Mexico & Central America
200,000	Grupo Aeroportuario del Sureste - ADR	25,698,000
	Mexican Airport Operator
2,200,000	Gruma (c)	23,555,341
	Tortilla Producer & Distributor
		119,122,474

Number of Shares		Value
	> Guatemala 0.4%
1,626,600	Tahoe Resources (c)	$33,099,883
	Silver Project in Guatemala
	> Colombia 0.4%
23,377,000	Isagen	31,746,622
	Colombian Electricity Provider
	> Chile 0.3%
921,000	Sociedad Quimica y Minera de Chile - ADR	24,074,940
	Producer of Specialty Fertilizers, Lithium & Iodine
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (c)(d)(e)	13,224,998
	Farmland Operator in Uruguay
Latin America: Total		345,913,172
Total Equities: 95.8% (Cost: $5,987,836,861)		7,814,280,524(h)
Short-Term Investments 4.1%
220,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	220,000,000
111,100,756	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	111,100,756
Total Short-Term Investments: 4.1% (Cost: $331,100,756)		331,100,756
Number of Shares		Value
Securities Lending Collateral 1.9%
155,777,631	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (i)	$155,777,631
Total Securities Lending Collateral: 1.9% (Cost: $155,777,631)		155,777,631
Total Investments: 101.8% (Cost: $6,474,715,248)(j)		8,301,158,911	(k)
Obligation to Return Collateral for Securities Loaned: (1.9)%		(155,777,631)
Cash and Other Assets Less Liabilities: 0.1%		12,354,140
Net Assets: 100.0%		$8,157,735,420

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/14	Value	Dividend
Archipelago Resources	31,764,600	-	-	31,764,600	$28,837,304	$-
Connect Group	10,944,000	1,158,321	918,321	11,184,000	27,060,433	1,907,037
Tamron	573,700	828,300	-	1,402,000	26,939,371	223,023
Icom	835,000	-	-	835,000	20,928,973	237,621
Beadell Resources	58,937,078	-	-	58,937,078	20,786,982	-
Empresas Hites (1)	23,162,664	-	23,162,664	-	-	-
Total of Affiliated Transactions	126,217,042	1,986,621	24,080,985	104,122,678	$124,553,063	$2,367,681

(1)  At September 30, 2014, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at September 30, 2014, was $155,617,380 and $124,553,063, respectively. Investments in affiliated companies represented 1.53% of the Fund's total net assets at September 30, 2014.

(b)  All or a portion of this security was on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $147,583,238.

(c)  Non-income producing security.

(d)  Illiquid security.

Columbia Acorn International®

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At September 30, 2014, the market value of these securities amounted to $51,060,329, which represented 0.63% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Archipelago Resources	2/23/10-9/26/13	31,764,600	$18,376,857	$28,837,304
Union Agriculture Group	12/8/10-6/27/12	1,306,818	15,000,000	13,224,998
DeeThree Exploration	9/7/10	1,130,000	2,950,812	8,998,027
			$36,327,669	$51,060,329

(f)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option (1)	31,764,600	GBP	0.58	December 31, 2014	$1,029,904

  GBP - British Pound

(1)  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) December 31, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After December 31, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees.

(g)  The common stock equity holdings of Marel are stated separately on the Statement of Investments due to the application of the onshore or offshore foreign currency exchange rate. The appropriate exchange rate is applied to each purchased security lot based on the applicable registration obtained from Marel's regulatory governing body, the Icelandic Central Bank.

(h)  On September 30, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,567,292,287	19.2
Euro	930,837,161	11.4
British Pound	806,639,490	9.9
United States Dollar	550,420,229	6.7
Australian Dollar	431,539,922	5.3
Canadian Dollar	422,905,977	5.2
Other currencies less than 5% of total net assets	3,104,645,458	38.1
Total Equities	$7,814,280,524	95.8

(i)  Investment made with cash collateral received from securities lending activity.

(j)  At September 30, 2014, for federal income tax purposes, the cost of investments was approximately $6,474,715,248 and net unrealized appreciation was $1,826,443,663 consisting of gross unrealized appreciation of $2,208,509,742 and gross unrealized depreciation of $382,066,079.

(k)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 - quoted prices in active markets for identical securities

  •  Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 - prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

> Notes to Statement of Investments

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$190,232,568	$3,265,583,447	$46,565,049	$3,502,381,064
Europe	20,985,858	2,469,113,816	-	2,490,099,674
Other Countries	597,867,432	878,019,182	-	1,475,886,614
Latin America	311,901,192	20,786,982	13,224,998	345,913,172
Total Equities	1,120,987,050	6,633,503,427	59,790,047	7,814,280,524
Total Short-Term Investments	331,100,756	-	-	331,100,756
Total Securities Lending Collateral	155,777,631	-	-	155,777,631
Total Investments	$1,607,865,437	$6,633,503,427	$59,790,047	$8,301,158,911
Unrealized Appreciation on Options	-	-	1,029,904	1,029,904
Total	$1,607,865,437	$6,633,503,427	$60,819,951	$8,302,188,815

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$-	$23,380,857	$23,380,857	$-

  Financial assets were transferred from Level 2 to Level 3 as trading halted during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International®

Portfolio Diversification (Unaudited)

At September 30, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$591,754,730	7.3
Machinery	554,702,636	6.8
Other Industrial Services	431,778,990	5.3
Electrical Components	231,457,598	2.8
Outsourcing Services	194,856,402	2.4
Conglomerates	127,008,657	1.6
Construction	83,781,492	1.0
Industrial Distribution	14,408,029	0.2
	2,229,748,534	27.4
> Consumer Goods & Services
Retail	633,714,439	7.8
Food & Beverage	316,905,292	3.9
Casinos & Gaming	305,285,432	3.7
Nondurables	216,122,162	2.6
Restaurants	145,459,889	1.8
Other Durable Goods	135,452,753	1.7
Consumer Goods Distribution	98,625,438	1.2
Travel	57,489,531	0.7
Other Consumer Services	41,301,583	0.5
Furniture & Textiles	40,878,880	0.5
Educational Services	36,278,936	0.4
Consumer Electronics	26,939,371	0.3
Apparel	20,809,364	0.3
	2,075,263,070	25.4
> Information
Business Software	242,621,441	3.0
Internet Related	170,621,527	2.1
Computer Hardware & Related Equipment	137,336,801	1.7
Financial Processors	94,014,733	1.2
Semiconductors & Related Equipment	76,863,249	0.9
Mobile Communications	76,558,892	0.9
Entertainment Programming	68,412,000	0.8
Instrumentation	67,432,555	0.8
Computer Services	56,138,060	0.7
Satellite Broadcasting & Services	31,599,874	0.4
Telephone & Data Services	26,693,634	0.3
Business Information & Marketing Services	25,948,104	0.3
Telecommunications Equipment	24,038,465	0.3
TV Broadcasting	23,449,388	0.3
Advertising	6,007,377	0.1
	1,127,736,100	13.8
	Value	Percentage of Net Assets
> Finance
Insurance	$366,262,184	4.5
Banks	227,536,645	2.8
Brokerage & Money Management	189,364,942	2.3
Finance Companies	66,888,737	0.8
Financial Processors	31,577,543	0.4
	881,630,051	10.8
> Other Industries
Real Estate	408,060,298	5.1
Transportation	157,470,227	1.9
Food & Beverage	52,123,793	0.6
Regulated Utilities	31,746,622	0.4
	649,400,940	8.0
> Energy & Minerals
Oil Services	207,964,416	2.5
Mining	132,036,047	1.6
Oil & Gas Producers	85,892,607	1.1
Oil Refining, Marketing & Distribution	36,261,823	0.4
Agricultural Commodities	13,224,998	0.2
	475,379,891	5.8
> Health Care
Pharmaceuticals	177,040,325	2.2
Medical Supplies	98,227,426	1.2
Medical Equipment & Devices	53,003,176	0.6
Biotechnology & Drug Delivery	24,073,000	0.3
Health Care Services	22,778,011	0.3
	375,121,938	4.6
Total Equities:	7,814,280,524	95.8
Short-Term Investments:	331,100,756	4.1
Securities Lending Collateral:	155,777,631	1.9
Total Investments:	8,301,158,911	101.8
Obligation to Return Collateral for Securities Loaned:	(155,777,631)	(1.9)
Cash and Other Assets Less Liabilities:	12,354,140	0.1
Net Assets:	$8,157,735,420	100.0

Columbia Acorn USA®

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/14	9/30/14
Purchases
Information
Bankrate	63,643	218,000
DemandWare	60,000	119,000
Infinera	464,278	710,278
Textura	40,256	94,954
Virtusa	175,000	212,821
Consumer Goods & Services
Gentex	0	104,000
Michaels Stores	195,000	251,733
Papa John's International	0	79,000
United Natural Foods	117,000	143,000
Health Care
Abaxis	0	40,482
Medidata Solutions	129,000	171,000
Sarepta Therapeutics	265,000	314,000
Synageva BioPharma	300,380	321,400
Wright Medical Group	15,998	106,000
Other Industries
Hudson Pacific Properties	0	116,000
Energy & Minerals
Parsley Energy	61,373	143,000
	Number of Shares
	6/30/14	9/30/14
Sales
Information
Bally Technologies	370,110	0
Concur Technologies	85,000	54,000
Exa	310,000	216,991
Finisar	426,000	0
Global Payments	139,000	95,000
Informatica	744,999	700,000
Measurement Specialties	42,711	0
NetSuite	170,000	134,000
tw telecom	140,684	0
Industrial Goods & Services
Acuity Brands	152,000	127,000
Ametek	871,000	812,000
Fortune Brands Home & Security	86,000	0
Moog	436,000	368,610
MRC Global	217,000	0
PolyOne	290,000	73,000
Waste Connections	82,000	0
Consumer Goods & Services
Avis Budget Group	1,015,950	887,950
Hertz	614,000	469,000
Knoll	640,000	460,000
Lifetime Fitness	161,000	0
Pier 1 Imports	432,000	243,023
Pool	358,000	275,000
Finance
Kennedy-Wilson Holdings	132,000	0
SVB Financial Group	164,000	140,000
Textainer Group Holdings	389,000	218,788
Health Care
Akorn	795,200	694,200
Allscripts Healthcare Solutions	798,000	724,900
BioMarin Pharmaceutical	83,000	51,000
Seattle Genetics	516,000	414,000
Other Industries
Biomed Realty Trust	196,200	0
Energy & Minerals
Atwood Oceanics	52,000	0
Bill Barrett Corporation	148,809	120,000
PDC Energy	104,000	83,000

Columbia Acorn USA®

Statement of Investments (Unaudited), September 30, 2014

Number of Shares		Value
		Equities: 98.6%
Information 22.2%
	> Business Software 7.8%
343,000	Ansys (a)	$25,954,810
	Simulation Software for Engineers & Designers
700,000	Informatica (a)	23,968,000
	Enterprise Data Integration Software
265,000	SPS Commerce (a)	14,084,750
	Supply Chain Management Software Delivered via Web
134,000	NetSuite (a)	11,998,360
	End-to-end IT Systems Solution Delivered via Web
54,000	Concur Technologies (a)(b)	6,848,280
	Web-enabled Expense Management Software
119,000	DemandWare (a)	6,059,480
	eCommerce Website Platform for Retailers & Apparel Manufacturers
275,000	RealPage (a)(b)	4,262,500
	Software for Managing Rental Properties Delivered via Web
82,000	Envestnet (a)	3,690,000
	Technology Platform for Investment Advisors
394,187	InContact (a)	3,427,456
	Call Center Systems Delivered via Web & Telecommunication Services
50,000	Commvault Systems (a)	2,520,000
	Data Storage Management
94,954	Textura (a)(b)	2,506,786
	Construction Vendor Management Software
216,991	Exa (a)	2,447,658
	Simulation Software
346,769	Five9 (a)(b)	2,267,869
	Call Center Software
196,000	E2Open (a)(b)	1,824,760
	Supply Chain Management Software & Supplier/Partner Network
95,950	Covisint (a)(b)	398,193
	Collaboration Software Platform Provider
		112,258,902
	> Instrumentation 5.6%
164,000	Mettler-Toledo International (a)	42,005,320
	Laboratory Equipment
427,000	IPG Photonics (a)(b)	29,369,060
	Fiber Lasers
274,000	Trimble Navigation (a)	8,357,000
	GPS-based Instruments
		79,731,380
	> Computer Services 2.5%
506,000	ExlService Holdings (a)	12,351,460
	Business Process Outsourcing
212,821	Virtusa (a)	7,567,915
	Offshore IT Outsourcing
Number of Shares		Value
327,000	WNS - ADR (India) (a)	$7,360,770
	Offshore Business Process Outsourcing Services
582,000	RCM Technologies (a)	4,405,740
	Technology & Engineering Services
591,000	Hackett Group	3,522,360
	IT Integration & Best Practice Research
		35,208,245
	> Semiconductors & Related Equipment 1.7%
255,000	Monolithic Power Systems	11,232,750
	High-performance Analog & Mixed Signal Integrated Circuits
970,000	Atmel (a)	7,837,600
	Microcontrollers, Radio Frequency & Memory Semiconductors
238,000	Ultratech (a)	5,414,500
	Semiconductor Equipment
		24,484,850
	> Telecommunications Equipment 1.1%
710,278	Infinera (a)	7,578,666
	Optical Networking Equipment
281,000	CalAmp (a)	4,951,220
	Machine to Machine Communications
369,000	Ixia (a)	3,372,660
	Telecom Network Test Equipment
		15,902,546
	> Computer Hardware & Related Equipment 0.7%
101,000	Rogers (a)	5,530,760
	Printed Circuit Materials & High-performance Foams
78,000	Belden	4,993,560
	Specialty Cable
		10,524,320
	> Financial Processors 0.6%
95,000	Global Payments	6,638,600
	Credit Card Processor
153,000	Liquidity Services (a)	2,103,750
	E-auctions for Surplus & Salvage Goods
		8,742,350
	> Contract Manufacturing 0.6%
215,000	Plexus (a)	7,939,950
	Electronic Manufacturing Services
	> Internet Related 0.5%
280,831	RetailMeNot (a)	4,538,229
	Digital Coupon Marketplace
951,000	Vonage (a)	3,119,280
	Business & Consumer Internet Telephony
		7,657,509
	> Business Information & Marketing Services 0.4%
230,000	RPX (a)	3,157,900
	Patent Aggregation & Defensive Patent Consulting

Number of Shares		Value
	> Business Information & Marketing Services—continued
218,000	Bankrate (a)	$2,476,480
	Internet Advertising for the Insurance, Credit Card & Banking Markets
		5,634,380
	> Mobile Communications 0.4%
48,000	SBA Communications (a)	5,323,200
	Communications Towers
	> Telephone & Data Services 0.3%
621,000	Boingo Wireless (a)	4,427,730
	Wholesale & Retail Wi-Fi Networks
Information: Total		317,835,362
Industrial Goods & Services 21.7%
	> Machinery 17.3%
590,000	Nordson	44,881,300
	Dispensing Systems for Adhesives & Coatings
812,000	Ametek	40,770,520
	Aerospace/Industrial Instruments
855,000	Donaldson	34,738,650
	Industrial Air Filtration
757,500	HEICO	30,527,250
	FAA-approved Aircraft Replacement Parts
368,610	Moog (a)	25,212,924
	Motion Control Products for Aerospace, Defense & Industrial Markets
237,000	Toro	14,037,510
	Turf Maintenance Equipment
317,000	Generac (a)(b)	12,851,180
	Standby Power Generators
360,000	ESCO Technologies	12,520,800
	Industrial Filtration & Advanced Measurement Equipment
138,000	Middleby (a)	12,161,940
	Manufacturer of Cooking Equipment
264,000	Kennametal	10,905,840
	Consumable Cutting Tools
147,374	Dorman Products (a)(b)	5,903,802
	Aftermarket Auto Parts Distributor
98,000	Graham	2,817,500
	Designer & Builder of Vacuum & Heat Transfer Equipment for Process Indsutries
		247,329,216
	> Industrial Materials & Specialty Chemicals 1.8%
539,000	Drew Industries	22,740,410
	RV & Manufactured Home Components
73,000	PolyOne	2,597,340
	Intermediate Stage Chemicals Producer
		25,337,750
Number of Shares		Value
	> Electrical Components 1.5%
127,000	Acuity Brands	$14,949,170
	Commercial Lighting Fixtures
292,400	Thermon (a)	7,140,408
	Global Engineered Thermal Solutions
		22,089,578
	> Industrial Distribution 0.5%
90,000	WESCO International (a)	7,043,400
	Industrial Distributor
	> Other Industrial Services 0.3%
151,000	KAR Auction Services	4,323,130
	Auto Auctions
	> Construction 0.3%
449,000	PGT (a)	4,184,680
	Wind Resistant Windows & Doors
Industrial Goods & Services: Total		310,307,754
Consumer Goods & Services 17.0%
	> Travel 5.5%
887,950	Avis Budget Group (a)	48,739,575
	Second Largest Car Rental Company
469,000	Hertz (a)	11,907,910
	Largest U.S. Rental Car Operator
281,000	HomeAway (a)	9,975,500
	Vacation Rental Online Marketplace
100,666	Choice Hotels	5,234,632
	Franchisor of Budget Hotel Brands
29,000	Vail Resorts	2,516,040
	Ski Resort Operator & Developer
		78,373,657
	> Retail 3.5%
204,931	Casey's General Stores	14,693,553
	Owner/Operator of Convenience Stores
185,991	Shutterfly (a)	9,065,201
	Internet Photo-centric Retailer
207,500	Burlington Stores (a)	8,270,950
	Off-price Apparel Retailer
201,000	The Fresh Market (a)(b)	7,020,930
	Specialty Food Retailer
251,733	Michaels Stores (a)(b)	4,400,293
	Craft & Hobby Specialty Retailer
135,000	Kate Spade & Company (a)	3,541,050
	Global Lifestyle Brand
243,023	Pier 1 Imports	2,889,543
	Home Furnishing Retailer
		49,881,520
	> Furniture & Textiles 2.5%
333,814	Caesarstone (Israel)	17,251,508
	Quartz Countertops
688,000	Interface	11,104,320
	Modular Carpet
460,000	Knoll	7,962,600
	Office Furniture
		36,318,428

Columbia Acorn USA®

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Consumer Goods Distribution 2.0%
275,000	Pool	$14,828,000
	Swimming Pool Supplies & Equipment Distributor
143,000	United Natural Foods (a)	8,788,780
	Distributor of Natural/Organic Foods to Grocery Stores
353,000	The Chefs' Warehouse (a)(b)	5,739,780
	Distributor of Specialty Foods to Fine Dining Restaurants
		29,356,560
	> Other Durable Goods 1.5%
187,000	Cavco Industries (a)	12,716,000
	Manufactured Homes
297,000	Select Comfort (a)	6,213,240
	Specialty Mattresses
104,000	Gentex	2,784,080
	Manufacturer of Auto Parts
		21,713,320
	> Food & Beverage 0.8%
612,705	Boulder Brands (a)	8,351,169
	Healthy Food Products
100,000	B&G Foods	2,755,000
	Acquirer of Small Food Brands
		11,106,169
	> Restaurants 0.6%
112,000	Fiesta Restaurant Group (a)	5,564,160
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
79,000	Papa John's International	3,159,210
	Franchisor of Pizza Restaurants
		8,723,370
	> Other Consumer Services 0.6%
252,000	Blackhawk Network (a)	8,139,600
	Third Party Distributer of Prepaid Content, Mostly Gift Cards
	> Leisure Products —%
10,005	Fox Factory Holding (a)	155,078
	High Performance Suspension Systems for Leisure Market
Consumer Goods & Services: Total		243,767,702
Finance 13.4%
	> Banks 8.7%
801,000	MB Financial	22,171,680
	Chicago Bank
993,000	Associated Banc-Corp	17,298,060
	Midwest Bank
140,000	SVB Financial Group (a)	15,692,600
	Bank to Venture Capitalists
392,597	Lakeland Financial	14,722,387
	Indiana Bank
130,000	City National	9,837,100
	Bank & Asset Manager
1,615,986	First Busey	9,001,042
	Illinois Bank
487,000	TCF Financial	7,563,110
	Great Lakes Bank
Number of Shares		Value
228,000	Hancock Holding	$7,307,400
	Gulf Coast Bank
566,750	Valley National Bancorp (b)	5,491,808
	New Jersey/New York Bank
695,000	TrustCo Bank	4,475,800
	New York State Bank
171,826	Sandy Spring Bancorp	3,933,097
	Baltimore & Washington, D.C. Bank
379,000	First Commonwealth	3,179,810
	Western Pennsylvania Bank
154,849	Guaranty Bancorp	2,092,010
	Colorado Bank
89,700	Hudson Valley	1,628,055
	Metro New York City Bank
		124,393,959
	> Finance Companies 3.1%
673,208	CAI International (a)	13,026,575
	International Container Leasing
180,689	World Acceptance (a)(b)	12,196,507
	Personal Loans
315,000	McGrath Rentcorp	10,773,000
	Mini-rental Conglomerate
218,788	Textainer Group Holdings (b)	6,808,683
	Top International Container Leaser
91,000	Marlin Business Services	1,667,120
	Small Equipment Leasing
		44,471,885
	> Insurance 0.7%
135,000	Allied World Holdings	4,973,400
	Commercial Lines Insurance/Reinsurance
35,000	Enstar Group (a)	4,771,200
	Insurance/Reinsurance & Related Services
		9,744,600
	> Savings & Loans 0.6%
373,487	ViewPoint Financial	8,941,279
	Texas Thrift
	> Brokerage & Money Management 0.3%
139,000	SEI Investments	5,026,240
	Mutual Fund Administration & Investment Management
Finance: Total		192,577,963
Health Care 11.5%
	> Biotechnology & Drug Delivery 4.7%
321,400	Synageva BioPharma (a)(b)	22,105,892
	Biotech Focused on Orphan Diseases
414,000	Seattle Genetics (a)	15,392,520
	Antibody-based Therapies for Cancer
314,000	Sarepta Therapeutics (a)(b)	6,625,400
	Biotech Focused on Rare Diseases
179,600	NPS Pharmaceuticals (a)	4,669,600
	Orphan Drugs & Healthy Royalties
354,000	Celldex Therapeutics (a)(b)	4,587,840
	Biotech Developing Drugs for Cancer

Number of Shares		Value
	> Biotechnology & Drug Delivery—continued
56,700	Alnylam Pharmaceuticals (a)	$4,428,270
	Biotech Developing Drugs for Rare Diseases
51,000	BioMarin Pharmaceutical (a)	3,680,160
	Biotech Focused on Orphan Diseases
61,185	Ultragenyx Pharmaceutical (a)(b)	3,463,071
	Biotech Focused on "Ultra-Orphan" Drugs
12,000	Intercept Pharmaceuticals (a)	2,840,280
	Biotech Developing Drugs for Several Diseases
228	CymaBay Therapeutics (a)	1,560
	Diabetes Drug Development
		67,794,593
	> Medical Supplies 2.6%
581,600	Cepheid (a)	25,607,848
	Molecular Diagnostics
125,000	Bio-Techne	11,693,750
	Cytokines, Antibodies & other Reagents for Life Science
		37,301,598
	> Health Care Services 2.0%
724,900	Allscripts Healthcare Solutions (a)	9,724,533
	Health Care IT
171,000	Medidata Solutions (a)	7,573,590
	Cloud-based Software for Drug Studies
150,000	HealthSouth	5,535,000
	Inpatient Rehabilitation Facilities
112,000	Envision Healthcare Holdings (a)	3,884,160
	Provider of Health Care Outsourcing Services
83,000	Castlight Health (a)(b)	1,074,020
	Provider of Cloud-based Software for Managing Health Care Costs
		27,791,303
	> Pharmaceuticals 1.8%
694,200	Akorn (a)	25,178,634
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
36,000	Revance Therapeutics (a)(b)	695,880
	Drug Developer Focused on Aesthetics
		25,874,514
	> Medical Equipment & Devices 0.4%
106,000	Wright Medical Group (a)	3,211,800
	Leader in Foot & Ankle Replacement
40,482	Abaxis	2,052,842
	Instruments & Tests for Vet & Medical Markets
		5,264,642
Health Care: Total		164,026,650
Number of Shares		Value
Other Industries 7.5%
	> Real Estate 6.2%
832,000	Extra Space Storage	$42,906,240
	Self Storage Facilities
986,800	EdR	10,144,304
	Student Housing
313,750	Kite Realty Group	7,605,300
	Community Shopping Centers
223,000	Coresite Realty	7,330,010
	Data Centers
356,000	St. Joe (a)(b)	7,095,080
	Florida Panhandle Landowner
871,000	DCT Industrial Trust	6,541,210
	Industrial Properties
91,000	Post Properties	4,671,940
	Multifamily Properties
116,000	Hudson Pacific Properties	2,860,560
	West Coast Office Buildings & Production Studios
		89,154,644
	> Transportation 1.3%
468,091	Rush Enterprises, Class A (a)	15,657,644
105,000	Rush Enterprises, Class B (a)	3,140,550
	Truck Sales & Service
		18,798,194
Other Industries: Total		107,952,838
Energy & Minerals 5.3%
	> Oil & Gas Producers 3.5%
237,000	Rosetta Resources (a)	10,560,720
	Oil & Gas Producer Exploring in Texas
77,000	Clayton Williams (a)	7,426,650
	Oil & Gas Producer
135,000	Carrizo Oil & Gas (a)	7,265,700
	Oil & Gas Producer
89,000	SM Energy	6,942,000
	Oil & Gas Producer
83,000	PDC Energy (a)	4,174,070
	Oil & Gas Producer in U.S.
159,000	Laredo Petroleum (a)(b)	3,563,190
	Permian Basin Oil Producer
129,000	WPX Energy (a)	3,103,740
	Oil & Gas Produced in U.S. & Argentina
143,000	Parsley Energy (a)	3,050,190
	Permian-Midland Basin Oil & Gas Producer
120,000	Bill Barrett Corporation (a)	2,644,800
	Oil & Gas Producer in U.S. Rockies
45,000	Rice Energy (a)	1,197,000
	Natural Gas Producer
		49,928,060
	> Oil Services 1.1%
224,000	Hornbeck Offshore (a)	7,331,520
	Supply Vessel Operator in U.S. Gulf of Mexico

Columbia Acorn USA®

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Oil Services—continued
84,000	Chart Industries (a)	$5,134,920
	Manufacturer of Natural Gas Processing/Storage Equipment
51,000	Gulfport Energy (a)	2,723,400
	Oil & Gas Producer Focused on Utica Shale in Ohio
		15,189,840
	> Mining 0.7%
70,000	Core Labs (Netherlands)	10,244,500
	Oil & Gas Reservoir Consulting
Energy & Minerals: Total		75,362,400
Total Equities: 98.6% (Cost: $827,867,992)		1,411,830,669	(c)
Short-Term Investments 1.8%
26,123,517	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	26,123,517
Total Short-Term Investments: 1.8% (Cost: $26,123,517)		26,123,517
Number of Shares		Value
Securities Lending Collateral 5.1%
72,568,200	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	$72,568,200
Total Securities Lending Collateral: 5.1% (Cost: $72,568,200)		72,568,200
Total Investments: 105.5% (Cost: $926,559,709)(e)		1,510,522,386 (f)
Obligation to Return Collateral for Securities Loaned: (5.1)%		(72,568,200)
Cash and Other Assets Less Liabilities: (0.4)%		(6,472,525)
Net Assets: 100.0%		$1,431,481,661

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $70,141,343.

(c)  On September 30, 2014, the market value of foreign securities represented 2.44% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$17,251,508	1.21
Netherlands	10,244,500	0.72
India	7,360,770	0.51
Total Foreign Portfolio	$34,856,778	2.44

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At September 30, 2014, for federal income tax purposes, the cost of investments was approximately $926,559,709 and net unrealized appreciation was $583,962,677 consisting of gross unrealized appreciation of $624,848,145 and gross unrealized depreciation of $40,885,468.

(f)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

> Notes to Statement of Investments

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$317,835,362	$-	$-	$317,835,362
Industrial Goods & Services	310,307,754	-	-	310,307,754
Consumer Goods & Services	243,767,702	-	-	243,767,702
Finance	192,577,963	-	-	192,577,963
Health Care	164,026,650	-	-	164,026,650
Other Industries	107,952,838	-	-	107,952,838
Energy & Minerals	75,362,400	-	-	75,362,400
Total Equities	1,411,830,669	-	-	1,411,830,669
Total Short-Term Investments	26,123,517	-	-	26,123,517
Total Securities Lending Collateral	72,568,200	-	-	72,568,200
Total Investments	$1,510,522,386	$-	$-	$1,510,522,386

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table shows transfers between Level 1 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 3	Level 1	Level 3
$970	$-	$-	$970

  Financial assets were transferred from Level 3 to Level 1 as stock commenced trading on an exchange.

Columbia Acorn International SelectSM

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/14	9/30/14
Purchases
Asia
> Japan
Benesse	0	88,900
Park24	0	218,000
Toyo Suisan Kaisha	0	60,000
> Singapore
Singapore Exchange	0	1,210,000
Other Countries
> Canada
Baytex	322,000	404,000
Goldcorp	180,000	256,000
> Austrailia
Challenger Financial	1,674,000	2,080,000
> United States
Denbury Resources	190,000	758,000
Europe
> Germany
Telefonica Deutschland	630,000	1,293,500
	Number of Shares
	6/30/14	9/30/14
Sales
Asia
> Japan
Dentsu	172,000	86,700
Makita	74,000	60,000
NGK Spark Plug	350,000	285,000
Rinnai	82,900	57,000
> Singapore
Mapletree Logistics Trust	8,714,098	7,600,000
> Korea
CJ Corp	72,726	57,600
KEPCO Plant Service & Engineering	53,700	0
KT&G	173,000	140,000
> Hong Kong
Melco Crown Entertainment - ADR	200,000	0
Other Countries
> Australia
Crown Resorts	565,000	0
IAG	2,640,000	2,486,000
Regis Resources	1,700,000	0
Europe
> United Kingdom
Jardine Lloyd Thompson Group	720,000	454,285
Telecity	270,000	0
> Denmark
Novozymes	104,500	71,500
> Norway
Orkla	724,000	579,000

Columbia Acorn International SelectSM

Statement of Investments (Unaudited), September 30, 2014

Number of Shares		Value
		Equities: 90.9%
Asia 37.6%
	> Japan 18.3%
285,000	NGK Spark Plug	$8,386,077
	Automobile Parts
2,965	Nippon Prologis REIT	6,893,367
	Logistics REIT in Japan
212,000	Japan Tobacco	6,889,031
	Cigarettes
4,205	Orix JREIT	5,286,023
	Diversified REIT
88,300	Secom	5,260,423
	Security Services
57,000	Rinnai	4,729,148
	Gas Appliances for Home & Commercial Use
965,000	Seven Bank	3,932,721
	ATM Processing Services
218,000	Park24	3,478,711
	Parking Lot Operator
60,000	Makita	3,389,506
	Power Tools
1,660	Japan Retail Fund	3,346,063
	Largest Retail REIT in Japan
86,700	Dentsu	3,302,426
	Advertising Agency
88,900	Benesse	2,916,619
	Education Service Provider
60,000	Toyo Suisan Kaisha	1,992,319
	Instant Noodles & Processed Foods
		59,802,434
	> Singapore 9.3%
9,514,001	Ascendas REIT	16,782,168
	Industrial Property Landlord
7,600,000	Mapletree Logistics Trust	6,882,364
	Industrial Property Landlord
1,210,000	Singapore Exchange	6,850,711
	Singapore Equity & Derivatives Market Operator
		30,515,243
	> Korea 6.7%
140,000	KT&G	12,529,139
	Tobacco & Ginseng Products
57,600	CJ Corp	9,472,778
	Holding Company of Korean Consumer Conglomerate
		22,001,917
	> Indonesia 3.3%
11,903,000	Archipelago Resources (a)(b)(c)(d)	10,806,068
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
Asia: Total		123,125,662
Other Countries 25.6%
	> Canada 9.7%
404,000	Baytex (e)	15,276,932
	Oil & Gas Producer in Canada
Number of Shares		Value
107,000	CCL Industries	$10,692,834
	Largest Global Label Converter
256,000	Goldcorp	5,895,680
	Gold Mining
		31,865,446
	> Australia 9.7%
2,486,000	IAG	13,323,373
	General Insurance Provider
2,080,000	Challenger Financial	12,943,669
	Largest Annuity Provider in Australia
540,000	Amcor	5,348,783
	Global Leader in Flexible & Rigid Packaging
		31,615,825
	> United States 3.5%
758,000	Denbury Resources	11,392,740
	Oil Producer Using Co2 Injection
	> South Africa 2.7%
50,000	Naspers	5,517,272
	Media in Africa, China, Russia & Other Emerging Markets
390,000	Coronation Fund Managers	3,340,808
	South African Fund Manager
		8,858,080
Other Countries: Total		83,732,091
Europe 22.1%
	> United Kingdom 7.2%
479,000	Babcock International	8,452,325
	Public Sector Outsourcer
454,285	Jardine Lloyd Thompson Group	7,165,797
	International Business Insurance Broker
70,442	Whitbread	4,733,411
	UK Hotelier & Coffee Shop
200,000	Smith and Nephew	3,364,331
	Medical Equipment & Supplies
		23,715,864
	> Sweden 4.0%
307,000	Swedish Match	9,931,939
	Swedish Snus
99,000	Hexagon	3,130,421
	Design, Measurement & Visualization Software & Equipment
		13,062,360
	> Germany 3.3%
1,293,500	Telefonica Deutschland	6,746,000
	Mobile & Fixed-line Communications in Germany
107,400	Wirecard	3,949,816
	Online Payment Processing & Risk Management
		10,695,816
	> Switzerland 2.9%
26,100	Partners Group	6,859,967
	Private Markets Asset Management

Columbia Acorn International SelectSM

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Switzerland—continued
30,000	Swatch	$2,620,877
	Watch Manufacturer
		9,480,844
	> Denmark 2.0%
67,300	Jyske Bank (a)	3,637,035
	Danish Bank
71,500	Novozymes	3,102,129
	Industrial Enzymes
		6,739,164
	> Norway 1.6%
579,000	Orkla	5,235,986
	Food & Brands, Aluminum, Chemicals Conglomerate
	> Spain 1.1%
66,000	Viscofan	3,615,281
	Sausage Casings Maker
Europe: Total		72,545,315
Latin America 5.5%
	> Guatemala 3.6%
588,000	Tahoe Resources (a)	11,965,284
	Silver Project in Guatemala
	> Brazil 1.3%
12,057,582	Beadell Resources (a)	4,252,684
	Gold Mining in Brazil
	> Uruguay 0.6%
191,666	Union Agriculture Group (a)(b)(c)	1,939,660
	Farmland Operator in Uruguay
Latin America: Total		18,157,628
Total Equities: 90.8% (Cost: $252,368,709)		297,560,696	(f)
Number of Shares		Value
Short-Term Investments 9.1%
20,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	$20,000,000
9,980,511	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	9,980,511
Total Short-Term Investments: 9.1% (Cost: $29,980,511)		29,980,511
Securities Lending Collateral 1.9%
6,258,875	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	6,258,875
Total Securities Lending Collateral: 1.9% (Cost: $6,258,875)		6,258,875
Total Investments: 101.8% (Cost: $288,608,095)(h)		333,800,082	(i)
Obligation to Return Collateral for Securities Loaned: (1.9)%		(6,258,875)
Cash and Other Assets Less Liabilities: 0.1%		277,800
Net Assets: 100.0%		$327,819,007

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At September 30, 2014, the market value of these securities amounted to $12,745,728, which represented 3.89% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Archipelago Resources	12/20/10-9/26/13	11,903,000	$12,066,977	$10,806,068
Union Agriculture Group	12/8/10-6/27/12	191,666	2,200,000	1,939,660
			$14,266,977	$12,745,728

(c)  Illiquid security.

> Notes to Statement of Investments

(d)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option (1)	11,903,000	GBP	0.58	December 31, 2014	$385,931

  GBP - British Pound

(1)  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) December 31, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After December 31, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees.

(e)  All or a portion of this security was on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $5,892,734.

(f)  On September 30, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$59,802,434	18.2
Canadian Dollar	37,935,051	11.6
Australian Dollar	35,868,509	10.9
British Pound	34,521,933	10.6
Singapore Dollar	30,515,243	9.3
South Korean Won	22,001,916	6.7
United States Dollar	19,228,080	5.9
Other currencies less than 5% of total net assets	57,687,530	17.6
Total Equities	$297,560,696	90.8

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2014, for federal income tax purposes, the cost of investments was approximately $288,608,095 and net unrealized appreciation was $45,191,987 consisting of gross unrealized appreciation of $60,928,831 and gross unrealized depreciation of $15,736,844.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2014.

  At September 30, 2014, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	99,319,500	$9,000,000	10/15/14	$217,136

The counterparty for all forward foreign currency exchange contracts is Morgan Stanley.

USD - United States Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

Columbia Acorn International SelectSM

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$-	$112,319,594	$10,806,068	$123,125,662
Other Countries	43,258,186	40,473,905	-	83,732,091
Europe	-	72,545,315	-	72,545,315
Latin America	11,965,284	4,252,684	1,939,660	18,157,628
Total Equities	55,223,470	229,591,498	12,745,728	297,560,696
Total Short-Term Investments	29,980,511	-	-	29,980,511
Total Securities Lending Collateral	6,258,875	-	-	6,258,875
Total Investments	$91,462,856	$229,591,498	$12,745,728	$333,800,082
Unrealized Appreciation on:
Forward Foreign Currency Exchange Contracts	-	217,136	-	217,136
Options	-	-	385,931	385,931
Total	$91,462,856	$229,808,634	$13,131,659	$334,403,149

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  There were no transfers of financial assets between levels during the period.

  The following table reconciles asset balances for the period ending September 30, 2014, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014
Equities
Asia	$10,249,601	$-	$556,467	$-	$-	$-	$-	$10,806,068
Latin America	2,048,910	-	(109,250)	-	-	-	-	1,939,660
Options
Asia	985,539	-	(599,608)	-	-	-	-	385,931
	$13,284,050	$-	$(152,391)	$-	$-	$-	$-	$13,131,659

> Notes to Statement of Investments

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $152,391.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 9/30/14	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities
Asia	$10,806,068	Discounted cash flow	Enterprise valuation and illiquid discount	5	% to 19.5%
Latin America	1,939,660	Market comparable companies	Discount for lack of marketability	8	% to 15%
Options
Asia	385,931	Income approach	NA	NA

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International SelectSM

Portfolio Diversification (Unaudited)

At September 30, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows::

	Value	Percentage of Net Assets
> Consumer Goods & Services
Nondurables	$30,111,004	9.2
Food & Beverage	25,012,317	7.6
Other Durable Goods	15,736,102	4.8
Restaurants	4,733,411	1.4
Educational Services	2,916,619	0.9
	78,509,453	23.9
> Energy & Minerals
Mining	32,919,716	10.1
Oil & Gas Producers	26,669,672	8.1
Agricultural Commodities	1,939,660	0.6
	61,529,048	18.8
> Finance
Insurance	33,432,839	10.2
Brokerage & Money Management	10,200,775	3.1
Banks	7,569,756	2.3
	51,203,370	15.6
> Other Industries
Real Estate	39,189,985	12.0
	39,189,985	12.0
> Industrial Goods & Services
Other Industrial Services	8,739,134	2.7
Outsourcing Services	8,452,326	2.6
Industrial Materials & Specialty Chemicals	8,450,911	2.6
Conglomerates	5,235,986	1.6
Machinery	3,389,506	1.0
	34,267,863	10.5
	Value	Percentage of Net Assets
> Information
Financial Processors	$10,800,527	3.3
Telephone & Data Services	6,746,000	2.1
Internet Related	5,517,272	1.7
Advertising	3,302,426	1.0
Business Software	3,130,421	0.9
	29,496,646	9.0
> Health Care
Medical Equipment & Devices	3,364,331	1.0
	3,364,331	1.0
Total Equities:	297,560,696	90.8
Short-Term Investments:	29,980,511	9.1
Securities Lending Collateral:	6,258,875	1.9
Total Investments:	333,800,082	101.8
Obligation to Return Collateral for Securities Loaned:	(6,258,875)	(1.9)
Cash and Other Assets Less Liabilities:	277,800	0.1
Net Assets:	$327,819,007	100.0

Columbia Acorn SelectSM

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/14	9/30/14
Purchases
Industrial Goods & Services
LKQ	670,000	860,000
Nordson	270,000	300,000
Information
F5 Networks	180,000	195,000
Vonage	0	1,635,000
Energy & Minerals
Clayton Williams	0	28,000
Health Care
Synageva BioPharma	0	131,000
	Number of Shares
	6/30/14	9/30/14
Sales
Industrial Goods & Services
Ametek	895,000	865,000
FMC Corporation	138,000	0
Kennametal	460,000	355,000
Information
Sanmina-SCI	135,000	0
Trimble Navigation	550,000	525,000
WNS - ADR (India)	1,510,000	1,395,000
Finance
Associated Banc-Corp	755,000	680,000
CNO Financial Group	1,875,000	1,830,000
Discover Financial Services	510,000	390,000
SEI Investments	665,000	645,000
Consumer Goods & Services
Best Buy	195,000	0
Casey's General Stores	141,799	112,799
Hertz	718,000	380,000
ITT Educational Services	120,000	0
Heath Care
Henry Schein	142,000	110,000
Seattle Genetics	310,000	148,000
Other Industries
Post Properties	395,000	367,000

Columbia Acorn SelectSM

Statement of Investments (Unaudited), September 30, 2014

Number of Shares		Value
		Equities: 98.5%
Industrial Goods & Services 26.9%
	> Machinery 17.9%
865,000	Ametek	$43,431,650
	Aerospace/Industrial Instruments
800,000	Donaldson	32,504,000
	Industrial Air Filtration
300,000	Nordson	22,821,000
	Dispensing Systems for Adhesives & Coatings
185,000	Pall	15,484,500
	Life Science, Water & Industrial Filtration
355,000	Kennametal	14,665,050
	Consumable Cutting Tools
		128,906,200
	> Other Industrial Services 3.2%
860,000	LKQ (a)	22,867,400
	Alternative Auto Parts Distribution
	> Industrial Distribution 2.9%
190,000	Airgas	21,023,500
	Industrial Gas Distributor
	> Outsourcing Services 2.9%
570,000	Quanta Services (a)	20,685,300
	Electrical & Telecom Construction Services
Industrial Goods & Services: Total		193,482,400
Information 23.7%
	> Instrumentation 5.4%
90,000	Mettler-Toledo International (a)	23,051,700
	Laboratory Equipment
525,000	Trimble Navigation (a)	16,012,500
	GPS-based Instruments
		39,064,200
	> Computer Services 4.4%
1,395,000	WNS - ADR (India) (a)	31,401,450
	Offshore Business Process Outsourcing Services
	> Computer Hardware & Related Equipment 4.1%
295,000	Amphenol	29,458,700
	Electronic Connectors
	> Business Software 3.4%
200,000	Ansys (a)	15,134,000
	Simulation Software for Engineers & Designers
275,000	Informatica (a)	9,416,000
	Enterprise Data Integration Software
		24,550,000
	> Telecommunications Equipment 3.2%
195,000	F5 Networks (a)	23,154,300
	Internet Traffic Management Equipment
Number of Shares		Value
	> Mobile Communications 1.8%
114,300	SBA Communications (a)	$12,675,870
	Communications Towers
	> Internet Related 0.8%
1,635,000	Vonage (a)	5,362,800
	Business & Consumer Internet Telephony
	> Semiconductors & Related Equipment 0.6%
535,000	Atmel (a)	4,322,800
	Microcontrollers, Radio Frequency & Memory Semiconductors
Information: Total		169,990,120
Finance 15.0%
	> Insurance 4.3%
1,830,000	CNO Financial Group	31,036,800
	Life, Long-term Care & Medical Supplement Insurance
	> Banks 4.0%
220,000	City National	16,647,400
	Bank & Asset Manager
680,000	Associated Banc-Corp	11,845,600
	Midwest Bank
		28,493,000
	> Credit Cards 3.5%
390,000	Discover Financial Services	25,112,100
	Credit Card Company
	> Brokerage & Money Management 3.2%
645,000	SEI Investments	23,323,200
	Mutual Fund Administration & Investment Management
Finance: Total		107,965,100
Consumer Goods & Services 14.1%
	> Retail 5.2%
440,000	The Fresh Market (a)(b)	15,369,200
	Specialty Food Retailer
115,000	ULTA (a)	13,589,550
	Specialty Beauty Product Retailer
112,799	Casey's General Stores	8,087,688
	Owner/Operator of Convenience Stores
		37,046,438
	> Travel 4.6%
210,000	Vail Resorts	18,219,600
	Ski Resort Operator & Developer
380,000	Hertz (a)	9,648,200
	Largest U.S. Rental Car Operator
100,000	Choice Hotels	5,200,000
	Franchisor of Budget Hotel Brands
		33,067,800
	> Other Consumer Services 1.6%
354,000	Blackhawk Network (a)	11,434,200
	Third Party Distributer of Prepaid Content, Mostly Gift Cards

Number of Shares		Value
	> Apparel 1.5%
89,000	PVH	$10,782,350
	Apparel Wholesaler & Retailer
	> Consumer Goods Distribution 1.1%
134,000	United Natural Foods (a)	8,235,640
	Distributor of Natural/Organic Foods to Grocery Stores
	> Food & Beverage 0.1%
1,500,000	GLG Life Tech (Canada) (a)	495,558
	Producer of an All-natural Sweetener Extracted from the Stevia Plant
Consumer Goods & Services: Total		101,061,986
Energy & Minerals 7.3%
	> Oil & Gas Producers 3.9%
1,880,000	Canacol (Colombia) (a)	8,846,466
	Oil Producer in South America
20,600,000	Shamaran Petroleum (Iraq) (a)	5,977,946
	Oil Exploration & Production in Kurdistan
58,300	Antero Resources (a)(b)	3,200,087
	Utica & Marcellus Shale
15,399,500	Petromanas (Canada) (a)(b)	3,025,037
	Exploring for Oil in Albania
22,500,000	Canadian Overseas Petroleum (Canada) (a)(c)(d)	2,958,279
	Oil & Gas Exploration Offshore West Africa
28,000	Clayton Williams (a)	2,700,600
	Oil & Gas Producer
33,700,000	Petrodorado Energy (Colombia) (a)(d)	1,053,172
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
		27,761,587
	> Agricultural Commodities 2.5%
1,742,424	Union Agriculture Group (Uruguay) (a)(c)(e)	17,633,331
	Farmland Operator in Uruguay
	> Oil Services 0.6%
173,000	Rowan	4,378,630
	Contract Offshore Driller
	> Alternative Energy 0.3%
2,000,000	Synthesis Energy Systems (China) (a)(b)	2,280,000
	Owner/Operator of Gasification Plants/Technology Licenses
Energy & Minerals: Total		52,053,548
Health Care 5.8%
	> Medical Supplies 3.8%
330,000	Cepheid (a)	14,529,900
	Molecular Diagnostics
110,000	Henry Schein (a)	12,811,700
	Large Distributor of Dental, Vet & Medical Products
		27,341,600
Number of Shares		Value
	> Biotechnology & Drug Delivery 2.0%
131,000	Synageva BioPharma (a)(b)	$9,010,180
	Biotech Focused on Orphan Diseases
148,000	Seattle Genetics (a)	5,502,640
	Antibody-based Therapies for Cancer
		14,512,820
Health Care: Total		41,854,420
Other Industries 5.7%
	> Real Estate 5.7%
367,000	Post Properties	18,841,780
	Multifamily Properties
230,000	Extra Space Storage	11,861,100
	Self Storage Facilities
1,025,000	EdR	10,537,000
	Student Housing
		41,239,880
Other Industries: Total		41,239,880
Total Equities: 98.5% (Cost: $485,221,021)		707,647,454	(f)
Short-Term Investments 2.0%
14,355,842	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	14,355,842
Total Short-Term Investments: 2.0% (Cost: $14,355,842)		14,355,842
Securities Lending Collateral 0.9%
6,297,275	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	6,297,275
Total Securities Lending Collateral: 0.9% (Cost: $6,297,275)		6,297,275
Total Investments: 101.4% (Cost: $505,874,138)(h)		728,300,571	(i)
Obligation to Return Collateral for Securities Loaned: (0.9)%		(6,297,275)
Cash and Other Assets Less Liabilities: (0.5)%		(3,945,529)
Net Assets: 100.0%		$718,057,767

ADR - American Depositary Receipts

Columbia Acorn SelectSM

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $6,078,550.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At September 30, 2014, the market value of these securities amounted to $20,591,610, which represented 2.87% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$17,633,331
Canadian Overseas Petroleum	11/24/10	22,500,000	9,596,330	2,958,279
			$29,596,330	$20,591,610

(d)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/14	Value	Dividend
Canadian Overseas Petroleum	24,000,000	-	1,500,000	22,500,000	$2,958,279	$-
Petrodorado Energy	33,700,000	-	-	33,700,000	1,053,172	-
IFM Investments (Century 21 China RE) - ADR (1)	898,852	-	898,852	-	-	-
Total of Affiliated Transactions	58,598,852	-	2,398,852	56,200,000	$4,011,451	$-

(1) At September 30, 2014, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at September 30, 2014, was $23,207,418 and $4,011,451, respectively. Investments in affiliated companies represented 0.56% of the Fund's total net assets at September 30, 2014.

(e)  Illiquid security.

(f)  On September 30, 2014, the market value of foreign securities represented 10.26% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
India	$31,401,450	4.37
Uruguay	17,633,331	2.46
Colombia	9,899,638	1.38
Canada	6,478,874	0.90
Iraq	5,977,946	0.83
China	2,280,000	0.32
Total Foreign Portfolio	$73,671,239	10.26

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2014, for federal income tax purposes, the cost of investments was approximately $505,874,138 and net unrealized appreciation was $222,426,433 consisting of gross unrealized appreciation of $266,392,774 and gross unrealized depreciation of $43,966,341.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at

> Notes to Statement of Investments

amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$193,482,400	$-	$-	$193,482,400
Information	169,990,120	-	-	169,990,120
Finance	107,965,100	-	-	107,965,100
Consumer Goods & Services	101,061,986	-	-	101,061,986
Energy & Minerals	31,461,938	2,958,279	17,633,331	52,053,548
Health Care	41,854,420	-	-	41,854,420
Other Industries	41,239,880	-	-	41,239,880
Total Equities	687,055,844	2,958,279	17,633,331	707,647,454
Total Short-Term Investments	14,355,842	-	-	14,355,842
Total Securities Lending Collateral	6,297,275	-	-	6,297,275
Total Investments	$707,708,961	$2,958,279	$17,633,331	$728,300,571

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The following table reconciles asset balances for the period ending September 30, 2014, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014
Equities
Energy & Minerals	$18,626,513	$-	$(993,182)	$-	$-	$-	$-	$17,633,331

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $993,182.

Columbia Acorn SelectSM

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 9/30/14	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities Energy & Minerals	$17,633,331	Market comparable companies	Discount for lack of marketability	8	% to 15%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Thermostat FundSM

Statement of Investments (Unaudited), September 30, 2014

Number of Shares		Value
	> Affiliated Bond Funds 84.8%
42,554,748	Columbia Short Term Bond Fund, Class I (a)	$423,419,743
28,831,453	Columbia Intermediate Bond Fund, Class I (a)	264,672,743
21,040,302	Columbia Income Opportunities Fund, Class I (a)	209,982,210
29,217,179	Columbia U.S. Government Mortgage Fund, Class I (a)	158,941,455
Total Affiliated Bond Funds: (Cost: $1,052,790,556)		1,057,016,151
	> Affiliated Stock Funds 14.8%
1,928,724	Columbia Dividend Income Fund, Class I (a)	37,513,674
790,186	Columbia Acorn International, Class I (a)	35,906,069
1,264,879	Columbia Contrarian Core Fund, Class I (a)	28,130,917
767,475	Columbia Acorn Fund, Class I (a)(b)	27,268,380
918,935	Columbia Large Cap Enhanced Core Fund, Class I (a)	18,819,787
Number of Shares		Value
733,672	Columbia Acorn Select, Class I (a)(b)	$18,642,598
1,002,672	Columbia Select Large Cap Growth Fund, Class I (a)	18,559,455
Total Affiliated Stock Funds: (Cost: $144,855,680)		184,840,880
	> Short-Term Investments 0.4%
5,008,307	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	5,008,307
Total Short-Term Investments: (Cost: $5,008,307)		5,008,307
Total Investments: 100.0% (Cost: $1,202,654,543)(c)		1,246,865,338	(d)
Cash and Other Assets Less Liabilities: —%		(105,245)
Net Assets: 100.0%		$1,246,760,093

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/14	Value	Dividend
Columbia Short Term Bond Fund, Class I	47,811,438	11,511,230	16,767,920	42,554,748	$423,419,743	$4,123,116
Columbia Intermediate Bond Fund, Class I	39,903,530	8,368,388	19,440,465	28,831,453	264,672,743	6,161,550
Columbia Income Opportunities Fund, Class I	35,741,824	5,851,346	20,552,868	21,040,302	209,982,210	10,185,545
Columbia U.S. Government Mortgage Fund, Class I	-	34,283,897	5,066,718	29,217,179	158,941,455	1,894,247
Columbia Dividend Income Fund, Class I	1,469,969	3,626,150	3,167,395	1,928,724	37,513,674	590,594
Columbia Acorn International, Class I	583,352	1,405,587	1,198,753	790,186	35,906,069	13,232
Columbia Contrarian Core Fund, Class I	984,664	2,410,129	2,129,914	1,264,879	28,130,917	-
Columbia Acorn Fund, Class I	545,386	1,453,730	1,231,641	767,475	27,268,380	-
Columbia Large Cap Enhanced Core Fund, Class I	720,935	1,740,760	1,542,760	918,935	18,819,787	44,404
Columbia Acorn Select, Class I	509,430	1,366,388	1,142,146	733,672	18,642,598	-
Columbia Select Large Cap Growth Fund, Class I	700,545	1,929,874	1,627,747	1,002,672	18,559,455	112,227
Total of Affiliated Transactions	128,971,073	73,947,479	73,868,327	129,050,225	$1,241,857,031	$23,124,915

  The aggregate cost and value of these companies at September 30, 2014, was $1,197,646,236 and $1,241,857,031 respectively. Investments in affiliated companies represented 99.61% of the Fund's total net assets at September 30, 2014.

(b)  Non-income producing security.

(c)  At September 30, 2014, for federal income tax purposes, the cost of investments was approximately $1,202,654,543 and net unrealized appreciation was $44,210,795 consisting of gross unrealized appreciation of $45,770,923 and gross unrealized depreciation of $1,560,128.

(d)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2014.

Columbia Thermostat FundSM

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$1,057,016,151	$-	$-	$1,057,016,151
Total Affiliated Stock Funds	184,840,880	-	-	184,840,880
Total Short-Term Investments	5,008,307	-	-	5,008,307
Total Investments	$1,246,865,338	$-	$-	$1,246,865,338

  There were no transfers of financial assets between levels during the period.

Columbia Acorn Emerging Markets FundSM

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/14	9/30/14
Purchases
Asia
> Taiwan
Chroma Ate	1,906,990	2,086,990
Ginko International	295,000	324,500
Largan Precision	51,000	71,000
President Chain Store	648,000	742,000
St. Shine Optical	243,000	377,000
Vanguard International Semiconductor	0	951,000
> China
Sihuan Pharmaceuticals	12,567,000	13,900,000
> Indonesia
Matahari Department Store	6,677,000	7,426,700
MNC Skyvision	54,833,000	62,000,000
> Philippines
Puregold Price Club	6,989,500	7,193,200
RFM Corporation	52,460,400	56,400,000
Robinsons Retail Holdings	4,382,470	4,498,580
> Korea
Grand Korea Leisure	0	132,149
Koh Young Technology	259,888	373,088
Latin America
> Mexico
Hoteles City Express	0	2,747,000
> Colombia
Isagen	3,448,782	5,842,782
Europe
> United Kingdom
PureCircle	0	22,341
Other Countries
> South Africa
Rand Merchant Insurance	3,469,702	4,343,702
> United States
Bladex	7,193	196,000
> Morocco
Holcim Maroc	2,447	9,302
Lafarge Ciments Maroc	0	3,000
	Number of Shares
	6/30/14	9/30/14
Sales
Asia
> Taiwan
Advantech	848,948	724,988
Delta Electronics	848,000	833,000
Far EasTone Telecom	3,617,000	1,738,000
Lite-On Technology	3,547,292	3,087,291
> China
BitAuto - ADR	147,558	114,558
> Indonesia
Surya Citra Media	21,295,479	17,095,479
Tower Bersama Infrastructure	9,357,209	9,010,709
> India
Redington India	969,287	0
> Philippines
Security Bank	2,459,048	1,882,390
> Korea
Paradise	172,818	121,818
> Singapore
Super Group	5,566,000	1,079,000
Latin America
> Mexico
Qualitas	2,687,000	2,069,000
Europe
> Turkey
Bizim Toptan	569,979	0
Other Countries
> United States
Atwood Oceanics	117,583	0
Textainer Group Holdings	217,351	153,472

Columbia Acorn Emerging Markets FundSM

Statement of Investments (Unaudited), September 30, 2014

Number of Shares		Value
		Equities: 96.4%
Asia 60.9%
	> Taiwan 10.2%
377,000	St. Shine Optical	$8,043,074
	Disposable Contact Lens Original Equipment Manufacturer
765,302	PC Home	7,440,932
	Taiwanese Internet Retail Company
2,086,990	Chroma Ate	5,790,452
	Automatic Test Systems, Testing & Measurement Instruments
742,000	President Chain Store	5,320,105
	Taiwan's Number One Convenience Chain Store Operator
833,000	Delta Electronics	5,262,288
	Industrial Automation, Switching Power Supplies & Passive Components
724,988	Advantech	5,116,285
	Industrial PC & Components
71,000	Largan Precision	5,079,556
	Mobile Device Camera Lenses & Modules
3,087,291	Lite-On Technology	4,440,527
	Mobile Device, LED & PC Server Component Supplier
324,500	Ginko International	4,360,330
	Largest Contact Lens Maker in China
1,738,000	Far EasTone Telecom	3,332,101
	Taiwan's Third Largest Mobile Operator
951,000	Vanguard International Semiconductor	1,388,858
	Semiconductor Foundry
		55,574,508
	> China 9.1%
313,642	WuXi PharmaTech - ADR (a)	10,983,743
	Largest Contract Research Organization Business in China
13,900,000	Sihuan Pharmaceuticals	10,410,825
	Chinese Generic Drug Manufacturer
114,558	BitAuto - ADR (a)	8,935,524
	Automotive Information Website for Buyers & Dealers
13,822,000	AMVIG Holdings	6,317,307
	Chinese Tobacco Packaging Material Supplier
11,330,000	NewOcean Energy	5,645,446
	Southern China Liquefied Petroleum Gas Distributor
212,636	Jumei International - ADR (a)(b)	4,992,693
	Online Beauty & Apparel Products Retailer
830,000	Biostime (b)	2,578,165
	Pediatric Nutrition & Baby Care Products Provider
		49,863,703
	> Indonesia 8.8%
7,426,700	Matahari Department Store	9,892,963
	Largest Department Store Chain in Indonesia
Number of Shares		Value
62,000,000	MNC Skyvision	$8,646,510
	Largest Satellite Pay TV Operator in Indonesia
82,889,190	Ace Indonesia	6,020,572
	Home Improvement Retailer
9,010,709	Tower Bersama Infrastructure	5,925,299
	Communications Towers
2,183,600	Mayora Indah	5,463,338
	Consumer Branded Food Manufacturer
66,827,700	Arwana Citramulia	5,451,648
	Ceramic Tiles for Home Decoration
17,095,479	Surya Citra Media	5,378,299
	Free to Air TV Station in Indonesia
1,591,929	Archipelago Resources (a)(b)(c)(d)(e)	1,445,223
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
		48,223,852
	> India 7.5%
2,422,982	Zee Entertainment Enterprises	12,298,638
	Indian Programmer of Pay Television Content
37,774	Bosch	9,179,586
	Automotive Parts
1,808,593	Adani Ports & Special Economic Zone	8,107,708
	Indian West Coast Shipping Port
222,910	Colgate Palmolive India	6,285,014
	Consumer Products in Oral Care
445,596	United Breweries	5,131,428
	India's Largest Brewer
		41,002,374
	> Philippines 7.5%
55,239,300	Melco Crown (Philippines) Resorts (a)	16,192,709
	Integrated Resort Operator in Manila
56,400,000	RFM Corporation	6,631,384
	Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in the Philippines
4,498,580	Robinsons Retail Holdings	6,345,276
	Multi-format Retailer in the Philippines
1,882,390	Security Bank	6,153,779
	Commercial Bank in the Philippines
7,193,200	Puregold Price Club	5,558,051
	Supermarket Operator in the Philippines
		40,881,199
	> Hong Kong 5.0%
5,181,000	Melco International	12,009,044
	Macau Casino Operator
15,134,799	Sa Sa International (b)	10,368,955
	Cosmetics Retailer
3,920,000	Vitasoy International	4,993,625
	Hong Kong Soy Food Brand
		27,371,624

Number of Shares		Value
	> Korea 3.5%
373,088	Koh Young Technology	$10,013,452
	Inspection Systems for Printed Circuit Boards
132,149	Grand Korea Leisure	5,239,492
	'Foreigner Only' Casino Group in Korea
121,818	Paradise	3,981,394
	Korean Casino Operator
		19,234,338
	> Thailand 3.3%
20,003,409	Home Product Center	6,418,128
	Home Improvement Retailer
3,737,700	Robinson Department Store	6,074,393
	Department Store Operator in Thailand
10,340,200	Samui Airport Property Fund	5,612,568
	Thai Airport Operator
		18,105,089
	> Malaysia 2.0%
10,810,900	7-Eleven Malaysia Holdings (a)	5,898,952
	Exclusive 7-Eleven Franchisor for Malaysia
4,592,100	Aeon	5,263,312
	Shopping Center & Department Store Operator
		11,162,264
	> Cambodia 1.5%
11,570,000	Nagacorp	8,278,512
	Casino & Entertainment Complex in Cambodia
	> Singapore 1.3%
1,829,000	Petra Foods	5,792,240
	Chocolate Manufacturer in Southeast Asia
1,079,000	Super Group (b)	1,079,537
	Instant Food & Beverages in Southeast Asia
		6,871,777
	> Japan 1.2%
447,760	Kansai Paint	6,694,544
	Paint Producer in Japan, India, China & Southeast Asia
Asia: Total		333,263,784
Latin America 12.0%
	> Mexico 5.2%
652,200	Gruma (a)	6,983,088
	Tortilla Producer & Distributor
2,069,000	Qualitas	5,545,884
	Auto Insurer in Mexico & Central America
42,927	Grupo Aeroportuario del Sureste - ADR	5,515,690
	Mexican Airport Operator
2,180,100	Genomma Lab International (a)	5,226,851
	Develops, Markets & Distributes Consumer Products
Number of Shares		Value
2,747,000	Hoteles City Express (a)	$5,045,865
	Budget Hotel Operator in Mexico
		28,317,378
	> Brazil 4.4%
718,970	Localiza Rent A Car	10,333,312
	Car Rental
255,000	Linx	5,308,876
	Retail Management Software in Brazil
1,275,100	Odontoprev	4,615,417
	Dental Insurance
11,145,526	Beadell Resources (a)	3,931,003
	Gold Mining in Brazil
		24,188,608
	> Colombia 1.4%
5,842,782	Isagen	7,934,662
	Colombian Electricity Provider
	> Chile 1.0%
1,258,078	Forus	5,316,874
	Multi-brand Latin American Wholesaler & Retailer
Latin America: Total		65,757,522
Europe 11.9%
	> Finland 3.2%
265,727	Vacon	11,310,617
	Leading Independent Manufacturer of Variable Speed Air Conditioning Drives
290,000	Tikkurila	6,038,119
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
		17,348,736
	> Kazakhstan 2.7%
1,268,483	Halyk Savings Bank of Kazakhstan - GDR	14,587,555
	Largest Retail Bank & Insurer in Kazakhstan
	> Sweden 2.0%
347,064	Hexagon	10,974,308
	Design, Measurement & Visualization Software & Equipment
	> United Kingdom 1.3%
9,054,086	Cable and Wireless	6,857,181
	Telecommunications Service Provider in the Caribbean
22,341	PureCircle (a)	217,399
	Natural Sweeteners
		7,074,580
	> France 1.0%
163,000	Eutelsat	5,263,251
	Fixed Satellite Services
	> Spain 0.9%
840,828	Prosegur	5,215,314
	Security Guards

Columbia Acorn Emerging Markets FundSM

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Italy 0.8%
324,156	Pirelli	$4,469,806
	Global Tire Supplier
Europe: Total		64,933,550
Other Countries 11.6%
	> South Africa 8.0%
2,048,460	Coronation Fund Managers	17,547,465
	South African Fund Manager
4,343,702	Rand Merchant Insurance	13,628,508
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
399,378	Mr. Price	7,515,892
	South African Retailer of Apparel, Household & Sporting Goods
463,782	Massmart Holdings	5,045,688
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
		43,737,553
	> United States 2.0%
196,000	Bladex	6,013,280
	Latin American Trade Financing House
153,472	Textainer Group Holdings (b)	4,776,049
	Top International Container Leaser
		10,789,329
	> Canada 1.1%
507,892	CAE	6,158,465
	Flight Simulator Equipment & Training Centers
	> Morocco 0.5%
9,302	Holcim Maroc	2,227,554
	Largest Cement Player in Morocco
3,000	Lafarge Ciments Maroc	591,834
	Largest Moroccan Cement Maker
		2,819,388
Other Countries: Total		63,504,735
Total Equities: 96.4% (Cost: $496,030,032)		527,459,591	(f)
Number of Shares		Value
Short-Term Investments 3.4%
18,534,932	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	$18,534,932
Total Short-Term Investments: 3.4% (Cost: $18,534,932)		18,534,932
Securities Lending Collateral 1.8%
10,004,733	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	10,004,733
Total Securities Lending Collateral: 1.8% (Cost: $10,004,733)		10,004,733
Total Investments: 101.6% (Cost: $524,569,697)(h)		555,999,256	(i)
Obligation to Return Collateral for Securities Loaned: (1.8)%		(10,004,733)
Cash and Other Assets Less Liabilities: 0.2%		1,319,619
Net Assets: 100.0%		$547,314,142

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $9,478,218.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At September 30, 2014, the market value of this security amounted to $1,445,223, which represented 0.26% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Archipelago Resources	8/19/11-9/26/13	1,591,929	$1,316,810	$1,445,223

> Notes to Statement of Investments

(d)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option (1)	1,591,929	GBP	0.58	December 31, 2014	$51,615

  GBP - British Pound

(1)  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) December 31, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After December 31, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees.

(e)  Illiquid security.

(f)  On September 30, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Hong Kong Dollar	$60,601,878	11.1
United States Dollar	55,804,533	10.2
Taiwan Dollar	55,574,508	10.2
Indonesian Rupiah	46,778,629	8.5
South African Rand	43,737,553	8.0
Indian Rupee	41,002,374	7.5
Philippines Peso	40,881,199	7.5
Euro	32,297,107	5.9
Other currencies less
than 5% of total net assets	150,781,810	27.5
Total Equities	$527,459,591	96.4

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2014, for federal income tax purposes, the cost of investments was approximately $524,569,697 and net unrealized appreciation was $31,429,559 consisting of gross unrealized appreciation of $65,045,966 and gross unrealized depreciation of $33,616,407.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

Columbia Acorn Emerging Markets FundSM

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$24,911,960	$306,906,601	$1,445,223	$333,263,784
Latin America	61,826,519	3,931,003	-	65,757,522
Europe	-	64,933,550	-	64,933,550
Other Countries	16,947,794	46,556,941	-	63,504,735
Total Equities	103,686,273	422,328,095	1,445,223	527,459,591
Total Short-Term Investments	18,534,932	-	-	18,534,932
Total Securities Lending Collateral	10,004,733	-	-	10,004,733
Total Investments	$132,225,938	$422,328,095	$1,445,223	$555,999,256
Unrealized Appreciation on Options	-	-	51,615	51,615
Total	$132,225,938	$422,328,095	$1,496,838	$556,050,871

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn Emerging Markets FundSM

Portfolio Diversification

At September 30, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Retail	$92,480,093	16.9
Casinos & Gaming	45,701,150	8.4
Food & Beverage	38,870,205	7.1
Travel	15,379,177	2.8
Consumer Goods Distribution	6,285,014	1.1
Nondurables	5,226,851	1.0
Other Durable Goods	4,469,806	0.8
	208,412,296	38.1
> Information
Business Software	16,283,183	3.0
Instrumentation	15,803,904	2.9
Computer Hardware & Related Equipment	14,819,101	2.7
Internet Related	13,928,217	2.5
Satellite Broadcasting & Services	13,909,761	2.5
Entertainment Programming	12,298,638	2.2
Mobile Communications	9,257,400	1.7
Telephone & Data Services	6,857,181	1.3
TV Broadcasting	5,378,299	1.0
Telecommunications Equipment	5,079,556	0.9
Semiconductors & Related Equipment	1,388,858	0.3
	115,004,098	21.0
> Finance
Banks	26,754,613	4.9
Insurance	23,789,809	4.3
Brokerage & Money Management	17,547,465	3.2
Finance Companies	4,776,049	0.9
	72,867,936	13.3
	Value	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$27,321,006	5.0
Other Industrial Services	14,266,173	2.6
Electrical Components	11,310,617	2.1
Machinery	9,179,586	1.6
Outsourcing Services	5,215,314	1.0
	67,292,696	12.3
> Health Care
Pharmaceuticals	21,394,568	3.9
Medical Supplies	12,403,404	2.3
	33,797,972	6.2
> Other Industries
Transportation	11,128,258	2.0
Regulated Utilities	7,934,662	1.5
	19,062,920	3.5
> Energy & Minerals
Oil Refining, Marketing & Distribution	5,645,446	1.0
Mining	5,376,227	1.0
	11,021,673	2.0
Total Equities:	527,459,591	96.4
Short-Term Investments:	18,534,932	3.4
Securities Lending Collateral:	10,004,733	1.8
Total Investments:	555,999,256	101.6
Obligation to Return Collateral for Securities Loaned:	(10,004,733)	(1.8)
Cash and Other Assets Less Liabilities:	1,319,619	0.2
Net Assets:	$547,314,142	100.0

Columbia Acorn European FundSM

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/14	9/30/14
Purchases
Europe
> United Kingdom
Aggreko	22,193	22,503
Assura	2,269,260	2,493,705
AVEVA	16,800	19,210
Babcock International	55,000	58,070
Cambian	0	196,680
Charles Taylor	239,970	240,940
Connect Group	233,620	277,770
Elementis	130,220	133,120
Halma	0	59,235
Polypipe	140,660	141,240
PureCircle	0	2,222
RPS Group	123,520	128,860
Spirax Sarco	27,048	30,750
> France
Eurofins Scientific	3,100	3,230
> Germany
Elringklinger	14,500	19,110
NORMA Group	21,440	27,290
Telefonica Deutschland	76,750	112,250
Wirecard	17,500	20,890
> Sweden
Mekonomen	19,560	21,070
Sweco	42,940	43,610
> Spain
Bolsas y Mercados Españoles	10,500	14,590
> Netherlands
Brunel	0	18,101
> Finland
Tikkurila	29,171	31,721
> Denmark
SimCorp	15,330	22,580
> Italy
IMA	0	16,450
Pirelli	37,640	39,720
> Austria
Schoeller-Bleckmann	5,000	5,770
> Belgium
EVS Broadcast Equipment	9,690	12,520
	Number of Shares
	6/30/14	9/30/14
Sales
Europe
> United Kingdom
Abcam	162,450	101,510
Cable and Wireless	757,113	726,213
Croda International	14,670	0
Domino's Pizza UK & Ireland	71,040	59,400
Halfords	81,180	73,060
Jardine Lloyd Thompson Group	106,750	70,133
Ocado	112,090	110,390
Rightmove	24,010	14,880
Shaftesbury	77,460	54,000
Telecity	75,080	0
WH Smith	53,360	47,530
Whitbread	12,925	8,325
> France
1000 mercis	9,106	0
AKKA Technologies	18,823	16,283
Cegedim	23,340	21,040
Eutelsat	18,000	17,160
Hi-Media	242,500	170,400
Neopost	25,240	23,030
Norbert Dentressangle	4,220	3,740
Saft	18,291	16,651
> Germany
Aurelius	34,420	32,530
TAG Immobilien	48,860	9,829
> Sweden
Hexagon	38,690	29,450
Kambi Group	6,787	0
Recipharm	50,620	40,490
Swedish Match	28,110	25,880
Unibet	13,030	11,111
> Switzerland
Partners Group	4,540	4,280
> Spain
Viscofan	17,550	15,040
> Netherlands
Aalberts Industries	38,130	35,710
Arcadis	19,759	14,179
Core Labs	4,080	3,610
> Finland
Konecranes	16,690	16,520
Munksjo	91,440	70,810
Sponda	144,842	131,300
Vacon	31,120	0

	Number of Shares
	6/30/14	9/30/14
Sales (continued)
Europe—continued
> Norway
Atea	46,070	42,030
Orkla	80,730	67,850
Subsea 7	46,740	38,130
> Denmark
Jyske Bank	10,470	9,790
> Turkey
Bizim Toptan	56,810	0
Other Countries
> United States
Gulfmark Offshore	5,277	1,637

Columbia Acorn European FundSM

Statement of Investments (Unaudited), September 30, 2014

Number of Shares		Value
		Equities: 96.6%
Europe 96.5%
	> United Kingdom 33.2%
1,933,560	Assura	$1,457,585
560,145	Assura-Rights (a)(b)	27,242
	UK Primary Health Care Property Developer
30,750	Spirax Sarco	1,403,149
	Steam Systems for Manufacturing & Process Industries
70,133	Jardine Lloyd Thompson Group	1,106,263
	International Business Insurance Broker
58,070	Babcock International	1,024,690
	Public Sector Outsourcer
240,940	Charles Taylor	1,013,607
	Insurance Services
47,530	WH Smith	831,506
	Newsprint, Books & General Stationery Retailer
277,770	Connect Group	672,083
	Newspaper & Magazine Distributor
196,680	Cambian (a)	666,392
	Mental Health Facilities & Programs
101,510	Abcam	661,954
	Online Sales of Antibodies
54,000	Shaftesbury	595,129
	London Prime Retail REIT
40,510	Dialight	591,712
	LED Products for Hazardous & Industrial Environments
59,235	Halma	585,274
	Health & Safety Sensor Technology
15,610	Fidessa Group	579,764
	Software for Financial Trading Systems
141,240	Polypipe	563,842
	Manufacturer of Plastic Piping & Fittings
22,503	Aggreko	563,221
	Temporary Power & Temperature Control Services
73,060	Halfords	559,501
	UK Retailer of Leisure Goods & Auto Parts
8,325	Whitbread	559,406
	UK Hotelier & Coffee Shop
726,213	Cable and Wireless	550,003
	Telecommunications Service Provider in the Caribbean
133,120	Elementis	548,716
	Specialty Chemicals
59,400	Domino's Pizza UK & Ireland	546,283
	Pizza Delivery in UK, Ireland & Germany
128,860	RPS Group	545,233
	Consultant Specializing in Energy, Water, Urban Planning, Health & Safety
14,880	Rightmove	517,512
	Internet Real Estate Listings
19,210	AVEVA	479,280
Number of Shares		Value
	Engineering Software
110,390	Ocado (a)	$471,723
	Online Grocery Retailer
2,222	PureCircle (a)	21,622
	Natural Sweeteners
		17,142,692
	> France 12.6%
23,030	Neopost	1,693,882
	Postage Meter Machines
3,230	Eurofins Scientific	835,705
	Food, Pharmaceuticals & Materials Screening & Testing
21,040	Cegedim (a)	662,770
	Medical Market Research/IT Services
16,651	Saft	566,577
	Niche Battery Manufacturer
170,400	Hi-Media (a)	559,008
	Online Advertiser in Europe
17,160	Eutelsat	554,094
	Fixed Satellite Services
16,283	AKKA Technologies	551,176
	Engineering Consultancy
21,430	Bonduelle	548,110
	Producer of Canned, Deep-frozen & Fresh Vegetables
3,740	Norbert Dentressangle	538,372
	European Logistics & Transport Group
		6,509,694
	> Germany 10.6%
32,530	Aurelius	1,157,026
	European Turnaround Investor
27,290	NORMA Group	1,137,242
	Clamps for Automotive & Industrial Applications
20,890	Wirecard	768,265
	Online Payment Processing & Risk Management
6,950	MTU Aero Engines	591,295
	Airplane Engine Components & Services
112,250	Telefonica Deutschland	585,418
	Mobile & Fixed-line Communications in Germany
1,910	Rational	567,703
	Commercial Ovens
19,110	Elringklinger	563,112
	Automobile Components
9,829	TAG Immobilien (c)	111,121
	Owner of Residential Properties in Germany
		5,481,182
	> Sweden 7.9%
29,450	Hexagon	931,221
	Design, Measurement & Visualization Software & Equipment
25,880	Swedish Match	837,259
	Swedish Snus

Number of Shares		Value
	> Sweden—continued
40,490	Recipharm (a)	$687,365
	Contract Development Manufacturing Organization
43,610	Sweco	617,949
	Engineering Consultants
11,111	Unibet	558,938
	European Online Gaming Operator
21,070	Mekonomen	455,555
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
		4,088,287
	> Switzerland 6.5%
4,280	Partners Group	1,124,930
	Private Markets Asset Management
3,480	Geberit	1,121,649
	Plumbing Supplies
1,820	INFICON	554,750
	Gas Detection Instruments
160	Sika	553,228
	Chemicals for Construction & Industrial Applications
		3,354,557
	> Spain 6.0%
145,730	DIA	1,044,334
	Discount Retailer in Spain, Latin America & the Eastern Mediterranean
15,040	Viscofan	823,846
	Sausage Casings Maker
109,520	Prosegur	679,308
	Security Guards
14,590	Bolsas y Mercados Españoles	555,080
	Spanish Stock Markets
		3,102,568
	> Netherlands 5.6%
35,710	Aalberts Industries	924,545
	Flow Control & Heat Treatment
6,180	Gemalto	567,444
	Digital Security Solutions
3,610	Core Labs	528,323
	Oil & Gas Reservoir Consulting
14,179	Arcadis	468,986
	Engineering Consultants
18,101	Brunel	414,541
	NL Specialist & Energy Staffing
		2,903,839
	> Finland 4.6%
31,721	Tikkurila	660,466
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
70,810	Munksjo	657,359
	Specialty Paper Maker
131,300	Sponda	591,868
	Office, Retail & Logistics Properties
Number of Shares		Value
16,520	Konecranes	$443,043
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		2,352,736
	> Norway 3.2%
67,850	Orkla	613,578
	Food & Brands, Aluminum, Chemicals Conglomerate
38,130	Subsea 7	544,524
	Offshore Subsea Contractor
42,030	Atea	472,651
	Nordic IT Hardware/Software Reseller & Installation Company
		1,630,753
	> Denmark 2.3%
22,580	SimCorp	662,816
	Software for Investment Managers
9,790	Jyske Bank (a)	529,072
	Danish Bank
		1,191,888
	> Italy 2.1%
39,720	Pirelli	547,702
	Global Tire Supplier
16,450	IMA	544,217
	Food & Drugs Packaging & Machinery
		1,091,919
	> Austria 1.1%
5,770	Schoeller-Bleckmann	562,446
	Manufacturer of Components for Directional Drilling
	> Belgium 0.8%
12,520	EVS Broadcast Equipment	436,196
	Digital Live Mobile Production Software & Systems
Europe: Total		49,848,757
Other Countries 0.1%
	> United States 0.1%
1,637	Gulfmark Offshore	51,320
	Operator of Offshore Supply Vessels
Other Countries: Total		51,320
Total Equities: 96.6% (Cost: $50,564,846)		49,900,077	(d)
Short-Term Investments 3.7%
1,920,689	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	1,920,689
Total Short-Term Investments: 3.7% (Cost: $1,920,689)		1,920,689

Columbia Acorn European FundSM

Statement of Investments (Unaudited), continued

Number of Shares		Value
Securities Lending Collateral 0.3%
129,317	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (e)	$129,317
Total Securities Lending Collateral: 0.3% (Cost: $129,317)		129,317
Total Investments: 100.6% (Cost: $52,614,852)(f)		51,950,083 (g)
Obligation to Return Collateral for Securities Loaned: (0.3)%		(129,317)
Cash and Other Assets Less Liabilities: (0.3)%		(177,784)
Net Assets: 100.0%		$51,642,982

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  Illiquid security.

(c)  All or a portion of this security was on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $123,138.

(d)  On September 30, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$21,912,256	42.4
British Pound	17,142,692	33.2
Swedish Krona	4,088,287	7.9
Swiss Franc	3,354,557	6.5
Other currencies less
than 5% of total net assets	3,402,285	6.6
Total Equities	$49,900,077	96.6

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At September 30, 2014, for federal income tax purposes, the cost of investments was $52,614,852 and net unrealized depreciation was $664,769 consisting of gross unrealized appreciation of $2,388,614 and gross unrealized depreciation of $3,053,383.

(g)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at

> Notes to Statement of Investments

amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$528,323	$49,320,434	$-	$49,848,757
Other Countries	51,320	-	-	51,320
Total Equities	579,643	49,320,434	-	49,900,077
Total Short-Term Investments	1,920,689	-	-	1,920,689
Total Securities Lending Collateral	129,317	-	-	129,317
Total Investments	$2,629,649	$49,320,434	$-	$51,950,083

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

Columbia Acorn European FundSM

Portfolio Diversification (Unaudited)

At September 30, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$6,343,986	12.3
Other Industrial Services	3,622,390	7.0
Industrial Materials & Specialty Chemicals	2,982,881	5.8
Conglomerates	2,695,149	5.2
Outsourcing Services	2,669,715	5.2
Construction	1,685,491	3.3
Electrical Components	1,158,288	2.2
	21,157,900	41.0
> Information
Business Software	2,653,081	5.1
Computer Services	1,135,422	2.2
Telephone & Data Services	1,135,421	2.2
Computer Hardware & Related Equipment	1,003,640	1.9
Financial Processors	768,265	1.5
Instrumentation	585,275	1.1
Advertising	559,008	1.1
Satellite Broadcasting & Services	554,094	1.1
Internet Related	517,512	1.0
	8,911,718	17.2
> Consumer Goods & Services
Retail	3,362,618	6.5
Food & Beverage	2,230,837	4.3
Restaurants	1,105,689	2.1
Consumer Goods Distribution	672,083	1.3
Casinos & Gaming	558,938	1.1
Other Durable Goods	547,701	1.1
	8,477,866	16.4
	Value	Percentage of Net Assets
> Finance
Insurance	$2,119,870	4.1
Brokerage & Money Management	1,124,930	2.2
Financial Processors	555,080	1.1
Banks	529,072	1.0
	4,328,952	8.4
> Other Industries
Real Estate	2,782,945	5.4
Transportation	538,372	1.0
	3,321,317	6.4
> Health Care
Pharmaceuticals	687,365	1.3
Health Care Services	666,392	1.3
Medical Supplies	661,954	1.3
	2,015,711	3.9
> Energy & Minerals
Oil Services	1,158,289	2.3
Mining	528,324	1.0
	1,686,613	3.3
Total Equities:	49,900,077	96.6
Short-Term Investments:	1,920,689	3.7
Securities Lending Collateral:	129,317	0.3
Total Investments:	51,950,083	100.6
Obligation to Return Collateral for Securities Loaned:	(129,317)	(0.3)
Cash and Other Assets Less Liabilities:	(177,784)	(0.3)
Net Assets:	$51,642,982	100.0

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Columbia Acorn Family of Funds Expense Information

as of 9/30/14

Columbia Acorn® Fund	Class A	Class B*	Class C	Class I	Class R	Class R4	Class R5	Class Y	Class Z
Management Fees	0.64%	0.64%	0.64%	0.64%		0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.18%	0.35%	0.13%	0.07%		0.19%	0.12%	0.06%	0.15%
Net Expense Ratio	1.07%	1.74%	1.77%	0.71%		0.83%	0.76%	0.70%	0.79%
Columbia Acorn International®
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	0.46%	0.21%	0.10%	0.38%	0.28%	0.15%	0.10%	0.17%
Net Expense Ratio	1.22%	1.96%	1.96%	0.85%	1.63%	1.03%	0.90%	0.85%	0.92%
Columbia Acorn USA®
Management Fees	0.86%	0.86%	0.86%	0.86%		0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	0.62%	0.14%	0.02%		0.21%	0.14%	0.07%	0.21%
Net Expense Ratio	1.33%	2.23%	2.00%	0.88%		1.07%	1.00%	0.93%	1.07%
Columbia Acorn International SelectSM
Management Fees	0.94%	0.94%	0.94%	0.94%		0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.27%	0.41%	0.29%	0.16%		0.27%	0.21%	0.15%	0.23%
Net Expense Ratio	1.46%	2.10%	2.23%	1.10%		1.21%	1.15%	1.09%	1.17%
Columbia Acorn SelectSM
Management Fees	0.84%	0.84%	0.84%	0.84%		0.84%	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.50%	0.20%	0.11%		0.28%	0.16%	0.11%	0.20%
Net Expense Ratio	1.32%	2.09%	2.04%	0.95%		1.12%	1.00%	0.95%	1.04%
Columbia Thermostat FundSM
Management Fees	0.10%	0.10%	0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%			0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%			0.15%	0.13%	0.08%	0.14%
Net Expense Ratio**	0.50%	1.00%	1.25%			0.25%	0.23%	0.18%	0.24%
Columbia Acorn Emerging Markets FundSM
Management Fees	1.03%		1.03%	1.03%		1.03%	1.03%	1.03%	1.03%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.27%		0.28%	0.18%		0.24%	0.22%	0.20%	0.30%
Net Expense Ratio	1.55%		2.31%	1.21%		1.27%	1.25%	1.23%	1.33%
Columbia Acorn European FundSM
Management Fees	1.19%		1.19%	1.19%		1.19%	1.19%		1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%		0.00%
Other Expenses	0.31%		0.31%	0.27%		0.31%	0.33%		0.31%
Net Expense Ratio	1.75%		2.50%	1.46%		1.50%	1.52%		1.50%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the nine months ended September 30, 2014. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.22%	1.35%	1.27%	1.22%	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM on 30 days' notice.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in underlying portfolio funds), do not exceed annually the rates of 0.50%, 1.00%, 1.25%, 0.25%, 0.23%, 0.18% and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares, respectively, through April 30, 2015. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), of each Fund's Class A, Class C, Class I, Class R4, Class R5, Class Y (if offered) and Class Z shares through April 30, 2015, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class C	Class I	Class R4		Class R5	Class Y	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.46%	1.60%		1.51%	1.46%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.47%	1.50	%***	1.52%	—	1.50%

    There is no guarantee that these arrangements will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the voluntary undertaking by CMIS to waive a portion of total annual Fund operating expenses attributable to transfer agency expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

  *  The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

  **  Does not include estimated fees and expenses of 0.53% incurred by the Fund from the underlying portfolio funds in which it invests.

  ***  Effective June 25, 2014 (commencement of operations) through April 30, 2015.

Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Maureen M. Culhane

Margaret M. Eisen

Thomas M. Goldstein

John C. Heaton

Charles P. McQuaid

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan

President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

William J. Doyle

Vice President

David L. Frank

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Treasurer, Principal Financial and Accounting Officer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Charles P. McQuaid

Vice President

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

Third Quarter Report, September 30, 2014

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

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